UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Definitive Proxy Statement
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Medline Inc.
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MEDLINE

2026 Proxy Statement

and Notice of Annual Meeting of Stockholders

We make healthcare run better
MEDLINE

About Us

Medline is the largest provider of medical-surgical products and supply chain solutions serving all points of care, based on total net sales of med-surg products.[1]

We make healthcare run better
MEDLINE

Our Mission

We make healthcare run better®

Our Values

— WE HAVE A — RELENTLESS CUSTOMER FOCUS
— WE HAVE A — DRIVE TO SUCCEED
— WE BELIEVE — RELATIONSHIPS MATTER
— WE PRACTICE — PURPOSEFUL CANDOR
— WE ARE — GRITTY PROBLEM SOLVERS
— WE DEMONSTRATE — AGILITY & FLEXIBILITY

2025 Highlights

$28.4B
NET SALES

$1.2B
NET INCOME

$3.5B
ADJUSTED EBITDA[2]

"Medline's mission is to make healthcare run better, and that starts with our people and the customer-focused culture they advance every day. As we celebrate our 60th year in business and enter our first year as a public company, we continue to pursue excellence and another year of growth the same way we always have — by investing in our people and staying focused on delivering unparalleled quality, service, and reliability to our customers across the continuum of care."

JAMES M. BOYLE

CHIEF EXECUTIVE OFFICER
MEMBER OF BOARD

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
DATE AND TIME	RECORD DATE	LOCATION – VIRTUAL MEETING

Thursday, June 11, 2026 10:00 a.m. Central Time
April 13, 2026
Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
The Notice, our Proxy Statement, our Annual Report to Stockholders for the year ended December 31, 2025, and the proxy card are first being mailed or made available on or about April 23, 2026.
Live via webcast at www.virtualshareholdermeeting.com/MDLN2026 Access will open 15 minutes prior to start.
AGENDA AND RECOMMENDATIONS
Proposals	Items of Business	Board Recommendations	See Page #
1	To elect the 12 director nominees named in this Proxy Statement to one-year terms expiring in 2027	FOR all nominees	8
2	To approve, on an advisory basis, the Company’s executive compensation	FOR	45
3	To approve the frequency of holding advisory votes to approve the Company’s executive compensation	ONE YEAR	45
4	To ratify the selection of Ernst & Young LLP as our independent auditor for 2026	FOR	72
5	To transact any other business properly presented at the Annual Meeting
YOUR VOTE IS IMPORTANT. Make sure to have your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or voting instruction form with control number available and follow the instructions. For additional information, see Question 4 on page 76.
By Order of the Board of Directors,
NICOLE FRITZ Vice President, Deputy General Counsel and Corporate Secretary Northfield, Illinois April 23, 2026
HOW TO VOTE
BY PHONE Call the phone number listed on your proxy card or voting instruction form
ONLINE Visit the website listed on your proxy card, Notice, or voting instruction form
BY MAIL Complete, sign, date, and return your proxy card in the envelope enclosed with the physical copy of your proxy materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026
Medline Inc.’s Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2025, are available at www.proxyvote.com.

Appendix A	Non-GAAP Financial Measures	A-1
	Adjusted EBITDA	A-1
	Free Cash Flow	A-3
	Organic Sales	A-4
Appendix B	Glossary of Terms and Acronyms	B-1

Websites
Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the Securities and Exchange Commission (the “SEC”).
Forward-Looking Statements

This Proxy Statement contains information that may constitute forward-looking statements, as defined under U.S. federal securities laws. Words such as “anticipate,” “assume,” “believe” “contemplate,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “intend,” “may,” “plan,” “potentially,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or similar words or phrases that convey uncertainty of future events or outcomes, are intended to identify forward-looking statements in this Proxy Statement. These forward-looking statements relate to matters such as our industry, business strategy, costs, and cost savings, impacts of accounting standards and guidance, goals and expectations, market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, legal matters, trends, and other financial and operating information. The forward-looking statements are based on management’s current expectations and are subject to various risks, uncertainties, and changes in circumstances, many of which are beyond our control, that could cause actual results to differ materially. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Factors that may cause actual results to differ from expected results include, but are not limited to, those described in Part I, Item 1A — Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2025, and those set forth in our future filings with the SEC. The forward-looking statements included in this Proxy Statement speak only as of the date of this Proxy Statement or as of the date they are made, as applicable. Except as otherwise required by law, we disclaim any intent or obligation to update any “forward-looking statement” made in this Proxy Statement to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.
Forward-looking and other statements in this document may also address our sustainability progress, plans, and goals. The inclusion of such statements is not an indication that these are material to the Company, investors, or other stakeholders or required to be disclosed in the Company’s filings under the U.S. securities laws or any other laws or requirements applicable to the Company. In addition, historical, current, and forward-looking environmental and social-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

COMPANY OVERVIEW
COMPANY OVERVIEW
Medline Inc. (“Medline,” “we,” “our,” “us,” or the “Company”) is the largest provider of medical-surgical (“med-surg”) products and supply chain solutions serving all points of care, based on our 2025 net sales relative to the publicly reported net sales of med-surg products by companies that are both med-surg manufacturers and distributors. We deliver mission-critical products used daily across the full range of care settings, from hospitals and surgery centers to physician offices and post-acute facilities. Through our two segments, Medline Brand and Supply Chain Solutions, we offer approximately 335,000 med-surg products, including surgical and procedural kits, gloves and protective apparel, urological and incontinence care, wound care, and consumable lab and diagnostics products. We hold the leading position across several of our end markets and many of our key product families. Our mission is to make healthcare run better by delivering improved clinical, financial, and operational outcomes.
OUR CULTURE
At Medline, our culture is the foundation of our success. Employees are encouraged to exercise judgment, work transparently with customers, and contribute meaningfully to our mission to make healthcare run better. Our culture is grounded in a customer-focused, collaborative, and performance-driven approach, guided by six core values — a unified set of principles that reflect our legacy, represent who we are today, and guide how we aim to grow together.

MEDLINE	| 1 |	2026 Proxy Statement

COMPANY OVERVIEW
OUR PEOPLE
45K+ Employees globally
We seek to attract employees whose skills, experience, and motivation align with our operational and technical needs. Through continual improvement of internal processes, an awareness of market and candidate driven trends, and in partnership with vendors and other outside organizations, our talent acquisition programs focus on efficient hiring processes, market awareness, and building a diverse pipeline of candidates. We support development through consistent performance management process and early career opportunities to take on additional responsibilities to demonstrate their competencies and drive to succeed, and on-the-job responsibility augmented by formal training and development to refine technical and leadership skills. New sales representatives participate in comprehensive training programs, and product managers have targeted development pathways through all stages of their careers, from mandatory onboarding offerings to advanced classes that provide the necessary skills with increasing levels of responsibility, to support progression over time.
We believe our employees’ ability to communicate and cooperate effectively across functional and departmental teams positively impacts our performance. We engage in various listening strategies and foster engagement through survey feedback mechanisms, anonymous employee feedback platform, focus groups, increased attention to onboarding and offboarding feedback, pulse surveys on remote work needs, and other listening strategies. Insights from these efforts inform workplace improvements. We also support an inclusive environment through Employee Resource Groups and leadership training initiatives designed to reduce bias in talent decisions and strengthen representation across the Company.

100+ Countries
70+ Global distribution facilities
*As of December 31, 2025.
OUR ENVIRONMENTAL AND SUSTAINABILITY EFFORTS
Our sustainability mission is to promote a sustainable and resilient healthcare supply chain that supports healthcare providers and communities. As we strive to achieve this goal, we face the unique challenge of balancing our customers’ needs to provide immediate, high-quality patient care with the environmental and social impacts of our operations. Healthcare systems inherently rely on resource-intensive practices, single-use supplies and the ability to access anything their patients need within seconds.
Informed by global challenges and adapting to regulatory shifts, our sustainability strategy provides a blueprint for responsible environmental action and positive social impact. Our strategy is supported by our sustainability framework, which is focused on four pillars that align with our aspirations and provide the architecture for the integration of sustainability into our business:
Robust Governance	We strive to do what is right, not only what is required. We hold our business, employees and suppliers to high ethical standards.
Climate Resilience and Environmental Action
We seek to build an environmentally sustainable business, to conserve our use of natural resources and to reduce waste. We are working to identify a path to reduce our carbon footprint, and to help our customers do the same.

Responsible Products
We are focused on providing high-quality healthcare products that are safe for both patients and the environment. We strive to be transparent in our product labeling and engage in responsible marketing practices.

People and Communities
We want our employees, communities, suppliers and customers to achieve their full potential. We help by promoting high standards of safety and health in the workplace, creating opportunities for connection and development for our employees, promoting belonging and engagement, and addressing health equity in the communities in which we operate — and around the world.

MEDLINE	| 2 |	2026 Proxy Statement

COMPANY OVERVIEW
In September 2025, we released our 2024 Sustainability Report, which details progress made toward Medline’s global sustainability objectives for 2024. Our 2024 Sustainability Report was prepared based on the Sustainability Accounting Standards Board (“SASB”) reporting guidelines. Given the scope of our core business activities, we report to both the SASB Medical Equipment and Supplies and Healthcare Distributors standards.
We aim to amplify our impact and embed sustainability across our business. In addition to our annual Sustainability Reports, we provide information on our sustainability strategy and progress, and related policies and principles on our website at www.medline.com/about-us/sustainability.
OUR BUSINESS
Customers are at the heart of what we do. We are committed to deeply understanding how our customers operate, what challenges they face, and how we can better support them. Our best-in-class business model, entrepreneurial spirit, and compelling value proposition are the result of our customer-focused culture that emphasizes the rapid identification of and response to customer needs.
Our vertically integrated business model is designed to deliver the best total value to our customers through a comprehensive set of world-class products, a resilient and highly efficient supply chain, and differentiated clinical solutions. Our platform is powered by our global procurement network, strategically located distribution centers, high delivery route density, and innovation capabilities informed by proprietary supply chain customer insights. Our ability to provide significant savings on our high-quality products and services and our ability to serve across the entire continuum of care aligns us with the evolving needs of our customers.
We Deliver a Comprehensive Solution at the Best Total Value
We offer approximately 190,000 Medline Brand products across our product categories. Our breadth and footprint today are the result of decades of significant investments. Our clinical solutions empower frontline teams with best practice guidance, education and training, and a system of products to help improve clinical outcomes. We believe we are uniquely positioned to benefit from our vertically integrated model and over 1,600 active Prime Vendor relationships. Our Prime Vendor relationships are those relationships for which we have a multi-year distribution agreement between Medline and a customer, whereby the customer agrees to use Medline for the vast majority of its med-surg product needs.

MEDLINE	| 3 |	2026 Proxy Statement

COMPANY OVERVIEW
2025 PERFORMANCE HIGHLIGHTS
We believe our 2025 performance reflects the confidence customers place in our value, service, and reliability, and our unique capability to support health systems across the entire continuum of care. With our scale, broad product portfolio, and expansive distribution footprint, we believe we are well positioned for sustainable long-term growth.
For fiscal year 2025, we had the following results:
SALES	INCOME	SALES	INCOME
$28.4 Billion	$1.2 Billion	10.5%	$3.5 Billion
NET SALES 11.5% year-over-year increase	NET INCOME 3.6% year-over-year decrease	ORGANIC SALES* year-over-year increase	ADJUSTED EBITDA* 3.2% year-over-year increase
CASH FLOW	CASH FLOW
$1.7 Billion	$1.3 Billion
NET CASH PROVIDED BY OPERATING ACTIVITIES	FREE CASH FLOW*

*
Non-GAAP financial measure. For more information, including reconciliations of our non-GAAP measures to the comparable GAAP measures, see Appendix A to this Proxy Statement.

The combination of our two segments, Medline Brand and Supply Chain Solutions, addresses critical needs in the market through a comprehensive solution. Both segments are supported by our Prime Vendor model, differentiated distribution network, and robust commercial platform.
2025 Net Sales Mix	2025 Segment Adjusted EBITDA* Mix

*
Segment Adjusted EBITDA is our segment measure of profit or loss as defined by Accounting Standards Codification (ASC) 280. Segment Adjusted EBITDA does not include unallocated corporate and other costs.

MEDLINE	| 4 |	2026 Proxy Statement

Voting Roadmap
Voting Roadmap
This voting roadmap summarizes the voting matters and the Board of Directors (“Board”) recommendations detailed elsewhere in this Proxy Statement. It may not contain all the information important to you. Please review this entire Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) prior to voting. Please refer to our Glossary of Terms and Acronyms in Appendix B to this Proxy Statement for definitions of certain capitalized terms.
PROPOSAL 1	ELECTION OF DIRECTORS
Elect the following 12 directors to hold office until the Company’s 2027 Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.
More on Page 8
The Board believes that the nominees possess the requisite qualifications, skills, and expertise to provide effective oversight of management and the Company’s business.
Director Nominees at a Glance
Independence: 9 of 12 directors
	Charles N. Mills | 64 Non-Executive Former Chief Executive Officer, Medline Director Since: 1985 Other Current Public Company Boards: None		Joseph P. Baratta | 55 Global Head of Private Equity, Blackstone Director Since: 2021 Other Current Public Company Boards: 1
Chair	Board Committees:	Independent	Board Committees:	None
	Jacob D. Best | 41 Partner, Hellman & Friedman Director Since: 2021 Other Current Public Company Boards: None		Todd M. Bluedorn | 63 Former Chief Executive Officer, Lennox International Inc. Director Since: 2025 Other Current Public Company Boards: 2
Independent	Board Committees:	Independent	Board Committees:
	James M. Boyle | 54 Chief Executive Officer, Medline Director Since: 2023 Other Current Public Company Boards: None			Richard A. Galanti | 70 Former Chief Financial Officer, Costco Wholesale Corporation Director Since: 2025 Other Current Public Company Boards: 1
CEO	Board Committees:	None	Financial Expert Independent	Board Committees:
Board Committees

Audit	Compensation	Nominating and Corporate Governance	Risk and Compliance	Committee Chair

MEDLINE	| 5 |	2026 Proxy Statement

Voting Roadmap
Director Nominees at a Glance (continued)
	Patrick J. Healy | 59 Chief Executive Officer, Hellman & Friedman Director Since: 2025 Other Current Public Company Boards: None		Andrew J. Mills | 65 Former President, Medline; Chief Executive Officer and General Partner, Council Ring Capital, LLC Director Since: 1985 Other Current Public Company Boards: None
Independent	Board Committees:	None	Board Committees:	None
	Robert R. Schmidt | 43 Partner and Global Co-Head of Healthcare, Carlyle Director Since: 2021 Other Current Public Company Boards: None		Anushka M. Sunder | 39 Senior Managing Director and Head of Healthcare Private Equity North America, Blackstone Director Since: 2021 Other Current Public Company Boards: None
Independent	Board Committees:	Independent	Board Committees:
	Thomas W. Sweet | 66 Former Chief Financial Officer, Dell Technologies Director Since: 2024 Other Current Public Company Boards: 2		Stephen H. Wise | 53 Partner and Co-Head of Americas Corporate Private Equity, Carlyle Director Since: 2021 Other Current Public Company Boards: None
Financial Expert Independent	Board Committees:	Independent	Board Committees:	None
Board Committees

Audit	Compensation	Nominating and Corporate Governance	Risk and Compliance	Committee Chair

MEDLINE	| 6 |	2026 Proxy Statement

Voting Roadmap
PROPOSAL 2	ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION

Approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“NEOs”), as described in the Compensation Discussion and Analysis and Executive Compensation Tables in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.
More on Page 45
Our executive compensation program is built on a pay-for-performance philosophy, with a significant portion of NEOs’ compensation delivered through at-risk incentives tied to individual and Company performance and long-term value creation. The Compensation Committee of the Board (the “Compensation Committee”) designs and oversees our executive compensation program using market and peer benchmarking and an emphasis on performance-based, investor-aligned incentives that are at risk and reward organizational individual performance.
PROPOSAL 3	ADVISORY VOTE ON THE FREQUENCY OF VOTES ON OUR EXECUTIVE COMPENSATION
Approve, on an advisory, non-binding basis, the frequency of future stockholder advisory votes on the compensation of our NEOs.

THE BOARD RECOMMENDS A VOTE FOR A ONE YEAR INTERVAL FOR THE ADVISORY VOTE ON PROPOSAL 3.
More on Page 45
An annual say-on-pay vote enables our stockholders to express their views on our executive compensation program in a regular and timely manner. The Company believes a one-year frequency for the say-on-pay vote is a good governance practice and provides the Compensation Committee with important insight on stockholder perspectives in alignment with the Committee’s annual process for compensation review and decision making.
PROPOSAL 4	RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
Ratify the selection of Ernst & Young LLP (“EY”) as our independent auditor for the fiscal year ending on December 31, 2026.

THE BOARD AND AUDIT COMMITTEE RECOMMEND A VOTE FOR PROPOSAL 4.
More on Page 72
Taking into consideration EY’s qualifications, performance, independence, and the factors described in the Audit Matters section of this Proxy Statement, the Audit Committee of the Board (the “Audit Committee”) and the Board have determined that retaining EY as our independent auditor is in the best interests of the Company and our stockholders. In making this determination, the Audit Committee considered, among other things, the quality and effectiveness of EY’s audit services, EY’s understanding of our business and risk profile, and the competitiveness of EY’s fees.

MEDLINE	| 7 |	2026 Proxy Statement

OUR BOARD
OUR BOARD
PROPOSAL 1	ELECTION OF DIRECTORS
Elect the following 12 directors to hold office until the Company’s 2027 Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.
At the recommendation of the Nominating and Corporate Governance Committee (“Governance Committee”), the Board has nominated the 12 directors named in this Proxy Statement for election to a one-year term expiring at our 2027 Annual Meeting of Stockholders. Each elected director will serve until their successor has been duly elected and qualified, or until the director’s earlier resignation, retirement, death, disqualification, or removal. All of the director nominees are current directors.
The Board believes the director nominees are highly qualified and collectively reflect the mix of skills, experience, and expertise to advance the interests of the Company, provide sound oversight and counsel to management, and deliver value to stockholders.
Each nominee has consented to being named as a nominee, has accepted the nomination, and has agreed to serve as a director if elected. If any nominee becomes unable or unwilling to serve between the date of this Proxy Statement and the Annual Meeting, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.
Our 2026 Director Nominees
Director Nominee Skills And Expertise
The following highlights the key knowledge, skills, and expertise that the Governance Committee and the Board consider most important to the Company’s business, long-term strategy, and risks. The matrix is intended to depict notable areas of experience and expertise for the Board.

MEDLINE	| 8 |	2026 Proxy Statement

OUR BOARD
SKILLS AND EXPERIENCE

Medical Product Manufacturing or Related Industry
Experience in medical product manufacturing and distribution, and related healthcare services, including familiarity with the needs of hospital systems and other care settings.
7 of 12
PUBLIC COMPANY GOVERNANCE Experience on a public company board, including knowledge of corporate governance and oversight, and experience with communications between a board and management	7 of 12

Digital Transformation
Experience in technology, artificial intelligence (“AI”), or cloud computing, including optimizing processes, fostering a culture of innovation, and aligning digital strategies with corporate goals to enhance business operations.
3 of 12
Risk Management Experience overseeing risk identification, analysis, and mitigation efforts, including those related to changes in laws and regulations.	12 of 12

Brand Building
Experience understanding interactions, impressions, and connections that customers, the public, and investors have with a brand, including the overall perception and emotional connection people have with a brand, influenced by all touchpoints and communications.
5 of 12
Mergers and Acquisitions Experience evaluating, negotiating, or overseeing strategic acquisitions, divestitures, and other transactions and related integrations.	11 of 12
Supply Chain Experience in the process of getting products from raw materials to customers, including sourcing materials, producing goods, handling logistics, and making efficient deliveries.	6 of 12
International Experience operating in global business markets or familiarity with culture, practices, trends, and issues outside of the United States.	9 of 12

Sustainability and Human Capital
Experience in sustainability, including reducing carbon footprints, managing waste, and conserving natural resources, or in human capital management and building relationships with diverse employees, suppliers, customers, and communities.
6 of 12

MEDLINE	| 9 |	2026 Proxy Statement

OUR BOARD
Director Nominee Biographies
The following director nominee biographies summarize the key experience and expertise the director nominees bring to the Board.

Age: 64 Director Since: 1985 Chair Since: 2018 Committees: Risk and Compliance Committee Other Current Public Company Boards: None

Charles N. Mills
Chair
Key Qualifications
Mr. C. Mills brings to the Board extensive industry knowledge, management expertise, and business experience, particularly from his former role as our Chief Executive Officer.
Career Highlights
Medline
•
Chief Executive Officer (1997 to 2023)

•
Various sales positions (1986 to 1997)

Other Boards
•
Northwestern Memorial Hospital (since 2016)

Age: 55 Director Since: 2021 Committees: None Other Current Public Company Boards: 1

Joseph P. Baratta
Independent
Key Qualifications
Mr. Baratta brings to the Board extensive financial, management, and investment experience from his involvement at Blackstone Inc. (“Blackstone”), including as the Global Head of Private Equity, and his service on the boards of various companies across multiple sectors.
Career Highlights
Blackstone, an alternative asset manager
•
Global Head of Private Equity (since 2012)

•
Various positions (1998 to 2012)

Other Boards

• Blackstone (since 2020)♦ • Merlin Entertainments Group, a location-based entertainment company (since 2005)	• Various other portfolio companies of Blackstone in media, finance, and sustainability (since 2017)

♦
current public company board

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OUR BOARD

Age: 41 Director Since: 2021 Committees: Compensation Committee, Nominating and Corporate Governance Committee, and Risk and Compliance Committee Other Current Public Company Boards: None

Jacob D. Best
Independent
Key Qualifications
Mr. Best brings to the Board significant financial, management, and investment experience from his involvement at Hellman & Friedman LLC (“H&F”), including as a Partner, as well as his thorough knowledge of our industry.
Career Highlights
H&F, a private equity investment firm
•
Partner (2009 to 2012, and since 2016)

Change Healthcare (formerly Emdeon), a provider of revenue and payment cycle management and clinical information exchange solutions
•
Chief of Staff (2013)

Included Health (formerly Grand Rounds), a healthcare company that delivers personalized, all-in-one care
•
Head of Medical Networks (2014 to 2016)

Bain & Company, a consulting firm that works with organizations on strategy and transformation initiatives
•
Senior Associate Consultant (2006 to 2009)

Other Boards

•
athenahealth, Inc., a provider of cloud-based enterprise software solutions for medical groups and health systems (since 2022)

•
Snap One Holdings Corp., an eCommerce provider in the connected home sector (2017 to 2023)

•
Goodman Global, Inc., a domestic unit manufacturer and distributor of heating, ventilation, and air conditioning products (2011 to 2012)

•
Ellucian, Inc., a provider of software products and services to higher education institutions (2011 to 2012)

MEDLINE	| 11 |	2026 Proxy Statement

OUR BOARD

Age: 63 Director Since: 2025 Committees: Audit Committee Other Current Public Company Boards: 2

Todd M. Bluedorn
Independent
Key Qualifications
Mr. Bluedorn brings to the Board significant management expertise and business experience, including his time as Chief Executive Officer of Lennox International Inc. and his service on the boards of multiple companies.
Career Highlights
Madison Industries, a diversified industrial holding company
•
Vice Chair of the Board (April 2022 to August 2023)

Lennox International Inc., a provider of climate control solutions for air conditioning, heating, and refrigeration (“Lennox International”)
•
Chief Executive Officer (2007 to March 2022)

United Technologies Corporation, a conglomerate specializing in aerospace, defense, and building systems (merged with Raytheon Company to form RTX Corporation in 2020)
•
Various senior management positions (1995 to 2007)

McKinsey & Company, a management consulting firm
•
Various positions (1992 to 1995)

Other Boards

• Samsara Inc., a connected cloud operations software company (since 2023)♦ • Texas Instruments Inc., a semiconductor company (since 2017)♦	• Lennox International (2007 to 2022) • Eaton Corporation PLC, a power management company (2010 to 2020)

♦
current public company board

MEDLINE	| 12 |	2026 Proxy Statement

OUR BOARD

Age: 54 Director Since: 2023 Committees: None Other Current Public Company Boards: None

James M. Boyle
Medline CEO
Key Qualifications
Mr. Boyle brings to the Board perspective, experience, and thorough knowledge of our industry as our Chief Executive Officer.
Career Highlights
Medline
•
Chief Executive Officer (since October 2023)

•
Executive Vice President, Sales (2018 to October 2023)

•
Senior Vice President, National Field Sales (2018)

•
Senior Vice President, Sales (2014 to 2018)

•
Various sales positions (1996 to 2014)

Other Boards
None

Age: 70 Director Since: 2025 Committees: Audit Committee Other Current Public Company Boards: 1

Richard A. Galanti
Financial Expert
Independent
Key Qualifications
Mr. Galanti brings to the Board significant finance and financial reporting experience, specifically as the former Chief Financial Officer of Costco Wholesale.
Career Highlights
Costco Wholesale Corporation, a global retailer that operates membership warehouse clubs (“Costco”)
•
Executive Vice President (March 2024 to January 2025)

•
Executive Vice President and Chief Financial Officer (1993 to March 2024)

•
Senior Vice President, Chief Financial Officer, and Treasurer (1985 to 1993)

•
Vice President of Finance (1984 to 1985)

Other Boards

• Affirm Holdings, Inc., a financial technology company and a point-of-sale lender (since 2025)♦ • Veterinary Emergency Group, a veterinary emergency company (since 2021)	• Costco (1995 to 2025)

♦
current public company board

MEDLINE	| 13 |	2026 Proxy Statement

OUR BOARD

Age: 59 Director Since: 2025 Committees: None Other Current Public Company Boards: None

PATRICK J. HEALY
Independent
Key Qualifications
Mr. Healy brings to the Board extensive financial, management, and investment experience, particularly from his role as Chief Executive Officer of H&F and his service on the boards of various companies across multiple sectors.
Career Highlights
H&F, a private equity investment firm
•
Chief Executive Officer (since 2019)

•
Co-Chief Executive Officer (2018 to 2019)

•
Deputy Chief Executive Officer (2009 to 2017)

•
Various positions (1994 to 2009)

•
Compensation Committee Chairman (current)

•
Investment Committee Member (current)

Other Boards

• Global Music Rights Holdings LLC, a performance rights organization (since 2024)	• Verisure (Securitas Direct), a security company (2023 to 2026)

Age: 65 Director Since: 1985 Committees: None Other Current Public Company Boards: None

ANDREW J. MILLS
Former Medline President
Key Qualifications
Mr. A. Mills brings to the Board extensive industry knowledge, management expertise, and business experience, particularly from his former role as our President.
Career Highlights
Medline
•
President (1997 to 2023)

•
Manager of Marketing Department (1993 to 1996)

•
OR Product Division (1989 to 1992)

•
Sales Representative (1986 to 1989)

Council Ring Capital, LLC, a Chicago-based investment firm
•
Chief Executive Officer and General Partner (since October 2021)

Other Boards
•
Rush University Medical Center Board of Trustees, an academic medical center (2019 to 2025)

MEDLINE	| 14 |	2026 Proxy Statement

OUR BOARD

Age: 43 Director Since: 2021 Committees: Compensation Committee, Nominating and Corporate Governance Committee, and Risk and Compliance Committee Other Current Public Company Boards: None

ROBERT R. SCHMIDT
Independent
Key Qualifications
Mr. Schmidt brings to the Board significant financial, management, and investment experience from his involvement at The Carlyle Group Inc. (“Carlyle”), including as Partner and Global Co-Head of Healthcare, as well as his thorough knowledge of our industry.
Career Highlights
Carlyle, an investment firm
•
Partner and Global Co-Head of Healthcare (since August 2011)

Welsh, Carson, Anderson & Stowe, a private equity firm focused on healthcare and technology investments
•
Associate (2006 to 2009)

Merrill Lynch Global Private Equity, a private equity arm of Merrill Lynch
•
Analyst (2004 to 2006)

Other Boards

•
Vantive, a vital organ therapy company (since 2025)

•
Resonetics, a medtech development and manufacturing organization (since 2021)

•
Unchained Labs, a life science tools company (since 2021)

•
Included Health (formerly Grand Rounds), a healthcare company that delivers personalized, all-in-one care (since 2020)

•
QuidelOrtho Corporation, a manufacturer of diagnostic healthcare products (“QuidelOrtho”) (2019 to 2024)

•
One Medical, a member-based, technology-powered national primary care organization focused on transforming health care (2018 to 2023)

•
Various other portfolio companies of Carlyle in healthcare (since 2017)

MEDLINE	| 15 |	2026 Proxy Statement

OUR BOARD

Age: 39 Director Since: 2021 Committees: Compensation Committee, Nominating and Corporate Governance Committee, and Risk and Compliance Committee Other Current Public Company Boards: None

ANUSHKA M. SUNDER
Independent
Key Qualifications
Ms. Sunder brings to the Board extensive financial, management, and investment expertise from her involvement as Blackstone, including as Senior Managing Director and Head of Healthcare Private Equity North America, as well as her thorough knowledge of our industry.
Career Highlights
Blackstone, an alternative asset manager
•
Senior Managing Director and Head of Healthcare Private Equity North America (since 2013)

TPG Capital, an alternative asset management firm
•
Associate (2009 to 2011)

Goldman Sachs, an investment banking, securities, and asset and wealth management firm
•
Analyst, Financial Institutions Group (2007 to 2009)

Other Boards

•
AGS Health, a healthcare revenue cycle management firm (since 2025)

•
Allied Benefit Systems, a healthcare solutions company that provides innovative and customized benefit plans for small to large organizations (since 2024)

•
Advarra, a clinical trials management company (since 2022)

•
Optiv Securities, a provider of end-to-end cybersecurity solutions (2014 to 2026)

•
HealthEdge Software, a healthcare technology company (2020 to 2025)

•
Blue Yonder, an artificial intelligence-based supply chain software provider (2016 to 2021)

•
Various other portfolio companies of Blackstone in healthcare, technology, and procurement (since 2019)

MEDLINE	| 16 |	2026 Proxy Statement

OUR BOARD

Age: 66 Director Since: 2024 Committees: Audit Committee and Risk and Compliance Committee Other Current Public Company Boards: 2

THOMAS W. SWEET
Financial Expert
Independent
Key Qualifications
Mr. Sweet brings to the Board significant financial and audit experience, including his time as Chief Financial Officer at Dell Technologies Inc. (“Dell”) and his service on the boards of a diverse group of companies.
Career Highlights
Dell, an information technology company
•
Chief Financial Officer (2014 to August 2023)

•
Leadership positions in finance, sales, and in various corporate businesses (1997 to 2014)

Telos Corporation, a computer hardware and services contractor for the Department of Defense
•
Vice President of Accounting and Finance (1994 to 1997)

Price Waterhouse LLP, a professional services network (merged to become PricewaterhouseCoopers LLP in 1998)
•
Senior Manager, Assurance Practice (1981 to 1994)

Other Boards

• 3M, a conglomerate operating in the fields of industry, worker safety, and consumer goods (since 2023)♦	• Trimble Inc., a software, hardware, and services technology company focused on the construction and transportation industries (since 2022)♦

♦
current public company board

MEDLINE	| 17 |	2026 Proxy Statement

OUR BOARD

Age: 53 Director Since: 2021 Committees: None Other Current Public Company Boards: None

STEPHEN H. WISE
Independent
Key Qualifications
Mr. Wise brings to the Board significant financial, management, and investment experience from his involvement at Carlyle, including as Partner and Co-Head of Americas Corporate Private Equity, as well as his thorough knowledge of our industry.
Career Highlights
Carlyle, an investment firm
•
Co-Head of Americas Corporate Private Equity (since June 2024)

•
Partner and Global Head of Healthcare (2006 to June 2024)

JLL Partners, a private equity firm
•
Vice President (2000 to 2005)

J.W. Childs Associates, Limited Partnership, a private equity firm
•
Analyst (1995 to 1998)

Credit Suisse, an investment bank and financial services firm (acquired by UBS in 2023)
•
Member of the Leveraged Finance Group (1994 to 1995)

Other Boards

•
Vantive Health LLC, a vital organ therapy company (since 2025)

•
Launch Therapeutics, Inc., a late-stage clinical development company (since 2022)

•
QuidelOrtho (2022 to 2023)

•
Ortho Clinical Diagnostics Holdings plc, a medical diagnostics company acquired by QuidelOrtho in 2022 (2021 to 2022)

• Resonetics, LLC, a micro-manufacturing technology services provider for medical device and diagnostic companies (since 2021) • Sedgwick Inc., a multiline claims management firm (since 2018)

MEDLINE	| 18 |	2026 Proxy Statement

OUR BOARD
BOARD QUALIFICATIONS
Board Membership Criteria
A well-composed Board is central to effective oversight and the execution of the Company’s long-term strategy. The Governance Committee, together with the Board, focuses on maintaining a Board that is majority independent and collectively brings sound judgment, integrity, relevant experience, and an appropriate mix of skills and qualifications to represent the interests of our stockholders and support the Company’s long-term success. In identifying and recommending directors for election, the Governance Committee and the Board consider a range of factors they view as essential for Board strength and effectiveness, including the criteria described below.
Skills and Experience
The Board seeks directors with the ability to contribute meaningfully to Board oversight, meet the Board’s needs as a whole, and best perpetuate Medline’s success. The Board considers, among other things, nominees’ understanding of our business and industry, as well as their judgment, professional experience, expertise, and educational backgrounds to collectively strengthen the Board’s capability and support the Company’s sustained growth and performance.

Mix of Views and Expertise
The Board considers factors that promote a diversity of viewpoints and expertise. Director nominees are evaluated in the context of the Board as a whole, with the objective of recommending a slate of directors whose combined perspectives support thoughtful deliberation and effective decision-making of the Board.

Commitment
The Board considers whether director nominees have sufficient time and capacity to fulfill their Board and Committee responsibilities in light of the individual’s other commitments. The Board also applies guidelines regarding other board service, including limitations designed to ensure that directors’ outside commitments do not interfere with their service to the Company.

Independence
The Board considers whether a nominee meets various applicable independence requirements. Directors are expected to comply with the Company’s Code of Conduct and Ethics and Conflicts of Interest Policy, including with respect to service on other boards or committees.

Tenure and Refreshment
The Governance Committee and the Board consider the mix of experience on the Board that balances continuity and a strong understanding of our business and strategy with new perspectives and expertise that challenge us and drive our continual growth.

Director Independence
Our Corporate Governance Guidelines require that a majority of our directors meet the Nasdaq independence requirements. No director qualifies as independent unless the Board affirmatively determines, after reviewing all relevant information, that the director has no direct or indirect material relationship with Medline that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. The Board has determined that, under Nasdaq rules, the following director nominees are independent:
• Mr. Baratta • Mr. Best • Mr. Bluedorn • Mr. Galanti • Mr. Healy • Mr. Schmidt • Ms. Sunder • Mr. Sweet • Mr. Wise

MEDLINE	| 19 |	2026 Proxy Statement

OUR BOARD
In conducting its evaluations of Mr. Baratta and Ms. Sunder, the Board considered each individual’s relationship with Blackstone and its affiliates, which held approximately 14.2% of the total outstanding shares of our Class A and Class B common stock as of April 13, 2026. In conducting its evaluations of Mr. Schmidt and Mr. Wise, the Board considered each individual’s relationship with Carlyle and its affiliates, which held approximately 14.2% of the total outstanding shares of our Class A and Class B common stock as of April 13, 2026. In conducting its evaluations of Mr. Best and Mr. Healy, the Board considered each individual’s relationship with H&F and its affiliates, which held approximately 14.2% of the total outstanding shares of our Class A and Class B common stock as of April 13, 2026. The Board found that such affiliations and directorships were in compliance with our Conflicts of Interest Policy and did not interfere with the exercise of each such director’s independent judgment in carrying out his or her responsibilities as a director.
Director Nominations
Our Governance Committee, with the full Board, is responsible for establishing Board membership criteria and evaluating the qualifications of director nominees.
The Governance Committee identifies qualified candidates and considers nominee suggestions from directors, stockholders, management, and other sources. The Governance Committee may engage third-party search firms, as it deems appropriate, to assist in identifying, evaluating, and conducting due diligence on potential director candidates.
In addition, in connection with our initial public offering (the “IPO”), we entered into separate director nomination agreements (collectively, the “Director Nomination Agreements”) with Blackstone, Carlyle, H&F, and certain holders of equity interests of Medline Holdings, LP (the predecessor of Medline Inc., “Medline Holdings”) immediately prior to the Reorganization Transactions (as described under Governance — Other Governance Policies and Practices — Certain Relationships and Related Person Transactions — Exchange Agreement) that are affiliated with members of the Mills family (the “Mills Family”). These agreements grant such stockholders the right to designate an agreed number of individuals to our Board, subject to the maintenance of certain ownership levels. Pursuant to such agreements, Mr. Baratta and Ms. Sunder were designated by Blackstone, Mr. Schmidt and Mr. Wise were designated by Carlyle, Mr. Best and Mr. Healy were designated by H&F, and Mr. C. Mills and Mr. A. Mills were designated by the Mills Family. See Certain Relationships and Related Person Transactions — Director Nomination Agreements.
The Governance Committee will consider any candidate properly presented to the Board by a stockholder in accordance with the procedures set forth in our Bylaws. Stockholder-recommended candidates are evaluated using the same criteria as candidates identified through other sources. After the Board’s consideration, our Corporate Secretary will notify that stockholder whether or not the Board has decided to appoint or nominate the candidate. For a description of how stockholders may nominate a candidate for the Governance Committee’s consideration for election to the Board at an annual meeting, see Other Information — Stockholder Proposals.

MEDLINE	| 20 |	2026 Proxy Statement

Governance
Governance
Medline’s corporate governance framework is designed to support Board and management accountability and effective oversight as a public company. The Board and its Committees operate under defined charters and Corporate Governance Guidelines that allocate responsibilities for oversight, director independence, and Board composition, and are intended to promote efficient use of corporate resources, foster trust in Medline, and support long-term stockholder interests.
Board Leadership Structure
Our governance framework provides the Board with flexibility to determine the appropriate leadership structure of the Board. The Board periodically reviews its leadership structure in light of the Company’s circumstances, including the needs of the business, our industry and operating environment, and the best interests of the Company and our stockholders. After careful consideration, the Board has determined that, at this time, having separate Chief Executive Officer (“CEO”) and Chair roles best supports effective oversight and decision-making, particularly as the Company continues its transition to operating as a public company following the IPO.
The Board recognizes that no single leadership structure is appropriate for every company at all times and expects to continue to evaluate its leadership structure over time as the Company’s circumstances evolve and as the Board considers feedback from stockholders and other stakeholders.
The general responsibility of the Chair is to provide leadership to the Board, including setting culture, building consensus, serving as an effective bridge between the Board and management, and working closely and transparently with the independent directors. The Chair also provides input to the Compensation Committee related to the evaluation of CEO performance.
Mr. C. Mills has served as the Chair of the Board since 2018 and as a member of the Board since 1985. He served as Medline’s CEO from 1997 to 2023. In appointing him as Chair, the Board considered Mr. C. Mills’s extensive industry knowledge, management expertise, and business experience, particularly from his former role as Medline’s CEO; his ability to facilitate effective communication between the Board and management; and his ability to work collaboratively and transparently with our independent directors. As CEO, Mr. Boyle is responsible for developing and overseeing the implementation of our business strategy as well as leading and managing the day-to-day operations of the Company. The Board believes that our current structure enables Mr. Boyle, in his role as CEO, to focus his attention on our business strategy and operations. The Board will continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate for the Company and its future needs.

MEDLINE	| 21 |	2026 Proxy Statement

Governance
Committees Of The Board
The Board has four standing Committees: the Audit Committee, the Compensation Committee, the Governance Committee, and the Risk and Compliance Committee of the Board (the “Risk Committee”). Each of the Audit Committee, Compensation Committee, and Governance Committee consists solely of independent directors. The Risk Committee consists of a majority of independent directors. In addition, members of the Audit Committee and Compensation Committee satisfy the heightened independence standards applicable to service on those Committees under Nasdaq and SEC rules. Each Committee operates pursuant to a written charter that describes its responsibilities. The Chair of each Committee reports to the Board regarding matters considered and actions taken by the Committee. Each Committee charter is reviewed at least annually, and any proposed amendments are submitted to the Board for approval. The Committees have authority under their respective charters to engage independent counsel and other advisors, as appropriate, and to approve the fees and other terms of such engagements.
The Governance Committee makes recommendations to the Board regarding the composition of each Committee of the Board. Based on the Governance Committee’s recommendations, the Board appoints Committee members and designates each Committee Chair.
Audit Committee
Thomas W. Sweet Chair	Todd M. Bluedorn	Richard A. Galanti	100% Independent 6 Meetings in 2025*
* Includes meetings of the pre-IPO Board of Managers of Medline Holdings GP, LLC.
Key Responsibilities
•
Appoints and oversees our independent auditor, including approving audit and permitted non-audit services;

•
Oversees the integrity of the Company’s financial statements and financial reporting processes, including reviewing quarterly and annual financial statements with management and the independent auditor;

•
Oversees the Company’s internal control over financial reporting, compliance with legal and regulatory requirements, and the performance of the internal audit function; and

•
Establishes and oversees procedures for accounting and auditing complaints and prepares the Audit Committee report for inclusion in the annual proxy statement.

Qualifications
•
All members meet the “financial sophistication” standards of the Nasdaq rules.

•
The Board has determined that Mr. Sweet and Mr. Galanti each qualify as an “audit committee financial expert” within the meaning of SEC rules.

•
No Audit Committee member received any payments from us in 2025 other than compensation for service as a director.

MEDLINE	| 22 |	2026 Proxy Statement

Governance
Compensation Committee
100% Independent 6 Meetings in 2025*
Anushka M. Sunder Chair	Jacob D. Best	Robert R. Schmidt
* Includes meetings of the pre-IPO Board of Managers of Medline Holdings GP, LLC.
Key Responsibilities
•
Reviews and approves CEO compensation, including setting and evaluating CEO performance goals, and determining or recommending CEO compensation based on performance (as directed by the Board);

•
Reviews, determines, and approves compensation for other executive officers, including annual base salary, annual incentive compensation, equity awards, and other long-term incentive awards;

•
Reviews and recommends to the Board director compensation and oversees the Company’s equity compensation plans; and

•
Reviews the annual Compensation Discussion and Analysis disclosure required by SEC rules and prepares the Compensation Committee report for inclusion in the annual proxy statement.

Delegation
Under its charter, the Compensation Committee may delegate authority to the Committee Chair, one or more other Committee members, or a subcommittee of Committee members, except where such delegation would be prohibited by applicable law, regulation, or Nasdaq rules.
Interlocks
The Board has determined that other than Mr. James Abrams (our former Chief Operating Officer), Mr. Boyle (our current CEO), Mr. A. Mills (our former President), and Mr. C. Mills (our former CEO), no member of our Board was at any time during our 2025 fiscal year, or at any other time, one of our officers or employees. None of our executive officers currently serves, or has served during our 2025 fiscal year, as a member of the Board or Compensation Committee (or other Committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or Compensation Committee. We are a party to certain transactions with affiliates of Blackstone, Carlyle, H&F, the Mills Family, Hux Investment Pte. Ltd. (“Hux”), and Platinum Falcon B 2018 RSC Limited (“Platinum Falcon” and together with Hux, the “Other Pre-IPO Investors”). See Certain Relationships and Related Person Transactions.

MEDLINE	| 23 |	2026 Proxy Statement

Governance
Nominating And Corporate Governance Committee
100% Independent
Robert R. Schmidt Chair	Jacob D. Best	Anushka M. Sunder
The Governance Committee was established in connection with the Company’s IPO consummated in December 2025. The Committee did not have any meetings in 2025.
Key Responsibilities
•
Assists the Board in identifying and evaluating director candidates and recommends nominees to the Board for election or appointment;

•
Develops, recommends to the Board, and oversees an annual self-evaluation process for the Board and its Committees;

•
Advises the Board on corporate governance matters, including developing and recommending Corporate Governance Guidelines and other governance policies, and reviewing the Company’s governance framework; and

•
Recommends directors of the Board to serve as members and chairpersons of each Committee of the Board and addresses related Committee qualification matters as required by applicable rules.

MEDLINE	| 24 |	2026 Proxy Statement

Governance
Risk and Compliance Committee
80% Independent 4 Meetings in 2025*
Jacob D. Best Chair	Charles N. Mills	Robert R. Schmidt	Anushka M. Sunder	Thomas W. Sweet
* Includes meetings of the pre-IPO Board of Managers of Medline Holdings GP, LLC.
Key Responsibilities
•
Oversees management’s identification and evaluation of key legal and regulatory compliance risks and the Company’s ethics and compliance program, plans, and policies designed to address such risks;

•
Reviews with management the Company’s risk assessment and risk management guidelines and practices, including monitoring and mitigation of key existing and emerging enterprise risks;

•
Oversees specified risk areas, including cybersecurity and information technology risks and the Company’s sustainability strategy, risks, goals, policies, practices, and disclosures; and

•
Coordinates and provides input regarding the allocation of risk oversight responsibilities among the Board and its Committees, and reviews significant legal and regulatory matters and related risk disclosures.

Ethics And Compliance Helpline
The Audit Committee, in coordination with the Risk Committee, establishes and oversees procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. The Audit Committee also oversees procedures for the confidential, anonymous submission by Medline employees of concerns regarding these matters, including mechanisms that allow employees to communicate directly with the Audit Committee or its designee. To report a concern online or to obtain a local phone number to report by phone, including anonymously, visit medline.ethicspoint.com.

MEDLINE	| 25 |	2026 Proxy Statement

Governance
Director Engagement
Meeting Attendance
Board and Committee Meeting Attendance
All directors are expected to make every effort to attend all meetings of the Board and meetings of the Committees of which they are members. During 2025, the Board held 4 meetings and the Committees of the Board held a total of 16 meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the Committees on which, and during the period that, they served.
2025	Board Meetings Held	Committees Meetings Held	Board Attendance	Committee Attendance
	4	16	>75%	>75%
We completed our IPO on December 18, 2025. Meetings held prior to our IPO were held by the Board of Managers and the Committees of the Board of Managers, as applicable, of Medline Holdings GP, LLC, the general partner of Medline Holdings, our predecessor. Meetings held after the IPO were held by our Board and the Committees of the Board.
Key members of management regularly attend and participate in Board and Committee meetings. Regular attendees include our CEO, CFO, Chief Legal Officer, and other members of the Executive Leadership Team. Other senior leaders attend as meeting topics warrant.
Annual Meeting Attendance
Directors are encouraged, but are not required, to attend our Annual Meeting of Stockholders. The Company did not hold an annual meeting of stockholders in fiscal 2025 since none of our stock was publicly traded prior to December 2025.
Director Time Commitments Policy
The Board believes that directors’ service on the boards of other public companies provides directors with valuable experience and knowledge in governance, oversight, and leadership. The Board also recognizes that public company board service requires significant time and engagement. It is important to Medline that directors are able to commit sufficient time and attention to responsibilities on the Medline Board. The Board’s policy, which is included in our Corporate Governance Guidelines:

•
Limits directors’ service on the boards of other public companies to three or, for directors who are chief executive officers of public companies, one (each in addition to Medline), unless approved by the Board

•
Requires that the Board determine whether simultaneous service on more than two other public company audit committees (in addition to Medline) impairs a director’s ability to serve effectively on our Audit Committee

•
Establishes an expectation that directors consult with the Board Chair, the Chair of the Governance Committee, and the Corporate Secretary before accepting an offer to serve on another public company board or as a member of the audit committee of another public company

•
Requires the Governance Committee and Board to take into account the nature and extent of a director’s other commitments when determining whether it is appropriate to nominate that director for re-election

•
Requires directors’ service on the boards and committees of other organizations to be consistent with our Conflicts of Interest Policy

DIRECTOR maximum of 3 other public company boards PUBLIC COMPANY CEO Maximum of 1 other public company board AUDIT COMMITTEE Maximum of 2 other public company audit committees
As of April 13, 2026, all directors and director nominees are in compliance with this policy. The Governance Committee reviews our director time commitments policy as part of its annual review of our Corporate Governance Guidelines. We also review the policies of our institutional investors on an ongoing basis and discuss such policies during our investor engagement calls.

MEDLINE	| 26 |	2026 Proxy Statement

Governance
Director Orientation And Education
New directors participate in an orientation designed to familiarize them with Medline’s business, strategy, and policies, and facilitate direct engagement with senior leaders in the business. Orientation is provided as soon as reasonably practicable after a director’s initial election and typically includes briefings on the Company’s operations and strategic plans, financial reporting, key risks, company culture, and other topics relevant to Board oversight.
Throughout the year, management and outside experts regularly provide presentations to the Board and Committees on our strategic plans, business and financial performance, legal and regulatory matters, compliance programs, developments and events that impact our strategy and business, and other topics of interest to directors. Directors may attend meetings of Committees of which they are not a member. Directors also have unrestricted access to management and are encouraged to meet with management to enhance their understanding of our strategy and business.
Board’s Oversight Role
Strategy Oversight
Our Board’s role is to represent the interests of stockholders and foster the Company’s long-term success. In carrying out that role, the Board establishes corporate governance policies, sets strategic directions, and oversees the management of the Company and its business. The Board advises on and, when appropriate, approves extraordinary actions that would result in significant changes to the Company, including the acquisition or disposition of a significant business or entry into a major new line of business. Our Board devotes time as necessary and appropriate to reviewing Medline’s strategic plans and monitors progress through regular engagement with management. In 2025, in connection with the Company’s IPO consummated in December 2025 and transition to operating as a public company, the Board reviewed the Company’s near-term operating plan and longer-term priorities, including initiatives focused on strengthening systems and controls to support public-company reporting and compliance, and received updates from management on progress in these areas.

MEDLINE	| 27 |	2026 Proxy Statement

Governance
Risk Oversight
Role of the Board and Committees
Oversight of risk is an integral part of our Board’s responsibilities and is addressed through a combination of full Board engagement and Committee-level oversight.
Full Board

The Board has ultimate responsibility for risk oversight and, as appropriate, delegates focused oversight of specific risk areas to the relevant Committees of the Board. The Board executes its responsibility for oversight of the Company’s overall risk profile and key enterprise risks informed by regular management updates and Committee reporting. The Board reviews strategic and operational developments that may present material risks or opportunities and monitors management’s progress on key initiatives. Committees of the Board regularly report to the Board following Committee meetings to provide visibility into key risks and management’s mitigation efforts and support coordinated oversight across financial, compliance, operational, cybersecurity, and other risk areas.

Risk Committee	Audit Committee

The Risk Committee assists the Board in overseeing management’s identification and evaluation of key legal and regulatory compliance risks, the Company’s enterprise risk management (“ERM”) framework, the Company’s ethics and compliance program, and the allocation of risk oversight responsibilities among Committees of the Board. In executing these responsibilities, the Risk Committee coordinates across the Committees of the Board, including communicating with the Audit Committee at least annually and as appropriate regarding certain categories of complaints received by the Company, risk assessment and risk management oversight. The Risk Committee reviews with management the Company’s risk assessment and risk management guidelines and practices, and discusses management’s approaches to identifying, assessing, monitoring, and mitigating key existing and emerging risks. The Risk Committee is also responsible for overseeing certain risk areas that warrant sustained focus, including the Company’s cybersecurity and information technology risks, as well as sustainability strategy, risks, goals, policies, practices, and disclosures.

The Audit Committee oversees the Company’s accounting and financial reporting processes and audits of its financial statements. The Audit Committee assists the Board in overseeing, among other matters, the integrity of the Company’s financial statements and internal control over financial reporting and discusses financial disclosures, strategies, and risk topics presented in connection with its oversight responsibilities. The Audit Committee also provides oversight of the independent auditor relationship and audit process, including the appointment, performance, and independence of the Company’s independent auditor, and monitors internal audit-related matters. The Risk Committee communicates with the Audit Committee at least annually, and as appropriate, to support the Audit Committee’s responsibilities with respect to its oversight of risk assessment and risk management within the Audit Committee’s areas of responsibility.

Compensation Committee	Governance Committee

The Compensation Committee oversees our compensation programs and related compensation governance, including compensation design and equity compensation plans; our executive compensation, including executive equity awards; and our director compensation program. The Compensation Committee also oversees the assessment and management of risks related to our compensation policies, programs, and practices (or executive and non-executive officers, including risks associated with succession planning.

The Governance Committee oversees our corporate governance practices and maintains the Company’s Corporate Governance Guidelines. The Governance Committee also oversees Board composition, succession planning and refreshment, and Committee structure recommendations.

Management
Management is responsible for day-to-day risk management, including the design and operation of risk controls, policies, and processes intended to identify, assess, monitor, and mitigate enterprise risk. Management provides periodic updates to the Board and Committees on key risks, developments, and mitigation actions, and responds to follow-up questions and requests for additional analysis.
Through our ERM program, we:
•
identify key risks impacting our business, including cyber and technology, legal and compliance, strategic, operational, and financial risks,

•
assess and prioritize risks, considering various factors, including potential impact, likelihood of occurrence, and effectiveness of our current mitigation strategies, and

•
develop plans to monitor, manage, and mitigate top enterprise risks.

MEDLINE	| 28 |	2026 Proxy Statement

Governance
The Company’s Governance, Risk, and Compliance Committee (the “GRC Committee”) structure is the primary management-level governance and oversight mechanism for our ERM. Our GRC Committee structure provides a forum for transparency, reporting, and decision-making on the most significant governance, risk, and compliance issues facing Medline. This structure supports the ERM program’s primary risk management, monitoring, and reporting function from the operational level to the executive management level and, ultimately, to the Risk Committee.
Our Code of Conduct and Ethics applies across the enterprise and is designed to promote a culture where our employees feel comfortable raising concerns. We maintain a global speak-up line consisting of multiple channels for reporting concerns, including mechanisms that enable anonymous reporting where allowed, and prohibit retaliation against individuals who raise concerns in good faith.
More Information
For more information about the risks facing the Company, see the factors described in Part I, Item 1A — Risk Factors in our 2025 Annual Report and those set forth in our other filings with the SEC. The risks described in the 2025 Annual Report and subsequent filings with the SEC are not the only risks facing us. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial based on the information known to us may also materially adversely affect our business, financial condition, or results of operations.
Compensation Oversight
The Compensation Committee oversees the Company’s compensation and benefits plans, policies, and programs for officers and other employees, as well as our directors, and also oversees the assessment and management of risks related to the Company’s compensation policies, programs, and practices, including in connection with succession planning. The Compensation Committee considers whether the structure and design of incentive arrangements are aligned with the Company’s corporate objectives and may rely on analysis from management and, as appropriate, an independent compensation consultant engaged by the Compensation Committee or the Company.
In addition, the Compensation Committee reviews the structure and design of the Company’s compensation programs, including executive compensation, with assessment from management and analysis from an independent consultant. Through this process, the Compensation Committee seeks to align the Company’s executive compensation programs with a pay-for-performance culture and the Company’s strategic priorities, while discouraging executives from taking excessive or unnecessary risks that could adversely impact Medline’s reputation or success.
Cybersecurity Oversight
The Risk Committee assists the Board in oversight of the Company’s cybersecurity and information technology risks, and regularly reviews the Company’s cybersecurity risk management framework, including the programs and processes used to prevent, detect, and respond to cybersecurity incidents and to identify emerging risks. The Company maintains a dedicated cybersecurity function led by the Global Chief Information Security Officer, who, together with the Chief Information Officer, routinely provides updates to the Risk Committee and the Board regarding the Company’s cybersecurity risk environment and mitigation efforts, including the effectiveness of key risk management practices and resources devoted to cybersecurity risk management programs. The Company also maintains incident response and business continuity protocols, with escalation procedures under which cybersecurity incidents meeting specified thresholds are reported, as appropriate, to senior management and to the Risk Committee and the Board, with follow-up updates provided until the matter is addressed.
Human Capital Oversight
The Board is engaged in oversight of leadership development and succession planning for senior management, with primary responsibility for human capital matters delegated to the Compensation Committee. The Compensation Committee oversees compensation and benefits programs for the Company’s officers, compensation and executive succession planning for the Company’s officers, and the Company’s key strategies and policies related to human capital management. In that role, the Compensation Committee oversees and reviews executive succession plans, evaluates and makes recommendations to the Board regarding potential CEO candidates, and reviews candidates for other senior executive roles. The Compensation Committee also oversees the Company’s human capital strategies, policies, and outcomes tied to the long-term health of the Company’s business, including talent development and retention. As part of its oversight, the Compensation Committee also discusses with management and reports to the Board on significant human capital matters and actions within its scope of responsibilities.
Sustainability Oversight
Our Board oversees the integration of sustainability principles and practices throughout our business, with delegation to the Risk Committee for the oversight of our sustainability risks, goals, policies, practices, and disclosures. The Risk Committee receives regular updates on priority sustainability matters from our Vice President of Sustainability, including policy and program development, sustainability risk, and progress toward our sustainability goals. The Board receives regular updates on the sustainability efforts embedded in our business, operations, and supply chain from our Chief Operating Officer, Chief Product Officer, and other executive and senior leaders, including related to our innovation strategy, raw materials and supply chain management, and risk mitigation efforts.

MEDLINE	| 29 |	2026 Proxy Statement

Governance
Other Governance Policies And Practices
Governance Documents
Corporate Governance Guidelines
The Board is committed to corporate governance practices designed to support effective oversight and promote the long-term interests of our stockholders. Our Corporate Governance Guidelines serve as a practical roadmap for how the Board is organized and how it carries out its oversight responsibilities to support consistent, disciplined governance practices as a public company. Our Corporate Governance Guidelines address, among other things, the Board’s role and responsibilities, Board composition and structure, director qualification and directorship considerations, and the expectations and practices that guide how the Board operates. The Governance Committee periodically reviews the Corporate Governance Guidelines and recommends any updates to the Board for consideration so that these guidelines continue to reflect the Company’s governance framework and evolving requirements and best practices.
Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer, and controller, or persons performing similar functions. Our Code of Conduct and Ethics is intended to promote ethical conduct and compliance with applicable laws, rules, and regulations, and it is posted on our website. Our Code of Conduct and Ethics is also a “code of ethics” as defined in Item 406(b) of Regulation S-K. We intend to disclose on our website any amendment to, or waiver of, any provision of the Code of Conduct and Ethics applicable to our directors or executive officers to the extent such disclosure is required under applicable SEC rules or other legal requirements.
Related Party Transactions Policy
In connection with our IPO, our Board adopted a written policy for the review, approval, and ratification of certain transactions with “related persons” in accordance with Item 404 of Regulation S-K (the “Related Party Transactions Policy”). Our Related Party Transactions Policy requires “related persons” (as defined in paragraph (a) of Item 404 of Regulation S-K), which generally includes our directors, director nominees, executive officers, beneficial owners of more than 5% of a class of our stock, and their immediate family members, to promptly disclose potential “related party transactions” (defined as any transaction, arrangement, relationship, or series of similar transactions, that is anticipated would be reportable under Item 404(a) of Regulation S-K in which the Company is or will be a participant and the amount involved exceeds or is expected to exceed $120,000 and in which any “related person” has or will have a direct or indirect material interest) to the Company. Upon identification of “related persons” and potential “related party transactions,” the policy also provides that any such transaction must be reviewed and approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee considers the relevant facts and circumstances, including whether the transaction is on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Directors with an interest in a “related person transaction” are expected to recuse themselves from any discussion or approval of that transaction. The Board has also delegated limited authority to the Chair of the Audit Committee to pre-approve certain “related party transactions,” with a summary of any such pre-approvals presented to the Audit Committee for review.
Corporate Governance Materials Available on Our Website
Our Corporate Governance Guidelines, Committee charters, and Code of Conduct and Ethics are available on our website at ir.medline.com. To access these materials, click on the “Governance” tab. The information contained on, or accessible through, our website is not, and will not be deemed to be, a part of this Proxy Statement, and is not incorporated by reference into this Proxy Statement or any of our other filings with the SEC. In addition, we will promptly deliver free of charge, upon request, a copy of our Corporate Governance Guidelines, Committee charters, or Code of Conduct and Ethics to any stockholder requesting a copy.
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy that governs transactions (such as purchase, sale, and other disposition) in the Company’s securities by our directors, executive officers, employees, and other covered persons, as well as transactions by the Company itself. The policy is intended to promote the Company’s compliance with applicable insider trading laws, SEC rules, and Nasdaq listing standards. The policy includes restrictions on both the timing of trades and the types of transactions that may be effected in the Company’s securities by employees (including executive officers) and directors. Among other restrictions, the policy generally prohibits speculative or high-risk transactions involving the Company’s securities, including hedging or monetization transactions, transactions in Company-based derivative securities (such as puts and calls), short sales, and pledging or holding Company securities in a margin account or as collateral for a loan. The policy also imposes blackout periods and, for designated individuals, trade preclearance requirements administered by the Corporate Secretary. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Annual Report.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
In addition to the director and executive officer compensation arrangements discussed in Executive Compensation — Compensation Discussion and Analysis, Executive Compensation — Executive Compensation Tables, and Director Compensation — Director

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Compensation Program, since January 1, 2024, we have engaged in the following transactions in which the amount involved exceeded $120,000 and in which any director or director nominee, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors or director nominees, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Director Nomination Agreements
In connection with the IPO, we entered into separate Director Nomination Agreements with each of Blackstone, Carlyle, and H&F (collectively, our “Sponsors”) and the Mills Family (together with our Sponsors, our “Principal Stockholders”) with whom we are party to separate Director Nomination Agreements (a “Designating Stockholder”) that, among other things, permit such Designating Stockholder to designate an agreed number of individuals as directors (such directors, the “Designated Directors” and each, a “Designated Director”), for so long as such Designating Stockholder continues to beneficially own at least 5% of the outstanding shares of Class A common stock, assuming exchange of all Common Units (as defined in Appendix B). Each Designating Stockholder has the right to designate a number of directors to our board of directors (rounded up to the nearest whole number) equal to the product of (i) the number of directors on the Board multiplied by (ii), a fraction, the numerator of which is the aggregate number of shares of our Class A common stock, assuming exchange of all Common Units, beneficially owned by such Designating Stockholder and the denominator of which is the total number of shares of our Class A common stock outstanding, assuming exchange of all Common Units. Notwithstanding the foregoing, Designated Directors designated by the Mills Family may not exceed 20% of our total number of directors. If the number of Designated Directors permitted to be designated by the Mills Family is reduced as a result of such 20% cap, it may designate non-voting observers in lieu thereof. Accordingly, the specific number of directors and/or non-voting observers that each Designating Stockholder is entitled to designate depends on such Designating Stockholder’s beneficial ownership as well as the size of our board of directors. Although a Designating Stockholder may be permitted to designate a certain number of individuals pursuant to the foregoing provisions, there is no requirement that such Designating Stockholder designate all (or any) such individuals. Medline Inc. was advised by the Designating Stockholders that, at the time of the IPO, Blackstone, Carlyle, H&F, and the Mills Family each designated two directors. See Our Board — Board Qualifications — Director Nominations for information regarding which of the directors of Medline Inc. were designated by the relevant Designating Stockholder.
Each of our Designating Stockholders (other than the Mills Family) agreed, severally and not jointly, to vote, or cause to be voted, the respective shares of the Class A common stock or Class B common stock, as applicable, beneficially owned or controlled by them in favor of the Company slate that is included in our proxy statement in accordance with the terms of the Director Nomination Agreements.
For so long as the Director Nomination Agreements remain in effect, Designated Directors may be removed only with the consent of the Designating Stockholder that designated such Designated Director.
In addition, the Director Nomination Agreements, in certain circumstances, permit our Designating Stockholders and their affiliates to assign their rights and obligations under the agreements, in whole or in part. Furthermore, the Director Nomination Agreements require us to cooperate with our Designating Stockholders in connection with certain future pledges, hypothecations, grants of security interest in, or transfers (including to third party investors) of any or all of the Class A common stock or Common Units held by our Designating Stockholders, including to banks or financial institutions as collateral or security for loans, advances or extensions of credit. Moreover, the Director Nomination Agreements provide our Designating Stockholders with information rights.
Information and Access Agreement
In connection with our IPO, we entered into an information and access agreement (the “Information and Access Agreement”) with Hux that, among other things, permits Hux to designate one non-voting observer to our board of directors for so long as Hux continues to beneficially own at least 5% of the outstanding shares of Class A common stock, assuming exchange of all Common Units. In addition, the Information and Access Agreement, in certain circumstances, permits Hux and its affiliates to assign their rights and obligations under the agreement, in whole or in part. Moreover, the Information and Access Agreement provides Hux and its affiliates with information rights.
Exchange Agreement
In connection with the certain reorganization transactions (“Reorganization Transactions”) and IPO, we entered into an exchange agreement (the “Exchange Agreement”) with both the Continuing Common Unitholders and the Continuing Incentive Unitholders (collectively, the “Continuing Unitholders”) pursuant to which each holder of Common Units (including Common Units issued upon conversion of vested Incentive Units) (and certain permitted transferees thereof) may (subject to the terms of the exchange agreement) exchange their Common Units for shares of our Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends, and reclassifications, upon which an equivalent number of shares of Class B common stock held by each such Continuing Unitholder will be automatically transferred to us and cancelled and retired upon any such exchange. As a holder exchanges Common Units for shares of Class A common stock, the number of Common Units held by Medline Inc. correspondingly increases as it acquires the exchanged Common Units. Holders of outstanding Common Units do not have the right to require a redemption of the Common Units.

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Registration Rights Agreement
In connection with the IPO, we entered into a registration rights agreement (the “Registration Rights Agreement”) with our Principal Stockholders, Hux, and Platinum Falcon, which provides for customary “demand” registrations and “piggyback” registration rights. The Registration Rights Agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act.
Tax Receivable Agreement
In connection with the Reorganization Transactions, Medline Inc. entered into a tax receivable agreement (the “Tax Receivable Agreement”) with certain of our pre-IPO owners (as defined in Appendix B) that provides for the payment by Medline Inc. to such pre-IPO owners or permitted transferees thereof of 90% of certain tax benefits, if any, that Medline Inc. actually realizes, or is deemed to realize (calculated using certain assumptions), as a result of (i) Medline Inc.’s allocable share of existing tax basis in Medline Holdings’ assets acquired in the IPO, (ii) increases in Medline Inc.’s allocable share of existing tax basis and tax basis adjustments to the tangible and intangible assets of Medline Holdings as a result of sales or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) in connection with or after our IPO, (iii) Medline Inc.’s utilization of certain tax attributes (including any existing tax basis) of certain entities that are taxable as corporations for U.S. federal income tax purposes through which the pre-IPO owners held their interests in Medline Holdings prior to the IPO, which Medline Inc. acquired in connection with our IPO, and (iv) certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. Sales or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) by Continuing Unitholders to Medline Inc. are expected to result in increases in the tax basis of the assets of Medline Holdings. The existing tax basis, increases in existing tax basis, and the tax basis adjustments generated over time may increase (for tax purposes) Medline Inc.’s depreciation and amortization deductions available to Medline Inc. and, therefore, may reduce the amount of U.S. federal, state, and local tax that Medline Inc. would otherwise be required to pay in the future. Medline Inc.’s allocable share of existing tax basis acquired in the IPO and the increase in Medline Inc.’s allocable share of existing tax basis and the anticipated tax basis adjustments upon purchases or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets. Actual tax benefits realized by Medline Inc. may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed blended state and local income tax rate of 6% (as adjusted to take into account the U.S. federal tax benefit of such taxes) to calculate tax benefits. The payment obligation under the Tax Receivable Agreement is an obligation of Medline Inc. and not of Medline Holdings. For purposes of the Tax Receivable Agreement, the cash tax benefits will be generally computed by comparing the actual income tax liability of Medline Inc. to the amount of such taxes that Medline Inc. would have been required to pay had it not had use of the tax attributes covered by the Tax Receivable Agreement. The actual and hypothetical tax liabilities determined in the Tax Receivable Agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed blended state and local income tax rate of 6% (as adjusted to take into account the U.S. federal tax benefit of such taxes). Payments under the Tax Receivable Agreement are generally due annually five business days following finalization of a schedule showing the relevant tax benefit calculations that is required to be delivered by Medline Inc. within 120 calendar days following the due date (including extensions) of its U.S. corporation income tax return, and interest on such payments will accrue from the due date (without extensions) of such tax return. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired. Additionally, in the event of certain changes of control, certain material breaches of the Tax Receivable Agreement by Medline Inc., or an insolvency event, the calculation of certain future payments made under the Tax Receivable Agreement will utilize certain valuation assumptions. Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The increase in Medline Inc.’s allocable share of existing tax basis and the anticipated tax basis adjustments upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors.
We expect that as a result of the size of Medline Inc.’s allocable share of existing tax basis acquired in the IPO, the increase in Medline Inc.’s allocable share of existing tax basis and the anticipated tax basis adjustment of the tangible and intangible assets of Medline Holdings upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) in connection with or after the IPO and our possible utilization of certain tax attributes (including any existing tax basis), the payments that we may make under the Tax Receivable Agreement will be substantial. Late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to one year SOFR plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by the pre-IPO owners or permitted transferees thereof.
In the event of certain changes of control, certain material breaches of the Tax Receivable Agreement by Medline Inc., or an insolvency event, the calculation of certain future payments made under the Tax Receivable Agreement will utilize certain valuation assumptions, including that (i) in the case of a change of control, any Common Units (including Common Units issued or that would have been issued upon conversion of vested Incentive Units) that have not been exchanged are deemed exchanged for the market value of the shares of our Class A common stock at the time of the change of control and (ii) Medline Inc. will have sufficient

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taxable income to fully utilize (A) the tax attributes covered by the Tax Receivable Agreement and (B) any remaining net operating losses subject to the Tax Receivable Agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the change of control or other relevant event.
As a result, Medline Inc. could be required to make payments under the Tax Receivable Agreement that are greater than the specified percentage of the actual cash tax benefits that Medline Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement or that are prior to the actual realization, if any, of such future tax benefits. In these situations, we may be able to defer the timing of our payment obligations under the Tax Receivable Agreement. Otherwise, our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.
Furthermore, the distribution payments from Medline Holdings may be less than the required payments under the Tax Receivable Agreement and/or Medline Holdings may not have available cash to make its pro rata share of distributions. If, as a result of these timing discrepancies, insufficient distributions from Medline Holdings, lack of liquidity in Medline Holdings, or otherwise, we do not have sufficient funds to make payments under the Tax Receivable Agreement, we may be able to defer the timing of our payment obligation. Alternatively, in such scenarios, we may have to seek to raise additional capital, incur indebtedness, or take other measures to fund the required payments under the Tax Receivable Agreement, and thus our liquidity could be materially adversely affected.
Decisions made by our pre-IPO owners in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange generally will accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we will determine. Medline Inc. will not be reimbursed for any payments previously made under the Tax Receivable Agreement if Medline Inc.’s allocable share of existing tax basis acquired in the IPO and increase upon the purchase or exchange of Common Units (including Common Units issued upon conversion of vested Incentive Units) for share of Class A common stock, the anticipated tax basis adjustments or our utilization of tax attributes are successfully challenged by the IRS, although such amounts may reduce our future obligations, if any, under the Tax Receivable Agreement. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of Medline Inc.’s cash tax benefits.
In March 2026, certain entities affiliated with the Mills Family entered into an assignment and assumption agreement with Blackstone, Carlyle, H&F, Hux, and Platinum Falcon, pursuant to which such parties transferred and assigned their rights under the Tax Receivable Agreement to the entities affiliated with the Mills Family for approximately $1.4 billion.
Medline Holdings Amended and Restated Limited Partnership Agreement
As a result of the Reorganization Transactions and IPO, Medline Inc. directly or indirectly holds Common Units in Medline Holdings and is the sole general partner of Medline Holdings. Accordingly, Medline Inc. operates and controls all of the business and affairs of Medline Holdings, and, through Medline Holdings and its operating entity subsidiaries, conducts our business.
Pursuant to the Amended and Restated Limited Partnership Agreement of Medline Holdings, Medline Inc. has the right to determine when distributions will be made to holders of Common Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of Common Units and any participating Incentive Units (as described below) pro rata, in accordance with the percentages of their respective Common Units or Incentive Units, as applicable, held. Incentive Units initially will not be entitled to receive distributions (other than tax distributions) until holders of Common Units have received a minimum return as provided in the amended and restated limited partnership agreement of Medline Holdings. However, Incentive Units will have the benefit of adjustment provisions that will reduce the participation threshold for distributions in respect of which they do not participate until there is no participation threshold, at and after which time the Incentive Units would participate pro rata with distributions on Common Units.
The Continuing Unitholders (including Medline Inc.) will incur U.S. federal, state, and local income taxes on their allocable share of any taxable income of Medline Holdings. Net profits and net losses of Medline Holdings will generally be allocated to its holders (including Medline Inc.) pro rata, in accordance with the percentages of Units held, except as otherwise required by law. The Amended and Restated Limited Partnership Agreement of Medline Holdings provides for cash distributions (“tax distributions”) to the holders of the Common Units and the Incentive Units (collectively, the “Units”) if Medline Inc., as the general partner of Medline Holdings, determines that a holder, by reason of holding Units, incurs an income tax liability. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Medline Holdings allocated to the holder of Units that receives the greatest proportionate allocation of income multiplied by an assumed tax rate equal to 36% with respect to ordinary income or 30% with respect to capital gains or qualified dividend income, in each case, subject to adjustment by the board. Tax distributions will be pro rata among the Common Units.

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Subject to certain restrictions, pursuant to the terms of the Amended and Restated Limited Partnership Agreement of Medline Holdings, the holders of vested Incentive Units have the right to convert their vested Incentive Units into a number of Common Units of Medline Holdings that generally are equal to (a) the product of the number of vested Incentive Units to be converted with a given per unit participation threshold and then-current difference between the per unit value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class A common stock) and the per unit participation threshold of such vested Incentive Units divided by (b) the per unit value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class A common stock), subject to certain adjustments. Common Units received upon conversion will be exchangeable on a one-for-one basis for shares of Class A common stock of Medline Inc. in accordance with the terms of the exchange agreement as described below. An unvested Incentive Unit is not exchangeable unless and until such Incentive Unit vests.
The amended and restated limited partnership agreement of Medline Holdings also provides that substantially all expenses incurred by or attributable to Medline Inc. (such as expenses incurred in connection with the IPO), but not including obligations incurred under the Tax Receivable Agreement by Medline Inc., income tax expenses of Medline Inc. and payments on indebtedness incurred by Medline Inc., will be borne by Medline Holdings.
Services Agreements
In connection with the acquisition on October 21, 2021 by Blackstone, Carlyle, and H&F of a majority interest in Medline Holdings and certain transactions related thereto (the “Sponsor Acquisition”), Medline Holdings entered into services agreements (the “Services Agreements”) with each of Blackstone Management Partners L.L.C. and Blackstone Capital Partners VIII L.P. (collectively, “BX Management”), Carlyle Investment Management L.L.C. (“Carlyle Management”), Hellman & Friedman LP (“H&F Management”) and Mozart Holdco, Inc. (“Mills Family Holdco,” together with BX Management, Carlyle Management and H&F Management, the “Services Agreement Entities”). Under the Services Agreements, Medline Holdings is required to pay or reimburse the Services Agreement Entities and their affiliates for out-of-pocket costs and expenses incurred on behalf of or in connection with the monitoring and evaluation of the operations of Medline Holdings. Medline Holdings is also required to indemnify each of the Services Agreement Entities and certain of their related persons against, among other things, losses and liabilities incurred in connection with or as a result of the services provided to Medline Holdings or its affiliates pursuant to the applicable Services Agreement.
We made payments pursuant to the Services Agreements to BX Management totaling $360,000, $711,000, and $887,000 in fiscal years 2023, 2024, and 2025, respectively. We made payments pursuant to the Services Agreements to Carlyle Management totaling $244,000 and $60,000 in fiscal years 2023 and 2025, respectively. We made payments pursuant to the Services Agreements to H&F Management totaling $120,000 and $555,000 in fiscal years 2024 and 2025, respectively. We have not made any payments to Mills Family Holdco pursuant to the Services Agreements.
Other Transactions
In February 2023, Andrew J. Mills, a member of our board of directors, received an allocation of term loans under our Senior Secured Credit Facilities, of which $17.8 million and $17.6 million principal remained outstanding as of December 31, 2024 and 2025, respectively. Borrowings under the Senior Secured Credit Facilities bear interest at a floating rate as further described under Part I, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Indebtedness — Term Loan Facilities of our 2025 Annual Report. For fiscal years 2023, 2024, and 2025, the Company paid Mr. A. Mills $0.2 million, $1.9 million, and $0.2 million in principal and $1.6 million, $1.6 million, and $1.5 million in interest, respectively, under the Senior Secured Credit Facilities. For additional details on the terms of the Senior Secured Credit Facilities, see Part I, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Indebtedness — Revolving Credit Facilities of our 2025 Annual Report.
Participation in IPO
On December 18, 2025, we completed the IPO of 248,439,654 shares of Class A common stock (including shares issued pursuant to the exercise in full of the underwriters’ option to purchase additional shares) for cash consideration of $29.00 per share (net of underwriting discounts). We used the proceeds (net of underwriting discounts) from the issuance of 179,000,000 shares ($5.078 billion) in the IPO to purchase an equivalent number of newly issued Common Units from Medline Holdings, which Medline Holdings has in turn used $731 million to repay in full all outstanding indebtedness under our New Euro Term Loan Facility, $3.292 billion to repay a portion of the outstanding indebtedness under our 2028 Refinancing Term Loan Facility, and we will use the remainder for general corporate purposes and to bear all of the expenses of the IPO. We used the proceeds (net of underwriting discounts) from the issuance of 37,034,482 shares ($1.051 billion) and the issuance of 32,405,172 shares ($919 million) pursuant to the exercise in full by the underwriters of their option to purchase additional shares in the IPO to purchase or redeem an equivalent aggregate number of shares of Class A common stock and Common Units from certain affiliates of Blackstone, Carlyle, and H&F.
Members of the Mills Family purchased an aggregate of 12,918,962 shares of our Class A common stock in the IPO at the IPO price of $29.00 per share and on the same terms as the other purchasers in the IPO.

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Underwriting of IPO
Blackstone Securities Partners L.P., an affiliate of Blackstone, and TCG Capital Markets L.L.C., an affiliate of Carlyle, each a beneficial owner of more than 5% of our common stock, underwrote 4,553,194 and 4,553,194 shares, respectively, of the 248,439,654 shares of Class A common stock offered to the market in the IPO, with underwriting discounts and commissions of $0.63173 per share paid by us.
Participation in Secondary Offering
On March 10, 2026, we completed an underwritten public offering of an aggregate of 86,250,000 shares of Class A common stock (including 11,250,000 shares of Class A common stock issued pursuant to the exercise in full of the underwriters’ option to purchase additional shares) sold by a wholly owned subsidiary of Abu Dhabi Investment Authority (“ADIA”) and certain affiliates of our Sponsors (collectively, the “Selling Stockholders”) at a public offering price of $41.00 per share, for aggregate gross proceeds of approximately $3.5 billion to the Selling Stockholders (the “March 2026 Resale Offering”). This transaction resulted in the issuance of 33,963,901 shares of Class A common stock in connection with the exchange of Common Units by the Selling Stockholders for the three months ended March 28, 2026. We did not sell any shares in the March 2026 Resale Offering and did not receive any of the proceeds from the sale of the shares of Class A common stock in the March 2026 Resale Offering. We paid approximately $4 million in offering expenses associated with the sale of the shares by the Selling Stockholders, net of the underwriting discounts and commissions.
Underwriting of Secondary Offering
Blackstone Securities Partners L.P., an affiliate of Blackstone, and TCG Capital Markets L.L.C., an affiliate of Carlyle, each a beneficial owner of more than 5% of our common stock, underwrote 4,743,750 and 4,743,750 shares, respectively, of the 86,250,000 shares of Class A common stock offered to the market in the March 2026 Resale Offering, with underwriting discounts and commissions of $0.492 per share paid by the Selling Stockholders.
Indemnification of Directors and Officers
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our amended and restated bylaws, provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL, subject to limited exceptions. The indemnification agreements, together with our amended and restated bylaws, also require us to advance expenses, including attorneys’ fees, incurred by our directors and officers in defending against proceedings to which they are or are threatened to be made a party or participant, to the fullest extent permitted by law, subject to limited exceptions. In addition, our amended and restated certificate of incorporation provides that our directors and officers will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as directors or officers to the fullest extent permitted by the DGCL. There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
Family and Other Relationships
Charles N. Mills, a member of our board of directors, served as our CEO from 1997 to October 2023 and is the cousin of Andrew J. Mills. During fiscal 2023, Mr. C. Mills received total compensation of $1,137,984, including salary, bonus, and 401(k) contributions.
Andrew J. Mills, a member of our board of directors, served as our President from 1997 to October 2023 and is the cousin of Charles N. Mills and the brother-in-law of James D. Abrams (our former Chief Operating Officer and director). During fiscal 2023, Mr. A. Mills received total compensation of $394,036, including salary, bonus, and 401(k) contributions.
James D. Abrams served as a member of our board of directors from 2010 to 2025 and as our Chief Operating Officer from 1997 to October 2023 and is the brother of William J. Abrams, son of Robert Abrams and the brother-in-law of Andrew J. Mills. During fiscal 2023, Mr. J. Abrams received total compensation of $487,717, including salary, bonus, and 401(k) contributions.
William J. Abrams is the brother of James D. Abrams. Mr. W. Abrams joined Medline in 2009 and has served as our Executive Vice President, Supply Chain Solutions since 2023. During fiscal 2023, fiscal 2024, and fiscal 2025, Mr. W. Abrams received total compensation of $1,377,619, $1,913,951, and $1,687,051, respectively, including salary, bonus, equity awards, long term incentives, and 401(k) contributions. Mr. W. Abrams previously held units in the Company’s Managing Partner Program (the “MPU Program”). The MPU Program was a cash-based incentive plan designed to replicate the economics of owning Company common stock. The Managing Partner Units (“MPUs”) issued pursuant to the MPU Program entitled the MPU Unit holders the opportunity to earn both (i) a share of the Company’s “Adjusted Earnings before Taxes” (the Company’s audited consolidated earnings before taxes as determined in accordance with GAAP, as adjusted for certain items) (“Profit Sharing Distributions”) and (ii) special payments tied to certain liquidity events. In addition to regular Profit Sharing Distributions, executives who held MPUs and remained employed until a liquidity event were eligible to receive the “Liquidity Event MPU Amount,” which is an amount per MPU equal to the price per share of Company common stock paid to holders thereof in connection with the liquidity event, less the book value per share of the Company at the time of the liquidity event. The Sponsor Acquisition qualified as a liquidity event under the MPU Program and

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entitled MPU Unit holders, including Mr. W. Abrams, to the Liquidity Event MPU Amount to be paid in equal one-third installments, with the first installment paid on the date of the Sponsor Acquisition and the remaining installments on the first and second anniversary of the Sponsor Acquisition, subject to the executive’s compliance with certain restrictive covenants and, with respect to 50% of such distributions, the executive’s continued employment on the distribution dates. The Company’s obligations under the MPU Program were satisfied as of October 21, 2023, and no further grants or distributions under the MPU Program will be made in the future. In fiscal 2023, Mr. W. Abrams received distributions on his MPU Units of $11,938,474.
Justin Mills is the son of Andrew J. Mills. Mr. J. Mills is currently employed by the Company as a sales representative in Acute Care. During fiscal 2024 and fiscal 2025, Mr. J. Mills received total compensation of $222,784 and $129,487, respectively, including base salary, commission, and other benefits.
Robert Abrams is the father of James D. Abrams and William J. Abrams and is currently employed as the Company’s Corporate Purchasing Director. During fiscal 2023, fiscal 2024 and fiscal 2025, Mr. R. Abrams received total compensation of $137,981, $127,917, and $160,868, respectively, comprised of his base salary.
COMMUNICATIONS With the BOARD
Information for stockholders and other interested parties who wish to communicate with the Chair of the Board, the full Board, or our independent directors, individually or as a group, is described in our Corporate Governance Guidelines, which are available on our website at ir.medline.com under the “Governance” tab. Communications should be directed to our Corporate Secretary, who serves as the initial point of contact and routes correspondence as appropriate. Communications that relate to matters within the Board’s oversight responsibilities are forwarded to the independent directors. Communications that relate to matters within a Committee’s scope of responsibilities are forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary-course business matters, including routine inquiries, suggestions, or customer matters, are forwarded to the appropriate executive or employee of the Company. The Corporate Secretary does not forward solicitations, “junk” mail, or communications that are abusive, frivolous, or otherwise inappropriate.

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DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION PROGRAM
Directors who are employed by us and directors who are affiliated with our Sponsors are not compensated by us for their services as directors. Independent non-employee directors who are not affiliated with our Sponsors or with members of the Mills and Abrams families, which currently only include Messrs. Bluedorn, Galanti and Sweet, are currently entitled to compensation consisting of:
•
Annual cash retainer of $125,000 per year;

•
Committee chair cash retainers of $25,000 (Audit) and $20,000 (Compensation, Nominating and Governance, and Risk);

•
Initial equity award of RSUs with a grant date fair value of $300,000, that cliff vest on March 27, 2027 (for Mr. Sweet) and March 30, 2027 (for Messrs. Bluedorn and Galanti); and

•
Beginning in 2026, an annual equity award of RSUs with a grant date fair value of $200,000, vesting on the first anniversary of grant.

The form and amount of compensation for our non-employee directors was established based on recommendations from management’s compensation consultant, Korn Ferry, based on benchmarking against the peer group used for 2025 Named Executive Officer compensation.
During 2025, James Abrams (our former Chief Operating Officer), Charles Mills (our former CEO), and Andrew Mills (our former President) served as members of our board of directors. They did not receive any compensation or benefits for their service in 2025. Mr. Abrams resigned as a member of the board of directors in connection with our IPO.
The following table provides summary information concerning compensation paid or accrued by us to or on behalf of Messrs. Sweet, Galanti, and Bluedorn for services rendered to us as directors during the last fiscal year.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Thomas W. Sweet	150,000	0	150,000
Richard Galanti	75,787	300,000	375,787
Todd Bluedorn	4,921	300,000	304,921

(1)
This amount represents the aggregate grant date fair value of (i) RSUs for Common Units of the Medline Management Aggregator LLC (the “Aggregator”) (which were converted into RSUs covering shares of Medline Inc. common stock in connection with Medline’s IPO) granted to Mr. Galanti on September 5, 2025 in connection with the commencement of his service and (ii) RSUs granted to Mr. Bluedorn on December 16, 2025 in connection with the commencement of his service. The grant date fair value was calculated in accordance with ASC Topic 718. As of December 31, 2025, all of the RSUs held by each of Mr. Sweet (12,413), Mr. Galanti (11,005), and Mr. Bluedorn (10,345) were unvested. Mr. Sweet was granted RSUs for Common Units in the Aggregator in connection with his commencement of services on September 27, 2024, which were converted into RSUs covering shares of Medline Inc. common stock in connection with Medline’s IPO.

DIRECTOR STOCK OWNERSHIP GUIDELINES
Our stock ownership guidelines, effective December 16, 2025, require non-employee directors receiving service-related compensation to maintain a number of shares of our common stock in an amount equal to a specified multiple. Pursuant to the Director Nomination Agreements entered into with certain Sponsors, non-employee directors who have been appointed by our Sponsors (the “Sponsor Directors”) are not subject to our stock ownership guidelines. For additional information, see Our Board — Board Qualifications — Director Nominations. All of our current non-employee directors who are subject to our stock ownership guidelines are in compliance with the ownership guidelines.

POSITION	STOCK OWNERSHIP REQUIREMENT	COMPLIANCE PERIOD
Non-Employee Directors*	■ ■ ■ ■ ■ 5x ANNUAL CASH RETAINER	5 years from the later of (i) effectiveness of our guidelines and (ii) their appointment or election to the Board

*
Other than directors appointed by our Sponsors, whose ownership is governed by the Director Nomination Agreements.

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DIRECTOR COMPENSATION
The following forms of stock count toward the ownership requirement: shares of common stock owned individually or jointly with their spouse and/or children; shares of common stock held in a trust for the benefit of them or their immediate family members; and unvested RSUs.
As our current CEO, Mr. Boyle, is also subject to stock ownership guidelines applicable for our officers and is currently in compliance with such ownership guidelines. For additional information, see Executive Compensation — Compensation Discussion and Analysis — Other Compensation Policies and Practices — Officer Stock Ownership Guidelines.

MEDLINE	| 38 |	2026 Proxy Statement

Beneficial Ownership of Stock
Beneficial Ownership of Stock
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of shares of our Class A common stock and our Class B common stock as of April 13, 2026 by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of Medline Inc., (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. The percentage of beneficial ownership of shares of our Class A common stock and our Class B common stock set forth below is based on 845,611,435 shares of our Class A common stock and 468,081,977 shares of our Class B common stock issued and outstanding as of April 13, 2026.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Class A common stock and/or Class B common stock, as applicable, issuable pursuant to the exchange of Common Units, conversion of vested Incentive Units, or otherwise, that are either immediately exchangeable or convertible within 60 days of April 13, 2026. These securities are deemed to be outstanding and beneficially owned by the person holding those Common Units or Incentive Units, as applicable, for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Medline Inc., 3 Lakes Drive, Northfield, Illinois 60093.
In connection with the IPO, we issued to each Continuing Common Unitholder (as defined in Appendix B) one share of Class B common stock for each Common Unit such Continuing Common Unitholder beneficially owned immediately prior to the consummation of the Reorganization Transactions. Upon conversion of vested Incentive Units for Common Units, the converting holders will also receive an equivalent number of shares of Class B common stock. Upon an exchange by any such Continuing Unitholder of Common Units for shares of our Class A common stock pursuant to the Exchange Agreement, an equivalent number of shares of Class B common stock held by each such Continuing Unitholder will be automatically transferred to us and cancelled and retired. See Certain Relationships and Related Person Transactions — Exchange Agreement. As a result, the number of shares of our Class B common stock listed in the table below correlates to the number of Common Units each Continuing Unitholder beneficially owns. The Continuing Common Unitholders hold all of the outstanding shares of our Class B common stock. The shares of Class B common stock have no economic rights but entitle each holder to one vote for each share held of record on all matters to be voted on by stockholders generally, with the number of shares of Class B common stock held by each Continuing Unitholder being equivalent to the number of Common Units held by each such Continuing Unitholder.

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Beneficial Ownership of Stock
Name of Beneficial Owner	Class A Common Stock Beneficially Owned(1)		Class B Common Stock Beneficially Owned(1)		Combined Voting Power(2)
	Number	Percentage	Number	Percentage
Principal Stockholders
Blackstone(3)	124,198,348	14.7%	62,885,365	13.4%	14.2%
Carlyle(4)	125,454,241	14.8%	61,629,472	13.2%	14.2%
H&F(5)	86,473,497	10.2%	100,610,216	21.5%	14.2%
Mozart HoldCo, Inc.(6)	287,648	*	234,020,656	50.0%	17.8%
GIC Private Limited(7)	118,796,825	14.0%	—	—	9.0%
Current Directors
Joseph P. Baratta	—	—	—	—	—
Jacob D. Best	—	—	—	—	—
Todd M. Bluedorn	—	—	—	—	—
James M. Boyle(8)	—	—	2,261,860	*	*
Richard A. Galanti	—	—	—	—	—
Patrick J. Healy(9)	1,227,753	*	—	—	—
Andrew J. Mills(10)	—	—	30,655	*	*
Charles N. Mills(11)	—	—	64,005	*	*
Robert R. Schmidt	—	—	—	—	—
Anushka M. Sunder	—	—	—	—	—
Thomas W. Sweet	—	—	—	—	—
Stephen H. Wise	—	—	—	—	—
Named Executive Officers
James M. Boyle	------------------------------see above------------------------------
James M. Pigott(12)	—	—	2,893,193	*	*
Michael B. Drazin(13)	—	—	1,755,657	*	*
Stephen L. Miller(14)	—	—	465,195	*	*
Douglas P. Golwas(15)	—	—	1,360,222	*	*
Current directors and executive officers as a group (19 persons)(16)	1,227,753	*	9,421,131	2.0%	*

*
Represents less than 1%.

(1)
Subject to the terms of the exchange agreement, Common Units are exchangeable for shares of our Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends, and reclassifications, whereupon an equivalent number of shares of Class B common stock held by each such Continuing Unitholder will be automatically transferred to us and cancelled and retired upon any such exchange. See Certain Relationships and Related Person Transactions — Exchange Agreement. The Continuing Common Unitholders hold all of the issued and outstanding shares of our Class B common stock, and the number of shares of our Class B common stock listed in the table above correlates to the number of Common Units each Continuing Common Unitholder beneficially owns. Beneficial ownership of Common Units or of shares of our Class B common stock reflected in this table has not been also reflected as beneficial ownership of shares of our Class A common stock for which Common Units may be exchanged.

(2)
Represents percentage of voting power of the shares eligible to vote in the election of directors of Medline Inc. voting together as a single class.

(3)
Reflects 10,185 shares of Class A common stock and 54,629,402 shares of Class B common stock directly held by BX Mozart ML-1 Holdco L.P., 1,539 shares of Class A common stock and 8,255,963 shares of Class B common stock directly held by Mozart Aggregator UNLV Holdco L.P., 109,250,239 shares of Class A common stock directly held by BX Mozart ML-2 Holdco L.P., 12,507,704 shares of Class A common stock directly held by Mozart Aggregator II UNLV Holdco L.P., and 2,428,681 shares of Class A common stock directly held by Mozart Aggregator II LP.

BX Mozart ML-1 Holdco GP L.L.C. is the general partner of BX Mozart ML-1 Holdco L.P. BCP Mozart Aggregator L.P. is the managing member of BX Mozart ML-1 Holdco GP L.L.C.
BCP 8 Holdings Mozart Manager L.L.C. is the general partner of BCP Mozart Aggregator L.P. BMA VIII L.L.C. is the managing member of BCP 8 Holdings Mozart Manager L.L.C.

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Beneficial Ownership of Stock
BCP 8 Holdings Mozart Manager L.L.C. is the general partner of Mozart Aggregator UNLV Holdco L.P. BMA VIII L.L.C. is the managing member of BCP 8 Holdings Mozart Manager L.L.C.
BX Mozart ML-2 Holdco GP L.L.C. is the general partner of BX Mozart ML-2 Holdco L.P. Mozart Aggregator II LP is the managing member of BX Mozart ML-2 Holdco GP L.L.C.
Blackstone Management Associates VIII L.P. is the general partner of Mozart Aggregator II LP. BMA VIII L.L.C. is the general partner of Blackstone Management Associates VIII L.P.
Blackstone Management Associates VIII L.P. is the general partner of Mozart Aggregator II UNLV Holdco L.P. BMA VIII L.L.C. is the general partner of Blackstone Management Associates VIII L.P.
Blackstone Holdings II L.P. is the managing member of BMA VIII L.L.C. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P.
Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.
Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the securities directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such securities (other than BX Mozart ML-1 Holdco, L.P., Mozart Aggregator UNLV Holdco L.P., BX Mozart ML-2 Holdco, L.P., and Mozart Aggregator II UNLV Holdco L.P. (collectively, the “Blackstone Funds”) to the extent of their direct holdings). The address of Mr. Schwarzman and each of the other entities listed in this footnote is c/o Blackstone Inc., 345 Park Avenue, New York, New York 10154.
Based on information provided to us, as of the date of this Proxy Statement, certain of the Blackstone Funds have pledged, hypothecated or granted security interests in substantially all of the shares of Class A common stock and Class B common stock held by them pursuant to a margin loan agreement with customary default provisions. In the event of a default under the margin loan agreement, the secured parties may foreclose upon any and all of the shares of Class A common stock or of Class B common stock pledged to them and may seek recourse against the borrowers.
(4)
Reflects 9,454 shares of Class A common stock and 48,274,351 shares of Class B common stock directly held by CP Circle ML-1 Holdco, L.P., 2,615 shares of Class A common stock and 13,355,121 shares of Class B common stock directly held by CP Circle UNLV Holdco, L.P., 233,231 shares of Class A common stock directly held by CP Circle ML-2 Holdco, L.P., 50,719,101 shares of Class A common stock directly held by CP Circle ML-3 Holdco, L.P., 23,161,715 shares of Class A common stock directly held by CP Circle ML-4 Holdco, L.P., 5,748,101 shares of Class A common stock directly held by CP Circle ML-5 Holdco, L.P., 2,120,434 shares of Class A common stock directly held by CP Circle ML-6 Holdco, L.P., 15,325,210 shares of Class A common stock directly held by CP Circle ML-7 Holdco, L.P., 13,394,165 shares of Class A common stock directly held by Carlyle Mozart Coinvestment UNLV Holdco, L.P., 14,011,611 shares of Class A common stock directly held by Carlyle Mozart Coinvestment Holdings, L.P., and 728,604 shares of Class A common stock directly held by CPEP Circle Holdings L.P. (Carlyle Mozart Coinvestment Holdings, L.P., Carlyle Mozart Coinvestment UNLV Holdco, L.P., CP Circle ML-7 Holdco, L.P., CP Circle ML-6 Holdco, L.P., CP Circle ML-5 Holdco, L.P., CP Circle ML-4 Holdco, L.P., CP Circle ML-3 Holdco, L.P., CP Circle ML-2 Holdco, L.P., CP Circle ML-1 Holdco, L.P., CP Circle UNLV Holdco, L.P., and CPEP Circle Holdings L.P., collectively, the “Carlyle Funds”).

The Carlyle Group Inc., a publicly traded company listed on Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities managed by TC Group VII S1, L.P. and CPEP GP, LLC, is the managing member of CG Subsidiary Holdings L.L.C., which is the sole member of TC Group, L.L.C., which is the general partner of TC Group Sub L.P., which is the managing member of TC Group VII S1, L.L.C., which is the general partner of TC Group VII S1, L.P., which is the general partner of each of Carlyle Mozart Coinvestment Holdings, L.P., CP Circle Holdings, L.P., CP Circle UNLV Holdco, L.P., Carlyle Mozart Coinvestment UNLV Holdco, L.P., and CP VII Circle Holdings — A, L.P., which is the managing member of CP Circle ML Holdco GP, LLC, which is the general partner of each of CP Circle ML-7 Holdco, L.P., CP Circle ML-6 Holdco, L.P., CP Circle ML-5 Holdco, L.P., CP Circle ML-4 Holdco, L.P., CP Circle ML-3 Holdco, L.P. and CP Circle ML-2 Holdco, L.P. CP Circle Holdings, L.P. is the managing member of CP Circle ML-1 Holdco GP, LLC, which is the general partner of CP Circle ML-1 Holdco, L.P.
CG Subsidiary Holdings L.L.C. is also the sole shareholder of TC Group VIII Lux GP, S.à r.l., which is the Luxembourg general partner of CP VIII Circle AIF Holdings, S.C.Sp., and the managing member of CPEP GP, LLC, which is the general partner of CPEP Circle Holdings L.P.
Voting and investment determinations with respect to the securities held by the Carlyle VII Funds are made by the investment committee of TC Group VII S1, L.P. Voting and investment determinations with respect to the securities held by the Carlyle VIII Funds are made by the investment committee of TC Group VIII, L.P. Each of these investment committees is comprised of William Conway, Jr., Daniel D’Aniello, David Rubenstein, Allan Holt, Sandra Horbach, Brian Bernasek, James Burr, Ian Fujiyama, Patrick McCarter, William McMullan, Martin Sumner, Stephen Wise, Robert Schmidt, Joe Bress, Jeremy Anderson, and Marco De Benedetti as a non-voting observer. Each member of the investment committees disclaims beneficial ownership of all such securities.
Additionally, voting and investment determinations with respect to the securities held by CPEP Circle Holdings L.P. are made by the investment committee of CPEP GP, LLC, which is comprised of David Rubenstein, Sandra Horbach, John C. Redett, John Pavelski, Brian Bernasek, and Jason Thomas, with Michael Wand, Vlad Lasocki, X.D. Yang, and Kazuhiro Yamada serving as non-voting observers. Each member of the investment committees disclaims beneficial ownership of all such securities.
The address for TC Group VII Lux GP, S.à r.l. is c/o The Carlyle Group 2, avenue Charles de Gaulle, L-1653 Luxembourg, Luxembourg. The address for each of TC Group VIII Lux GP, S.à r.l., CP VII Circle AIF Holdings, S.C.Sp. and CP VIII Circle AIF Holdings, S.C.Sp. is 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg. The address for each of the other entities named in this footnote is c/o The Carlyle Group, 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, D.C. 20004.
Based on information provided to us, as of the date of this Proxy Statement, certain of the Carlyle Funds have pledged, hypothecated or granted security interests in substantially all of the shares of Class A common stock and Class B common stock held by them pursuant to a

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Beneficial Ownership of Stock
margin loan agreement with customary default provisions. In the event of a default under the margin loan agreement, the secured parties may foreclose upon any and all of the shares of Class A common stock or of Class B common stock pledged to them and may seek recourse against the borrowers.
(5)
Reflects 74,496,172 shares of Class A common stock held by Hellman & Friedman Capital Partners X (Parallel), L.P., 7,781,788 shares of Class A common stock held by HFCP X (Parallel — A), L.P., 4,176,227 shares of Class A common stock held by Mend Partners II, L.P. and 19,310 shares of Class A common stock and 100,610,216 shares of Class B common stock held by Mend Investment Holdings I, L.P.

Hellman & Friedman Investors X, L.P. (“Investors X GP”) is the general partner of Hellman & Friedman Capital Partners X (Parallel), L.P. and HFCP X (Parallel-A), L.P.
Mend Partners GP, LLC (“Mend GP”) is the general partner of Mend Partners II, L.P. Investors X GP is the managing member of Mend GP.
Mend Investment Holdings GP, LLC (“Mend Investment GP”) is the general partner of Mend Investment Holdings I, L.P. Hellman & Friedman Capital Partners X, L.P. is the managing member of Mend Investment GP. Investors X GP is the general partner of Hellman & Friedman Capital Partners X, L.P.
H&F Corporate Investors X, Ltd. (“Investors X Ltd.”) is the general partner of Investors X GP. A three-member board of directors of Investors X Ltd. has voting and investment discretion over the shares held by Hellman & Friedman Capital Partners X (Parallel), L.P., HFCP X (Parallel-A), L.P., Mend Partners II, L.P., and Mend Investment Holdings I, L.P. (collectively, the “H&F Funds”). Each of the members of the board of directors of Investors X Ltd. disclaims beneficial ownership of such shares. The address of each entity referred to in this footnote is c/o Hellman & Friedman LLC, 415 Mission Street, Suite 5700, San Francisco, California 94105.
(6)
Based on information reported by Mozart HoldCo, Inc. on Schedule 13G filed with the SEC on February 13, 2026. Mozart HoldCo, Inc. is an entity that is owned directly and/or indirectly by members of the Mills Family and trusts for their benefit. No person or group beneficially owns more than fifty percent of the voting power of Mozart HoldCo, Inc. Investment and voting decisions over the securities of Medline Inc. and Medline Holdings held by Mozart HoldCo, Inc. are made by a board of directors consisting of three or more directors.

(7)
The 118,796,825 shares of Class A common stock are beneficially owned by GIC Private Limited (“GIC”) and its affiliate, Hux Investment Pte. Ltd. GIC and Hux share the power to vote and the power to dispose of these shares with GIC Special Investments Pte. Ltd. (“GIC SI”). GIC and GIC SI are private limited companies incorporated in Singapore. GIC SI is wholly owned by GIC and is the private equity investment arm of GIC. GIC is wholly owned by the Government of Singapore and was set up with the sole purpose of managing the Government of Singapore’s foreign reserves. The Government of Singapore disclaims beneficial ownership of such shares. The address for GIC and Hux is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.

(8)
Reflects (a) 24,313 shares of Class B common stock corresponding to an equivalent number of outstanding Common Units held by Mr. Boyle, (b) 514,876 shares of Class B common stock corresponding to an equivalent number of outstanding Common Units held by a trust over which Mr. Boyle’s spouse is a trustee, (c) 1,015,764 shares of Class B common stock corresponding to an equivalent number of Common Units issuable within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by Mr. Boyle at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date), and (d) 706,907 shares of Class B common stock corresponding to an equivalent number of Common Units issuable within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by a trust over which Mr. Boyle’s spouse is a trustee at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date).

(9)
Reflects (a) 1,208,159 shares of Class A common stock directly held by Mr. Healy and (b) 19,594 shares of Class A common stock directly held by a partnership for which Mr. Healy serves as the general partner.

(10)
The AJM 2018 Generations Trust, which is associated with Mr. A. Mills, directly holds 30,655 shares of Class B common stock corresponding to an equivalent number of Common Units. Mr. A. Mills disclaims beneficial ownership of such shares.

(11)
The Charles N. Mills Gift Trust, which is associated with Mr. C. Mills, directly holds 64,005 shares of Class B common stock corresponding to an equivalent number of Common Units. Mr. C. Mills disclaims beneficial ownership of such shares.

(12)
Reflects 1,206,467 shares of Class B common stock corresponding to an equivalent number of outstanding Common Units held by trusts over which Mr. Pigott is a trustee and (b) 1,686,726 shares of Class B common stock corresponding to an equivalent number of Common Units issuable within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by trusts over which Mr. Pigott is a trustee at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date).

(13)
Reflects 486,028 shares of Class B common stock corresponding to an equivalent number of outstanding Common Units held by Mr. Drazin and (b) 1,269,629 shares of Class B common stock corresponding to an equivalent number of Common Units issuable within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by Mr. Drazin at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date).

(14)
Reflects 465,195 shares of Class B common stock corresponding to an equivalent number of Common Units issuable within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by a trust over which Mr. Miller is a trustee at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date).

(15)
Reflects (a) 465,864 shares of Class B common stock corresponding to an equivalent number of outstanding Common Units held by Mr. Golwas, (b) 582,417 shares of Class B common stock corresponding to an equivalent number of Common Units issuable within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by Mr. Golwas at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date), and (c) 311,941 shares of Class B common stock corresponding to an equivalent number of Common Units issuable within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by a trust over which Mr. Golwas is a trustee at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date).

(16)
Reflects (a) 1,227,753 shares of Class A common stock beneficially owned by our directors and executive officers, (b) 4,030,713 shares of Class B common stock corresponding to an equivalent number of outstanding Common Units beneficially owned by our directors and executive

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Beneficial Ownership of Stock
officers, and (c) 8,283,611 shares of Class B common stock corresponding to an equivalent number of Common Units that our directors and executive officers have the right to acquire within 60 days of April 13, 2026 upon the conversion of vested Incentive Units held by our directors and executive officers at a conversion price of $47.22 per share of Class A common stock (the closing price per share of Class A common stock on such date).
Delinquent Section 16(A) Reports
Section 16(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities under the Exchange Act (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto filed electronically with the SEC by the Reporting Persons with respect to the fiscal year ended December 31, 2025, we believe that all filing requirements were complied with in a timely manner, with the exception of one Form 3 for each of Mr. Schmidt and Mr. Wise which were filed late due to an administrative error.

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Beneficial Ownership of Stock
Executive Officers
The following are our executive officers as of April 13, 2026:
Name and Title	Age	Business Experience in the Past Five Years
James M. Boyle, Chief Executive Officer and Director	54	The biography for Mr. Boyle appears above under Election of Directors — Our 2026 Director Nominees — Director Nominee Biographies.
Michael B. Drazin, Chief Financial Officer	51	Chief Financial Officer (since 2018); Vice President, Global FP&A and Investor Relations (2016 to 2018); Vice President, Global Financial Planning & Analysis (2014 to 2018); and Group Controller (2008 to 2014) at Illinois Tool Works Inc., a global multi-industrial manufacturing company.
William J. Abrams, Executive Vice President, Supply Chain Solutions	61	Executive Vice President, Supply Chain Solutions (since 2023); President of the Distributed Products Division (2010 to 2021); President of Suture Express (2019 to 2021); Vice President of Preferred Healthcare and Executive Vice President of Real Estate & Assets (2009 to 2010).
Douglas P. Golwas, Chief Commercial Officer	58	Chief Commercial Officer (since 2023); Executive Vice President, Acute Care Sales (2019 to 2023); Senior Vice President, Corporate Sales (2015 to 2019); and various leadership roles (2008 to 2015).
Amanda H. Laabs, Chief Product Officer	45	Chief Product Officer (since 2025); Executive Vice President, Medline Brand (2023 to 2025); Leader, Dynacor and Surgical Kitting Division (2020); Leader, Dynacor Kitting Division (2017 to 2020); and General Manager, Surgical Drapes and Gowns Division (2013 to 2017).
Alex M. Liberman, Chief Legal Officer	62	Chief Legal Officer (since 1999; retitled from General Counsel in October 2023); Secretary (2023 to 2024); and Assistant Secretary (1999 to 2023).
Stephen L. Miller, Chief Operating Officer	55	Chief Operating Officer (since 2025); and Executive Vice President, Supply Chain (2022 to 2024). Senior Vice President, Fulfillment Operations (2020 to 2022); and Vice President, People (U.S. Supply Chain) (2018 to 2020) at Walmart Inc. (“Walmart”), a multinational retail corporation.
Christopher P. Shryock, Chief Human Resources Officer	45	Chief Human Resources Officer (since 2024). Senior Vice President and Chief People Officer (2020 to 2024) of Sam’s Club, a membership-only warehouse chain owned by Walmart.

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Executive Compensation
Executive Compensation
PROPOSAL 2	ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION
Approve Named Executive Officer (“NEO”) compensation on an advisory and non-binding basis, as such compensation is described in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.
We are asking stockholders to vote to approve, on an advisory basis, the NEO compensation reported in this Proxy Statement. It is recommended that all stockholders read the information regarding our NEO compensation program, policies, and decisions discussed in the Compensation Discussion and Analysis and Executive Compensation Tables of this Proxy Statement. Votes are intended to address only our overall approach to NEO compensation and will not address specific components of such compensation.
The Board and Compensation Committee believe that our compensation philosophy directly supports NEO retention, while encouraging performance-focused results that are aligned with long-term stockholder value, as further described in the Compensation Discussion and Analysis.
Pursuant to Section 14A of the Exchange Act, our Board recommends that stockholders approve the following advisory resolution at our 2026 Annual Meeting:
RESOLVED, that the stockholders of Medline Inc. approve, on an advisory basis, the compensation paid to Medline’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the Executive Compensation Tables, and related narrative disclosure.
Although the results of the stockholder vote on this proposal are advisory, and therefore non-binding, the Board and our Compensation Committee will consider the vote’s outcome with respect to future NEO compensation decisions. If stockholders approve the “One Year” option as the frequency of future votes on NEO compensation under Proposal 3, we expect that we will conduct our next vote to approve NEO compensation at the 2027 annual meeting of stockholders.
PROPOSAL 3	ADVISORY VOTE ON THE FREQUENCY OF VOTES ON OUR EXECUTIVE COMPENSATION

Approve, on a non-binding “say-on-frequency” basis, the frequency of future stockholder advisory votes on the compensation of our NEOs, as described in the Compensation Discussion and Analysis and Executive Compensation Tables in this Proxy Statement (every year, every two years, or every three years).

THE BOARD RECOMMENDS A VOTE FOR A ONE YEAR INTERVAL FOR THE ADVISORY VOTE ON PROPOSAL 3.
In accordance with Section 14A of the Exchange Act and related SEC rules, we are required to provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, on how frequently they want to vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 in this Proxy Statement. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. This non-binding “frequency” vote is required at least once every six years beginning with this Annual Meeting.
After careful consideration of this proposal and the benefits and consequences of each alternative, our Board determined that an annual advisory vote on named executive officer compensation is the most appropriate alternative for Medline and recommends that you vote for a one-year interval for the advisory vote on named executive officer compensation. In making this determination, the Board considered that compensation decisions and compensation policies and practices are reviewed annually and concluded that an annual advisory vote is most appropriate to provide more frequent stockholder input on our executive compensation philosophy, policies, and practices.

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Executive Compensation
The Board believes that stockholders should vote on named executive officer compensation every year so that they may annually provide us with their direct input. Setting a one-year period for holding this stockholder vote will enhance stockholder communication by providing a clear, simple means for Medline to obtain information on investor sentiment about our executive compensation program. In addition, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation program. We understand that our stockholders may have different views as to the best approach for Medline, and we look forward to hearing from our stockholders on this proposal.
This vote is advisory and not binding. However, our Board has determined that if the frequency of “One Year” receives the highest number of votes pursuant to this Proposal 3, then it will adopt an annual frequency of future votes on NEO compensation.
In voting on this proposal, you should be aware that you are not voting “for” or “against” the Board’s recommendation to vote for a frequency of one year for holding future advisory votes on named executive officer compensation. Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years, or three years, or you may abstain from voting on this proposal.

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Compensation Discussion and Analysis
Compensation Discussion and Analysis
COMPENSATION DISCUSSION AND ANALYSIS CONTENTS
Our NEOS
This Compensation Discussion and Analysis describes our executive compensation program, which is designed to enhance our business strategy, attract and retain innovative business leaders, and build long-term results for our stockholders.
Our 2025 fiscal year NEOs were determined in accordance with SEC rules and include the following:

James M. Boyle	Michael B. Drazin	James M. Pigott(1)	Stephen L. Miller(2)	Douglas P. Golwas
Chief Executive Officer and Member of the Board	Chief Financial Officer	President	Chief Operating Officer	Chief Commercial Officer

(1)
Effective December 31, 2025, Mr. Pigott retired as President of Medline.

(2)
Effective January 1, 2025, Mr. Miller assumed the role of Chief Operating Officer of Medline.

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Compensation Discussion and Analysis
2025 Compensation Framework
Governance Best Practices
Our executive compensation program incorporates a number of governance best practices:
•
Directly correlating pay and performance

•
Increasing annual base pay based on merit and market practices without any guaranteed increases

•
Implementing stock ownership requirements to ensure NEO and stockholder interests are directly aligned

•
Maintaining a clawback policy

•
Implementing double-trigger change in control provisions

•
Engaging an independent compensation consultant to advise Compensation Committee on executive compensation matters

•
No hedging or monetization transactions, short-selling, or transacting in puts, calls, swaps, convertible instruments, or other derivatives on Medline securities

•
No pledging or holding Medline securities in a margin account as collateral for a loan

•
No NEO participation in any non-qualified deferred compensation programs or other enhanced benefit programs

Executive Compensation Objectives and Philosophy
The goal of our executive compensation program is to create long-term value for our investors while at the same time rewarding our executives for superior financial and operating performance and to support retention in a competitive market environment. We believe the most effective way to achieve these objectives is to design an executive compensation program rewarding the achievement of specific annual, long-term, and strategic goals and aligning executives’ interests with those of our investors by further rewarding performance above established goals. We use this philosophy as the foundation for evaluating and improving the effectiveness of our executive pay program. The following are the core elements of our executive compensation philosophy:
•
Market Competitive. Compensation levels and programs for members of our senior leadership team, including the NEOs, should be competitive relative to the marketplace in which we operate. It is important to leverage an understanding of what constitutes competitive pay in our markets and build strategies to attract, incentivize, reward, and retain top talent;

•
Performance-Based. A significant portion of executive compensation should be performance-based pay that is “at risk,” based on short-term and long-term goals, which reward both organizational and individual performance; and

•
Investor Aligned. Incentives should be structured to create a strong alignment between executives and investors on both a short-term and a long-term basis.

By incorporating these design elements, we believe our executive compensation program is responsive to our investors’ objectives and effective in attracting, motivating, and retaining the level of talent necessary to grow and manage our business successfully.
The Compensation Committee is responsible for establishing, implementing, and evaluating our employee compensation and benefit programs. The Compensation Committee periodically reviews and makes recommendations to the board of directors with respect to the adoption of, or amendments to, all equity-based incentive compensation plans for employees, and cash-based incentive plans for executive officers. Our compensation plans and practices are designed by our Compensation Committee to promote achievement of short- and long-term financial and operational objectives while mitigating the possibility of encouraging excessive risk-taking behavior and the potential impact thereof. The Compensation Committee annually evaluates the performance of our executive officers, establishes the annual salaries and annual cash incentive awards for our executive officers, and approves all equity awards. The Compensation Committee’s objective is to ensure that the total compensation paid to our Named Executive Officers, as well as other members of our senior leadership team, is fair, reasonable, and competitive. Generally, the types of compensation and benefits provided to our Named Executive Officers are similar to those provided to other senior members of our management team.
Process for Determining 2025 Compensation
The Compensation Committee is responsible for overseeing key aspects of the executive compensation program, including executive salaries, goals, and payouts under the annual cash incentive plan, the size and structure of equity awards, and any executive perquisites or other benefits. The Compensation Committee is responsible for determining the compensation of the CEO and the other executive officers. At the beginning of each performance cycle, the Compensation Committee approves financial goals designed to align executive pay with company performance and stockholder interests, provide competitive pay opportunities dependent on performance, retain talent, create optimal stockholder value, and mitigate material risk.
In determining the compensation of each of our NEOs (other than the CEO), the Compensation Committee seeks the input of the CEO. The CEO provides recommendations at least annually to the Compensation Committee regarding the compensation of the other NEOs. The performance of our NEOs is reviewed at least annually by the Compensation Committee, with assessments provided by the CEO of all of our NEOs (other than the CEO), and the Compensation Committee determines each NEO’s compensation at least annually.

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Compensation Discussion and Analysis
We believe that compensation should be competitive with compensation for executive officers in similar positions and with similar responsibilities in our marketplace. In determining compensation levels for our NEOs, the Compensation Committee relies upon the judgment and experience of its members, including their knowledge of competitive compensation levels in our industry. The Compensation Committee considers each NEO’s performance, scope of responsibilities, depth and breadth of overall leadership experience, and the importance of the officer’s position to achieving our strategies. Beginning on August 27, 2024 and with respect to 2025 compensation, the Compensation Committee also engaged a compensation consultant, Korn Ferry, to provide executive compensation-related advice and services to the Compensation Committee. The Compensation Committee reviewed and considered survey and benchmarking data of a comparator group of companies prepared by Korn Ferry. The Compensation Committee reviews peer company information and market data to better assess the range of compensation needed to attract, retain, and motivate executive talent in our highly competitive industry.
For fiscal year 2025, Korn Ferry provided benchmarking data for compensation planning and worked with management and the Compensation Committee on the overall compensation structure for our senior leadership team. As part of its work, Korn Ferry recommended, and the Compensation Committee approved, a peer group that places greater weight on the peer group’s size and performance profile, with a focus on revenue, revenue growth and market performance. In selecting the peer group, the aim was to select the most appropriate companies against which our compensation-related performance should be measured. The peer group for 2025 consisted of sixteen publicly traded companies with revenues between approximately 0.5 to 1.8 times those of Medline.
• 3M Company	• Honeywell International Inc.
• Abbott Laboratories	• Illinois Tool Works, Inc.
• Baxter International Inc.	• Kimberly-Clark Corporation
• Becton, Dickinson and Company	• Medtronic plc
• Colgate-Palmolive Company	• Accendra Health, Inc. (f/k/a Owens & Minor, Inc.)
• Danaher Corporation	• Stryker Corporation
• GE HealthCare Technologies Inc.	• Thermo Fisher Scientific Inc.
• Henry Schein, Inc.	• W.W. Grainger, Inc.
The aggregate fees paid to Korn Ferry in fiscal year 2025 for compensation consulting services were approximately $510,822. We also engaged Korn Ferry to provide other non-compensation consulting services to the Company, including executive and professional search services and assistance in preparing succession planning materials. The aggregate fees paid to Korn Ferry in fiscal year 2025 for these additional non-compensation consulting services were approximately $1,434,294. After taking into consideration the factors listed in Nasdaq Listing Rule 5605(d)(3)(D), the Compensation Committee concluded that there are no conflicts of interest with respect to the engagement of Korn Ferry by the Compensation Committee. The decision to engage Korn Ferry to provide these non-compensation consulting services was made by management and occurred prior to our IPO and was not pre-approved by the Compensation Committee or Board.
The Compensation Committee intends to continue to retain an independent executive compensation consultant to provide the Compensation Committee with input and guidance on all components of our executive compensation program, including peer group selection, risk, and stockholder alignment, and advise the Compensation Committee with respect to market data for base salary, annual bonus, long-term equity compensation, and other competitive pay practices for similarly situated executives in our peer group.
Relationship of Compensation Practices to Risk Management
Our compensation plans and practices are designed to mitigate the possibility of encouraging excessive risk-taking behavior and the potential impacts thereof. For example, the following features of our executive compensation program mitigate risk:
•
Challenging, but attainable goals that are well-defined and communicated;

•
Short-term variable compensation tied to a mix of financial and operational objectives;

•
Multi-year, overlapping vesting terms for equity awards, and for the CEO, President, and Chief Operating Officer, financial objectives for a portion of outstanding equity awards; and

•
Establishment of controls in the administration of our plans to ensure performance against established company performance metrics is objectively and independently determined.

Considerations in Setting 2025 Compensation
The 2025 compensation of our NEOs was based on the Company’s performance against enterprise priorities and specific performance metrics and on each NEO’s individual performance against their annual strategic objectives. The Compensation Committee believes the total 2025 compensation of our NEOs was competitive while at the same time being responsible to our stockholders because a significant percentage of total compensation in 2025 was allocated to variable compensation. This variable

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Compensation Discussion and Analysis
compensation is paid only upon achievement of Company performance objectives and individual NEO goals that contribute to the creation of stockholder value.
The following is a summary of key considerations that affected the development of 2025 compensation decisions for our NEOs fiscal years:
•
Use of Market Data. We establish target compensation levels that are consistent with market practice and internal equity considerations (including position, responsibility, and contribution) relative to base salaries, cash bonuses, and long-term equity compensation. Target compensation levels are additionally consistent with an assessment of the appropriate pay mix for a particular position. In order to gauge the competitiveness of our compensation programs, we also review compensation practices and pay opportunities from our peer group. We attempt to position ourselves to attract and retain qualified senior executives in the face of competitive pressures in relevant labor markets.

•
Emphasis on Performance. Our compensation program provides increased pay opportunities upon achievement of goals correlated with superior performance over the long term. When evaluating base salary, individual performance is the primary driver that determines each NEO’s annual increase, if any. Historically, we have used annual cash bonus and appreciation-based equity awards (profits interests) to reward corporate and individual performance.

•
Importance of Company Results. In determining the amount of cash bonus for each NEO, we consider, among other things, performance with respect to our success in implementing our business strategies that yield long-term benefits and align our NEOs’ interests with those of our investors. The Compensation Committee believes it is important to hold our NEOs accountable for overall Company results. For a discussion of the individual and Company performance measures considered by the Compensation Committee in connection with 2025 bonus payments, see 2025 Compensation Elements — Annual Incentive Compensation.

Non-GAAP Financial Measures for 2025 Compensation
Our Annual Incentive Compensation and Long-Term Equity Incentive Compensation programs (as further described below) generally consider Plan Adjusted EBITDA when determining performance achievement under the respective programs, which is defined as net income (loss) adjusted for (i) interest expense, net, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) inventory-related adjustments, (v) stock-based compensation, (vi) litigation (gains) charges, net, (vii) transaction-related costs, and (viii) other non-core (gains) charges. With respect to 2025 compensation performance and achievement, we further adjusted for the impact of acquisitions, divestitures, and gross tariff-related amounts.
2025 Compensation Elements
There are three key components of our executive compensation program for our senior leadership team, including our NEOs:
•
Base salary;

•
Annual incentive bonus; and

•
Long-term equity incentive compensation in the form of Incentive Units, which are intended to be profits interests for U.S. income tax purposes.

In addition to these key compensation elements, the NEOs are provided certain other compensation. See Other Compensation Policies and Practices.
We believe that offering each of the components of our executive compensation program is necessary to remain competitive in attracting, retaining, and motivating talented executives. Furthermore, we structure the annual incentive bonus and long-term equity incentive compensation to ensure alignment of our executives’ interests with those of our stockholders. Collectively, these components are designed to motivate and reward our executives and drive our short- and long-term performance and increase stockholder value.
Our base salaries are designed to attract and retain individuals with superior talent, to be market competitive and to reward executives for their individual performance and our short-term performance. Our annual incentive bonus program is designed to motivate our executives to achieve the targets we set annually for selected performance metrics, to reward them for that achievement and to hold them accountable if they fail to deliver. Our long-term incentive compensation ensures that our executives have a continuing stake in our long-term success and have incentives to increase our equity value.
Base Salary
The Compensation Committee believes that base salaries are an important component of our executive compensation program and are critical in attracting and retaining executive talent. The Compensation Committee typically reviews base salaries of our NEOs in the fourth quarter of each year, with any changes effective on the first day of the following fiscal year. In setting annual base salaries, the Compensation Committee takes into consideration our overall financial and operating performance in the prior year, our company-wide target for base salary increases for all employees, its members’ assessment of market and competitive salary

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Compensation Discussion and Analysis
information within our peer group, inflation, changes in the scope of an executive officer’s job responsibilities, other components of compensation, and other relevant factors. The Compensation Committee also reviews each NEO’s individual performance and the performance of the divisions, business units, or departments for which that person is responsible. For NEOs other than the CEO, the Compensation Committee also considers any feedback from the CEO regarding that person’s performance. No formulaic base salary increases are provided to the NEOs.
Based on its review of peer data and each NEO’s individual performance, the Compensation Committee approved an increase to the base salary of Mr. Golwas, whose base salary increased from $700,000 to $800,000 for fiscal year 2025. No changes were made to the base salaries of our other NEOs for fiscal year 2025.
The base salary for each of our NEOs during the fiscal year ended December 31, 2025 was as follows:
Name	Fiscal Year Ended December 31, 2025 Base Salary
James M. Boyle	$1,250,000
Michael B. Drazin	$810,000
James M. Pigott	$1,100,000
Douglas P. Golwas	$800,000
Stephen L. Miller	$800,000
Annual Incentive Compensation
We maintain an annual cash-based incentive plan, the Medline Industries, LP Annual Incentive Plan (the “AIP”), to reward employees who contribute to our growth, profitability, and value. Annual performance goals are established for each participant and participants must remain employed in good standing through December 31 of the applicable performance year in order to receive their annual bonus. The AIP allows participants to receive quarterly advances on their annual bonus throughout the year based on the company’s determination of performance against objective goals through each calendar quarter. Annual bonus payments, based on actual performance, are reconciled at year-end and any unearned advances are subject to recoupment. The performance objectives for our AIP are established by the Compensation Committee on an annual basis, and following completion of the performance period, the committee determines the actual achievement percentage for each metric.
Under our AIP, each NEO has threshold, target and maximum bonus opportunities expressed as a percentage of the NEO’s base salary.
For fiscal year 2025, our NEOs had target and maximum bonus opportunities under the AIP as follows:
Name	AIP Target Annual Bonus as a Percentage of Base Salary	AIP Maximum Annual Bonus as a Percentage of Base Salary
James M. Boyle	133%	200%
Michael B. Drazin	100%	150%
James M. Pigott	100%	150%
Douglas P. Golwas	100%	150%
Stephen L. Miller	100%	150%
For each performance objective, there is a threshold achievement level at or below which the NEO will receive no payout in respect of that performance objective.
The actual 2025 AIP bonus amounts are calculated formulaically based on actual achievement against certain individual performance considerations and financial or operational performance goals, as follows:
•
First, the weight applied to each specific objective is multiplied by the NEO’s AIP maximum annual bonus percentage.

•
Second, the resulting percentage from the first step is multiplied by the NEO’s base salary to determine the maximum amount payable in respect of each performance metric;

•
Third, the dollar amount from the second step is multiplied by the actual attainment percentage of each applicable performance objective and applicable modifiers measured against a pre-established scale to determine the amount payable; and

•
Fourth, the sum of the amounts calculated in the third step for each performance objective is the NEO’s AIP Bonus.

For fiscal year 2025, the annual bonus payouts for each of our NEOs was tied to the achievement of various metrics, as reflected in the tables below. The following tables illustrate the calculation of the annual incentive compensation payable to each of our NEOs

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Compensation Discussion and Analysis
under our AIP for fiscal year 2025. In the event actual achievement of a performance objective is between levels, the achievement percentage is calculated using linear interpolation.
For purposes of the AIP, 2025 Plan Adjusted EBITDA is calculated as set forth under 2025 Compensation Framework — Process for Determining 2025 Compensation — Non-GAAP Financial Measures for 2025 Compensation, less the impact of divestitures and acquisitions and gross tariff-related adjustments. However, for 2025 Plan Adjusted EBITDA, tariff-related adjustments cannot cause a NEO’s actual bonus payout to increase above 100% of target and no tariff-related adjustment will be applied if the actual bonus payout, for the respective component, is above 100% of target without the tariff-related adjustment.
Mr. Boyle
Performance Period: January 1, 2025 - December 31, 2025 ($ in millions)
Performance Goals	Weight	Threshold	Target	Maximum	Actual Attainment	Actual Attainment Percentage
Attainment level percentage		66.5%	133%	200%
2025 Plan Adjusted EBITDA	70%	$3,428	$3,732	$3,844	$3,599	78.09%
2025 Net Sales	30%	$26,017	$28,442	$28,726	$28,432	99.79%
Actual Attainment Percentage Performance Period						84.60%
Mr. Drazin
Performance Period: January 1, 2025 - December 31, 2025 ($ in millions)
Performance Goals	Weight	Threshold(3)	Target	Maximum	Actual Attainment	Actual Attainment Percentage
Attainment level percentage		—%	100%	150%
2025 Plan Adjusted EBITDA	70%	$3,428	$3,732	$3,844	$3,599	78.09%
Finance Expense as a Percentage of Sales (excl. Bad Debt & Interest)(1)	20%	0.42%	0.39%	0.36%	0.38%	122.75%
Percentage of Accounts Receivable over 30 days past due(2)	10%	4.00%	3.00%	2.50%	2.11%	150.00%
Actual Attainment Percentage Performance Period						94.21%

(1)
For Mr. Drazin, Finance Expense as a Percent of Sales (excl. Bad Debt & Interest) measures the performance of controllable U.S. finance expenses .

(2)
For Mr. Drazin, Percentage of Accounts Receivable over 30 days past due measures the amount of invoice dollars that are outstanding for more than 30 days from their due date.

(3)
For Mr. Drazin, threshold performance for 2025 Plan Adjusted EBITDA results in 50% payout for that metric, while threshold performance for Finance Expense as a Percentage of Sales (excl. Bad Debt & Interest) and Percentage of Accounts Receivable over 30 days past due results in 0% payout for those metrics.

Mr. Pigott
Performance Period: January 1, 2025 - December 31, 2025 ($ in millions)
Performance Goals	Weight	Threshold	Target	Maximum	Actual Attainment	Actual Attainment Percentage
Attainment level percentage		50%	100%	150%
2025 Plan Adjusted EBITDA	70%	$3,428	$3,732	$3,844	$3,599	78.09%
2025 Net Sales	30%	$26,017	$28,442	$28,726	$28,432	99.79%
Actual Attainment Percentage Performance Period						84.60%

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Compensation Discussion and Analysis
Mr. Golwas
Performance Period: January 1, 2025 - December 31, 2025 ($ in millions)
Performance Goals	Weight	Threshold(2)	Target	Maximum	Actual attainment	Actual Attainment Percentage
Attainment level percentage		—%	100%	150%
Adjusted Gross Margin less Expense Year over Year Growth Commercial(1)	70%	2.75%	8.75%	15.75%	12.46%	103.13%
2025 Plan Adjusted EBITDA	30%	$3,428	$3,732	$3,844	$3,599	78.09%
Actual Attainment Percentage Performance Period						96.55%

(1)
For Mr. Golwas, Adjusted Gross Margin less Expense Year over Year Growth Commercial measures U.S. sales office contribution margin excluding retail growth measures, inventoriable costs and controllable expenses.

(2)
For Mr. Golwas, threshold performance for Adjusted Gross Margin less Expense Year over Year Growth Commercial results in 0% payout for that metric, while threshold performance for 2025 Plan Adjusted EBITDA results in 50% payout for that metric.

The 2025 AIP bonus opportunity for Mr. Golwas included an “expense modifier” and a “bad debt modifier.” Because his oversight of our commercial business directly impacts our company’s growth and financial results, these modifiers are intended to further align Mr. Golwas’ AIP award with company performance. The expense modifier provided for certain increases or decreases to Mr. Golwas’s AIP payout, which would be lowered or raised by $3,000 for each 10 basis point increase or decrease in total selling expense growth above or below 85% of sales growth, respectively. Adjustments attributable to the modifier are subject to a cap of $25,000, although the modifier cannot result in Mr. Golwas’s actual AIP payout being less than threshold payout nor greater than maximum payout. This modifier incentivizes responsible expense management by ensuring that his AIP payout could be: (i) higher if the business unit’s expenses are less than the 85% threshold noted above; or (ii) lower if the business unit’s expenses exceed the 85% threshold noted above. The modifier will not be applied if the business unit’s expenses are equal to the 85% threshold.
Additionally, the bad debt modifier provided for “bad debt” amounts exceeding 0.6% for Acute Care sales and 0.8% for Post Acute Care sales to be attributable to cost of goods sold for purposes of calculating Mr. Golwas’s Adjusted Gross Margin achievement level. Bad debt is considered any customer account that: (i) remains unpaid after all commercially reasonable collection efforts have been exhausted: and (ii) has been sent to our external collections team. This modifier incentivizes strategic customer relationships, because application of net bad debt in excess of the thresholds could lower Mr. Golwas’ Adjusted Gross Margin performance goal and the associated payout.
No other NEO has a modifier to their 2025 AIP payout opportunities.
Mr. Miller
Performance Period: January 1, 2025 - December 31, 2025 ($ in millions)
Performance Goals	Weight	Threshold	Target	Maximum	Actual Attainment	Actual Attainment Percentage
Attainment level percentage		0%	100%	150%
2025 Plan Adjusted EBITDA	70%	$3,428	$3,732	$3,844	$3,599	78.09%
2025 Net Sales	30%	$26,017	$28,442	$28,726	$28,432	99.79%
Actual Attainment Percentage Performance Period						84.60%
Actual amounts paid under the AIP are calculated by multiplying each NEO’s base salary earned and paid in fiscal year 2025 by (i) his AIP target annual cash incentive opportunity (which is reflected as a percentage of eligible base salary), and (ii) the executive’s AIP attainment percentage. The following table illustrates the calculations of the AIP awards under the 2025 AIP based on 2025 performance.
Name	Eligible Base Salary ($)	Target AIP Award (% of Base Salary)	Target AIP Opportunity	AIP Attainment Percentage	Actual Payout ($)
James M. Boyle	$1,250,000	133%	$1,662,500	84.60%	$1,409,960
Michael B. Drazin	$810,000	100%	$810,000	94.21%	$763,117
James M. Pigott	$1,100,000	100%	$1,100,000	84.60%	$930,573
Douglas P. Golwas	$800,000	100%	$800,000	96.55%	$772,410
Stephen L. Miller	$800,000	100%	$800,000	84.60%	$676,781

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Compensation Discussion and Analysis
Long-Term Equity Incentive Compensation
In 2021, following our acquisition by our Sponsors, certain key executives, including the NEOs, were granted long-term equity incentive awards designed to promote our interests and incentivize them to remain in our service. These long-term equity incentive awards were initially granted in the form of Class B Units (as defined in Appendix B) in the Aggregator under the Medline Management Aggregator LLC Equity Incentive Plan (the “MIP”). In connection with Medline’s IPO, the Class B Units in the Aggregator were reclassified into a new class of units called “Incentive Units.” The Incentive Units are “profits interests” under U.S. federal income tax law having economic characteristics similar to stock appreciation rights (i.e., representing the right to share in any increase in the equity value of the Aggregator that exceeds a specified threshold). Unvested Incentive Units are not entitled to distributions from the Aggregator other than tax distributions.
The specific sizes of awards under our MIP and Incentive Unit grants made thereunder to our NEOs are determined in consideration of our Sponsors’ practices with respect to management equity programs at other companies in their respective portfolios, the executive officer’s position and level of responsibilities with us, and market data.
2025 MIP Awards
Under our MIP, each of our NEOs (other than Mr. Pigott, who was not eligible for an award under our MIP in 2025 due to his planned retirement) was eligible to receive equity awards based on target equity compensation set by the Compensation Committee, referred to as “dollars at work” (the “2025 Awards”). The 2025 Awards were granted as of the award date (or “service inception date”), and the 100% of the value of equity-based awards to be granted to our participating NEOs in respect of the 2025 Awards depended on Company performance relative to the 2025 performance measures reflected in the tables below. In the event actual achievement of a performance objective is between levels, the earned “dollars at work” was calculated using linear interpolation. Following completion of fiscal year 2025, the earned “dollars at work” were multiplied by a Black Scholes conversion factor of 27.2% to account for the settlement of the 2025 Awards in time-vesting restricted stock units (“RSUs”) rather than Incentive Units. The resulting amount was used to determine the RSUs to be granted under the Medline Inc. 2025 Omnibus Incentive Plan (the “Omnibus Plan”) by dividing such amount by the IPO price of Medline Inc. common stock, which was $29.00. Such RSUs will vest 25% on June 15, 2026 and 25% on each of the first three anniversaries of the vesting commencement date identified in the applicable grant agreement, subject to the NEO’s continued employment with us through each applicable vesting date.
The 2025 performance measures and the corresponding threshold, target and maximum “dollars at work” opportunities under the MIP for our NEOs are summarized in the tables below. For each NEO, no 2025 Award is earned, and no RSUs will be delivered, unless threshold performance is achieved for the applicable performance objective. In no event may the earned “dollars at work” exceed the maximum amounts shown in the tables below, even if results are achieved above maximum performance.
The 2025 target “dollars at work” for each participating NEO were $4,000,000 for Mr. Boyle and $3,250,000 for each of Messrs. Drazin, Golwas and Miller.
The threshold, target and maximum “dollars at work” amounts upon which the number of RSUs actually to be delivered in 2026 were determined, and the corresponding earned amount of “dollars at work” at each performance level, are shown in the tables below.
Plan Adjusted EBITDA — 70% of Target Dollars at Work
Achievement Level	Threshold	Target	Maximum
Goal	$3,428,000,000	$3,732,000,000	$3,844,000,000
Earned Dollars at Work
Mr. Boyle	$1,400,000	$2,800,000	$4,200,000
Mr. Drazin	$1,137,500	$2,275,000	$3,412,500
Mr. Golwas	$1,137,500	$2,275,000	$3,412,500
Mr. Miller	$1,137,500	$2,275,000	$3,412,500
Net Sales — 30% of Target Dollars at Work
Achievement Level	Threshold	Target	Maximum
Goal	$26,017,000,000	$28,442,000,000	$28,726,000,000
Earned Dollars at Work
Mr. Boyle	$600,000	$1,200,000	$1,800,000
Mr. Drazin	$487,500	$975,000	$1,462,500
Mr. Golwas	$487,500	$975,000	$1,462,500
Mr. Miller	$487,500	$975,000	$1,462,500

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Compensation Discussion and Analysis
Sign-on, Retention and Discretionary Bonuses
From time to time, we may award sign-on, retention and discretionary bonuses to attract or retain executive talent. Generally, sign-on bonuses are used to incentivize candidates to leave their current employers or may be used to offset the loss of unvested compensation they may forfeit as a result of leaving their current employers.
None of our NEOs received any sign-on, retention or discretionary bonuses during fiscal year 2025.
Other Perquisites
Benefits
We provide various employee benefit programs to our NEOs, including medical, vision, dental, life insurance, accidental death and dismemberment insurance, long-term disability insurance, short-term disability insurance, health savings accounts, and wellness programs. These benefit programs are available to all of our salaried U.S.-based employees.
In addition, pursuant to our executive security program, we may provide personal security services to certain executive officers. These protections are provided due to the range of security issues and threats encountered by our senior executives. We view the security services provided to our executive officers as an integral part of our risk management program and as necessary and appropriate business expenses. However, because such services may be viewed as conveying a personal benefit to our executive officers, we have reported the aggregate incremental costs of such services in the “All Other Compensation” column of the Summary Compensation Table as required by Item 402 of Regulation S-K.
These benefits are provided to the NEOs to eliminate potential distractions from performing their regular job duties. We believe the cost of these programs is counterbalanced by an increase in productivity by the executives receiving access to them.
Retirement Benefits
We maintain a defined contribution plan that is tax-qualified under Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and that we refer to as the “Medline Industries, LP Retirement Plan” or the “401(k) Plan.” The 401(k) Plan is offered on a nondiscriminatory basis to our full-time regular employees, including our NEOs, and our eligible part-time employees. Subject to certain limitations imposed by the Code, the 401(k) Plan permits eligible employees to defer receipt of up to 75% of their eligible compensation on a pre-tax basis (or on a post-tax basis, with respect to elective Roth deferrals).
We provide matching contributions to the 401(k) Plan in an amount equal to 50% of each participant’s first 8% of deferrals, subject to certain other limits. Participants are 100% vested in both their individual contributions and the matching contributions.
We believe that matching contributions assist us in attracting and retaining talented employees and executives. The 401(k) Plan provides an opportunity for participants to save money for retirement on a tax-deferred basis and to achieve financial security, thereby promoting retention.
Other Compensation Policies and Practices
Officer Stock Ownership Guidelines
Our stock ownership guidelines, effective December 16, 2025, require our NEOs to maintain a number of shares of our common stock in an amount equal to a specified multiple. All of our current NEOs, including our CEO, are in compliance with the ownership guidelines.

Role	Minimum Ownership	Compliance Period
CEO	■ ■ ■ ■ ■ ■ 6x BASE SALARY	5 years from the later of: (i) effective date of our guidelines and (ii) appointment to a position subject to the guidelines
Other NEOs	■ ■ ■ 3x BASE SALARY
The following forms of stock count toward the ownership requirement: shares of common stock owned individually or jointly with their spouse and/or children; shares of common stock held in a trust for the benefit of them or their immediate family members; unvested RSUs; performance stock units (“PSUs”) or performance grants for which performance conditions have been met and certified; and Medline partnership interests.

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Compensation Discussion and Analysis
The following forms of stock do not count towards the ownership requirement: PSUs or other performance awards that are unearned (i.e., performance conditions have not been met and certified); unexercised stock options; and long-term incentive performance awards that may be settled in cash (whether vested or unvested).
Severance Arrangements
We believe that reasonable and appropriate severance benefits are necessary in order to be competitive in Medline’s executive attraction and retention efforts. As discussed below, our NEOs, other than Mr. Pigott, participate in the Medline Industries L.P. Executive Severance Plan (the “Severance Plan”), which was initially adopted in May 2025 and amended and restated in connection with the IPO, and provides for certain payments, rights, and benefits upon certain qualifying terminations from Medline. Mr. Pigott is entitled to certain payments, rights, and benefits in connection with his transition pursuant to the Pigott Transition Agreement. See Potential Payments Upon Termination or Change in Control for a description of these benefits.
Clawback Policy
We have adopted a compensation recovery policy as required by Rule 10D-1 under the Exchange Act and the corresponding listing standard adopted by Nasdaq (the “Incentive Compensation Clawback Policy”). The policy generally provides that if we are required to prepare an accounting restatement (including a restatement to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), we must recover from our current and former Section 16 officers any incentive-based compensation that was erroneously received on or after the effective date of the policy and during the three years preceding the date we are required to prepare such accounting restatement. The amount required to be recovered will be the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received based on the restated financial measure.
In addition, all Incentive Units under the MIP obligate the recipient to repay any after-tax proceeds received in respect of Incentive Units if the recipient is terminated for cause (or we discover within one year following termination that grounds to terminate the recipient’s employment for cause existed at the time of termination) or violates restrictive covenants. Awards under the Omnibus Plan also require repayment of after-tax proceeds received in respect of awards if the participant engages in detrimental activity, which generally includes (i) unauthorized disclosure or use of any confidential or proprietary information of Medline; (ii) any activity that would be grounds to terminate the recipient’s employment or service for cause; (iii) a breach by the recipient of any restrictive covenant by which such recipient is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with Medline, or (iv) fraud or conduct contributing to any financial restatements or irregularities, in each case, as determined by the Compensation Committee in its sole discretion.
Equity Grant Timing Practices
Historically, long-term incentive awards were granted on an annual basis, with Incentive Units (or, for 2025, RSUs) earned thereunder granted in March of the following year. For the 2025 long-term incentive awards, the earned RSUs were granted on March 5, 2026 during an open trading window and in accordance with our insider trading policy. The Compensation Committee may grant equity awards at other points during the year in its discretion. We did not grant any stock option awards to NEOs during 2025. We did not time the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation awarded during 2025, and the Compensation Committee did not take material nonpublic information into account when determining the timing and terms of any equity awards.
Impact of Tax and Accounting Policies
The Compensation Committee intends to operate its compensation programs with the good faith intention of complying with Section 409A of the Code. We intend to account for equity-based payments with respect to our long-term equity incentive award programs in accordance with the requirements of FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”).
Agreements with NEOs
In October 2023, we entered into employment agreements with Messrs. Boyle and Pigott in connection with their respective promotions to the roles of CEO and President and Chief Operating Officer, respectively. These agreements provide for certain payments, rights and benefits upon certain qualifying terminations from Medline. However, in May 2025, we adopted our Severance Plan, pursuant to which our NEOs, other than Mr. Pigott, are eligible to receive certain payments, rights and benefits upon certain qualifying terminations from Medline. In connection with becoming a participant in our Severance Plan, Mr. Boyle waived the severance payments and benefits provided in his employment agreement. In October 2024, we entered into a transition and separation agreement with Mr. Pigott that set forth the payments and benefits Mr. Pigott received in connection with his departure on December 31, 2025. The material terms of Mr. Boyle’s employment agreement and Mr. Pigott’s transition and separation agreement are described below under Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Agreements with NEOs.

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Compensation Discussion and Analysis
Compensation Committee Report
The Compensation Committee is composed solely of the three Directors listed below. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 25, 2026.
Compensation Committee

Anushka Sunder Chair	Jacob Best	Robert Schmidt

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Compensation Discussion and Analysis
EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
James M. Boyle Chief Executive Officer	2025	1,250,000	0	1,177,665	1,409,960	23,347	3,860,972
	2024	1,250,000	0	1,201,111	1,847,186	7,000	4,305,297
Michael B. Drazin Chief Financial Officer	2025	810,000	0	956,853	763,117	27,289	2,557,259
	2024	810,000	0	1,009,630	933,014	7,000	2,759,644
James M. Pigott President	2025	1,100,000	0	0	930,573	8,876,504	10,907,077
	2024	1,100,000	0	1,201,111	1,625,523	30,644	3,957,278
Douglas P. Golwas Chief Commercial Officer	2025	800,000	0	956,853	772,410	25,030	2,554,293
	2024	700,000	0	957,407	1,093,750	7,000	2,758,157
Stephen L. Miller Chief Operating Officer	2025	800,000	0	956,853	676,781	9,140	2,442,774
	2024	724,000	0	2,680,741	903,404	7,000	4,315,145

(1)
Amounts reported in this column represent the NEO’s base salary earned during the 2025 fiscal year.

(2)
Amounts reported in this column reflect the fair value of each participating NEO’s 2025 Award under the MIP at the service inception date for the award computed in accordance with ASC Topic 718. The 2025 Awards were initially expressed as “dollars at work,” which are earned based on Company and individual performance against the performance goals specified for 2025 Awards. At the time the MIP for 2025 was established, it was expected that the earned dollars at work would be converted into Incentive Units if the IPO did not occur by the date that the 2025 Awards were expected to be granted in 2026. With the completion of the IPO in December 2025, the Compensation Committee granted time-based RSUs to each NEO (other than Mr. Pigott) in respect of the NEO’s earned dollars at work. The earned dollars at work were multiplied by a Black-Scholes factor of 27.2% and converted into a number of RSUs on March 5, 2026 by dividing such amount by the IPO price of Medline Inc. common stock, which was $29.00. Since the service inception date precedes the RSU grant date, the Company recognizes the expense associated with these awards from the service inception date through the accounting grant date, remeasuring the fair value of the awards at each reporting period end until the accounting grant date, at which point the fair value of the awards will be fixed with the previously-recognized compensation cost adjusted to the grant date fair value. For purposes of calculating the value of the 2025 Awards reflected in the table, amounts were computed based on the probable outcome of the performance conditions applicable to each award on the service inception date. Assuming maximum achievement of the applicable performance conditions, the fair values of the 2025 Awards granted to eligible NEOs in fiscal year 2025 were as follows: Mr. Boyle: $1,766,497; Mr. Drazin: $1,435,279; Mr. Golwas: $1,435,279; and Mr. Miller $1,435,279. For information regarding the assumptions used in determining the fair value of these awards, please refer to Note 17 — Stock-Based Compensation of our audited consolidated financial statements included in our 2025 Annual Report incorporated by reference in this Proxy Statement.

(3)
Amounts reported in this column reflect the NEO’s annual cash incentive awards earned by each NEO pursuant to the AIP. The terms of the AIP described more fully above under 2025 Compensation Elements — Annual Incentive Compensation.

(4)
Amounts reported in this column for Messrs. Boyle, Drazin, Pigott, Golwas, and Miller include employer contributions to our 401(k) plan in the fiscal year ended December 31, 2025. Amounts for Messrs. Boyle, Drazin, Golwas and Miller also include costs related to personal security services. Amount for Mr. Pigott also includes the value of the accelerated vesting of his time-vesting Incentive Units in the amount of $8,868,337 in accordance with the Pigott Transition Agreement, which is described under Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Agreements with NEOs — Employment Agreement and Transition and Separation Agreement with Mr. Pigott. The actual amounts of these compensations are listed in the chart below.

Name	401(k) Employer Contribution ($)	Personal Security Services ($)	Accelerated Incentive Units Value ($)	Total ($)
James M. Boyle	6,646	16,701	0	23,347
Michael B. Drazin	14,000	13,289	0	27,289
James M. Pigott	8,167	0	8,868,337	8,876,504
Douglas P. Golwas	12,589	12,441	0	25,030
Stephen L. Miller	7,667	1,473	0	9,140

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Compensation Discussion and Analysis
GRANTS OF PLAN-BASED AWARDS
The following table provides information with respect to grants of plan-based awards to our NEOs during the 2025 fiscal year.
Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James M. Boyle	4/11/2025(3)	0	1,662,500	2,500,000	20,305	40,609	60,914				1,177,665
Michael B. Drazin	4/11/2025(3)	0	810,000	1,215,000	16,497	32,995	49,492				956,853
James M. Pigott		0	1,100,000	1,650,000
Douglas P. Golwas	4/11/2025(3)	0	800,000	1,200,000	16,497	32,995	49,492				956,853
Stephen L. Miller	4/11/2025(3)	0	800,000	1,200,000	16,497	32,995	49,492				956,853
(1)
For purposes of this column, the grant date for the awards is the service inception date determined under ASC Topic 718.

(2)
The amounts reported in this column reflect the cash incentive award opportunity range under our AIP, the terms of which are summarized under 2025 Compensation Elements — Annual Incentive Compensation.

(3)
2025 MIP Awards were initially expressed as “dollars at work” prior to the completion of our IPO. The 2025 MIP Awards were delivered as RSUs on March 5, 2026, based upon Company performance relative to the 2025 MIP performance goals, as summarized under 2025 Compensation Elements — Long-Term Equity Incentive Compensation — 2025 MIP Awards and in footnote 2 to the Summary Compensation Table. The earned dollars at work were multiplied by a Black-Scholes factor of 27.2% and converted into a number of RSUs on March 5, 2026 by dividing such amount by the IPO price of Medline Inc. common stock, which was $29.00. The number of RSUs issued to each NEO on March 5, 2026 are set forth in the Outstanding Equity Awards at Fiscal Year End Table.

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Compensation Discussion and Analysis
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Agreements with NEOs
The following descriptions of the employment agreements and other agreements with certain NEOs are qualified in their entirety by the full terms and conditions thereof.
Employment Agreement with Mr. Boyle
We entered into an employment agreement with James M. Boyle, effective as of October 1, 2023 (the “Boyle Employment Agreement”). The Boyle Employment Agreement provides that Mr. Boyle will serve as our CEO. The Boyle Employment Agreement provides at-will employment and can be terminated by Mr. Boyle or us at any time. The Boyle Employment Agreement also provided for (i) an initial salary of $1,250,000, subject to periodic review for increase, (ii) eligibility to receive an annual bonus, with a target bonus equal to 100% of base salary, and (iii) for each service year during the employment term, eligibility to receive annual equity award grant (initially consisting of Incentive Units of the Aggregator) having a target value of approximately $3,450,000. Mr. Boyle is also entitled to participate in our employee benefit arrangements and to receive reimbursement for business expense in accordance with our business expense policy.
Mr. Boyle has waived the severance payments and benefits set forth in the Boyle Employment Agreement and will instead be entitled to the severance payments and benefits set forth in the Severance Plan described below.
Upon a termination of Mr. Boyle’s employment due to his death or as a result of his disability, Mr. Boyle will be entitled to any prior year bonus.
The Boyle Employment Agreement contains restrictive covenants, including confidentiality of information, assignment of intellectual property, non-competition, employee no-hire, employee non-solicitation, client and customer non-solicitation, and mutual non-disparagement covenants. The confidentiality covenant and the mutual non-disparagement provision have indefinite terms. The non-competition and non-solicitation covenants are effective both during Mr. Boyle’s employment with us and until the 18-month anniversary of termination of employment for any reason.
Employment Agreement and Transition and Separation Agreement with Mr. Pigott
Effective October 1, 2023, we entered into an employment agreement with James M. Pigott (the “Pigott Employment Agreement”) relating to Mr. Pigott’s employment as our President and Chief Operating Officer. The terms of the Pigott Employment Agreement are the same as the terms of the Boyle Employment Agreement, except that Mr. Pigott received an initial salary of $1,100,000. On October 14, 2024, we entered into a transition and separation agreement with Mr. Pigott (the “Pigott Transition Agreement”) relating to Mr. Pigott’s departure from Medline. Mr. Pigott’s retired as President of Medline effective December 31, 2025, and such departure is not the result of any disagreement with management or our board of directors on any matter relating to our operations, policies, or practices.
Pursuant to the terms of the Pigott Transition Agreement, in connection with Mr. Pigott’s departure, he is entitled to receive the following severance payments and benefits, in addition to certain accrued obligations:
•
An amount equal to $4,125,000, representing 1.5 times the sum of Mr. Pigott’s base salary ($1,100,000) and estimated target annual bonus for 2025 ($1,650,000, at the time the Pigott Transition Agreement was entered into), payable in monthly installments in accordance with our standard payroll practices over a period of 18 months;

•
The earned annual bonus for calendar year 2025, payable at the same time we generally pay annual bonuses to active employees;

•
Continued participation in our medical benefit plans at the premium contribution rate for active employees, for 18 months following termination of employment or, if earlier, until the date on which Mr. Pigott becomes eligible for medical and dental benefits from a subsequent employer; and

•
Accelerated vesting on the termination date with respect to the following time-vested Incentive Units held by Mr. Pigott: (i) 10% of the Incentive Units granted on October 21, 2021 (i.e., 225,889 Incentive Units), (ii) 15% of the Incentive Units granted on April 1, 2023 (i.e., 51,061 Incentive Units), (iii) 5% of the Incentive Units granted on October 1, 2023 (i.e., 24,565 Incentive Units), and (iv) 15% of the Incentive Units granted on March 29, 2024 (i.e., 37,872 Incentive Units).

Our obligation to provide the severance benefits described above are contingent upon Mr. Pigott’s execution and non-revocation of a release of claims in favor of us and our affiliates and continued compliance with restrictive covenants.
The Pigott Transition Agreement reaffirms Mr. Pigott’s obligation to comply with the restrictive covenants set forth in his employment agreement, including confidentiality of information, assignment of intellectual property, non-competition, employee no-hire, employee non-solicitation, client and customer non-solicitation, and mutual non-disparagement covenants. The confidentiality

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Compensation Discussion and Analysis
covenant and the mutual non-disparagement provision have indefinite terms. The non-competition and non-solicitation covenants are effective both during Mr. Pigott’s employment with us and until the 18-month anniversary of his termination.
Severance Plan
In May 2025, we adopted the Severance Plan. The purpose of the Severance Plan is to provide severance benefits to certain eligible employees of Medline and its affiliates who experience a termination of employment under the conditions described in the Severance Plan. Each of our NEOs other than Mr. Pigott participates in the Severance Plan. Participants in the Severance Plan are not entitled to severance benefits under any other agreement, plan, program, or policy of Medline, including for Mr. Boyle, the severance payments and benefits set forth in his employment agreement. We amended and restated Severance Plan in connection with our IPO.
Under the Severance Plan, participants will be eligible to receive severance payments and benefits in connection with a termination without Cause or resignation for Good Reason, each as defined in the Severance Plan (a “Qualifying Separation”).
In connection with a Qualifying Separation prior to a Change in Control (as defined in the Severance Plan), the severance payments and benefits consist of the following:
•
For Mr. Boyle: (i) a lump sum cash payment equal to two (2) times the sum of his then-current base salary plus target annual bonus; (ii) any earned but unpaid prior year bonus, paid when bonuses are paid to executives (a “Prior Year Bonus”); (iii) a pro-rata annual bonus for the year in which the Qualifying Separation occurs, based on actual achievement of applicable performance goals and pro-rated for the period of service during the year in which the Qualifying Separation occurs, paid in a lump sum (a “Pro-Rata Bonus”); (iv) a lump sum cash payment equal to the product of 21 times the monthly employer contribution towards the cost of participation in the Company’s employer-subsidized health plans in which he participates in as of the date of the Qualifying Separation; and (v) outplacement services for up to 12 months (the “Outplacement Benefit”).

•
For each of Messrs. Drazin, Miller, and Golwas: (i) a lump sum cash payment equal to one and one-half (1.5) times the sum of his then-current base salary plus target annual bonus; (ii) the Prior Year Bonus; (iii) the Pro-Rata Bonus; (iv) a lump sum cash payment equal to the product of 18 times the monthly employer contribution towards the cost of participation in the Company’s employer-subsidized health plans in which he participates in as of the date of the Qualifying Separation; and (v) the Outplacement Benefit.

In connection with a Qualifying Separation occurring upon or within 24 months (for Mr. Boyle) or 18 months (for Messrs. Drazin, Miller, and Golwas) following a Change in Control, the severance benefits and payments consist of the following:
•
For Mr. Boyle: (i) a lump sum cash payment equal to three (3) times the sum of his then-current base salary plus target annual bonus; (ii) the Prior Year Bonus; (iii) the Pro-Rata Bonus; (iv) a lump sum cash payment equal to the product of 24 times the monthly employer contribution towards the cost of participation in the Company’s employer-subsidized medical plan in which he participates in as of the date of the Qualifying Separation (the “CIC COBRA Benefit”); and (v) the Outplacement Benefit.

•
For each of Messrs. Drazin, Miller, and Golwas: (i) a lump sum cash payment equal to two (2) times the sum of his then-current base salary plus target annual bonus; (ii) the Prior Year Bonus; (iii) the Pro-Rata Bonus; (iv) the CIC COBRA Benefit; and (v) the Outplacement Benefit.

As a condition to receiving severance benefits under the Severance Plan (other than any accrued obligations), the participant must execute, deliver and not revoke a separation agreement and release of claims in favor of Medline and continue to comply with any applicable restrictive covenant obligations. Payments under the Severance Plan (other than any accrued obligations) are subject to recoupment in accordance with any clawback policy in effect from time to time (including pursuant to the Incentive Compensation Clawback Policy or otherwise) if a participant breaches any restrictive covenant obligations or otherwise fails to comply with the terms of the Severance Plan.
If any payments or benefits under the Severance Plan would be considered “parachute payments” under Section 280G of the Code, and would be subject to the excise tax imposed by Section 4999 of the Code, then such payments will either be (i) reduced so that no portion of the payments are subject to the excise tax or (ii) delivered in full, whichever of the foregoing results in the participant receiving a greater amount on a net after-tax basis, taking into account all federal, state and local taxes and the excise tax imposed by Section 4999 of the Code.
The Severance Plan may be amended, terminated, or discontinued in whole or in part, at any time and from time to time, except that no amendment, termination, or discontinuance (i) may be made without the consent of a participant who has undergone a Qualifying Separation prior thereto, (ii) that has the effect of reducing or diminishing potential benefits available under the Severance Plan that is not consented to by the affecting participant will be effective with respect to such affected participant until the six-month anniversary of the amendment, discontinuance or termination, and (iii) may be made prior to the latest change in control protection period without the consent of adversely affected participants.

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Compensation Discussion and Analysis
Equity Awards
In 2021, in connection with our acquisition by our Sponsors, we adopted the MIP, pursuant to which we granted the NEOs and other employees awards of Class B Units of the Aggregator. In 2024, the Incentive Units granted to our NEOs consisted of time-vested Incentive Units (“Time-Vested Units”) and, for Mr. Miller, performance-based Incentive Units (“Performance-Vested Units”). For each Incentive Unit of the Aggregator issued, Medline Holdings issues a Class B Unit in Medline Holdings to Medline Management Aggregator LLC on a one-for-one basis. The Time-Vested Units vest 20% per year on each of the first five anniversaries of the vesting commencement date, subject to the NEO’s continued employment with us through each applicable vesting date.
Call Rights
Pursuant to each award agreement, the Aggregator has the right to repurchase vested Incentive Units held by each NEO in connection with any termination of employment (or, for Messrs. Boyle and Pigott, in connection with certain termination events) or breach of restrictive covenants applicable to the NEO (the “Call Right”). For Messrs. Boyle and Pigott, the Call Right applies only in connection with a termination by us for cause, due to the executive’s death or disability, the executive’s resignation without good reason, or a restrictive covenant violation by the executive.
Acceleration; Forfeiture
Except for accelerated vesting that may occur in connection with certain termination events for Messrs. Boyle and Pigott, all unvested Incentive Units are forfeited upon a termination of employment. Upon the occurrence of a sale transaction (defined as described below), certain Time-Vested Units held by certain of our NEOs will become fully vested. For a description of the terms of potential acceleration of Incentive Units for certain of our NEOs, see Potential Payments Upon Termination or Change in Control.

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Compensation Discussion and Analysis
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table includes certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2025.
			Stock Awards
Name	Service Inception Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James M. Boyle	10/21/2021	10/21/2021	451,779(1)	12,008,015
	4/1/2022	4/1/2023	204,244(1)	5,467,857
	10/1/2023	10/1/2023	687,827(1)	17,548,737
	10/1/2023	10/1/2023			382,126(3)	9,749,301
	10/1/2023	10/1/2023			382,126(4)	9,749,301
	10/1/2023	10/1/2023			382,126(5)	9,749,301
	3/29/2023	3/29/2024	201,985(1)	4,643,352
	2/13/2024	3/28/2025	183,699(1)	2,629,908
	4/11/2025	3/5/2026(2)	31,739	1,333,038
Michael B. Drazin	10/21/2021	10/21/2021	406,601(1)	10,807,211
	4/1/2022	4/1/2023	164,269(1)	4,397,678
	3/29/2023	3/29/2024	182,222(1)	4,189,029
	2/13/2024	3/28/2025	157,133(1)	2,249,579
	4/11/2025	3/5/2026(2)	25,788	1,083,096
Douglas P. Golwas	10/21/2021	10/21/2021	282,362(1)	7,505,013
	4/1/2022	4/1/2023	127,653(1)	3,417,424
	3/29/2023	3/29/2024	126,240(1)	2,902,081
	2/13/2024	3/28/2025	149,005(1)	2,133,215
	4/11/2025	3/5/2026(2)	25,788	1,083,096
Stephen L. Miller	7/1/2022	7/1/2022	277,106(1)	7,598,440
	4/1/2022	4/1/2023	63,826(1)	1,708,699
	3/29/2023	3/29/2024	170,424(1)	3,917,809
	3/29/2024	3/29/2024	210,401	4,836,824
	3/29/2024	3/29/2024			43,833(3)	1,007,670
	3/29/2024	3/29/2024			43,833(4)	1,007,670
	3/29/2024	3/29/2024			43,833(5)	1,007,670
	2/13/2024	3/28/2025	272,725(1)	3,904,440
	4/11/2025	3/5/2026(2)	25,788	1,083,096

(1)
Reflects Time-Vested Units that vest over 5 years, with 20% vesting on the 12-month anniversary of the vesting commencement date, which is the same as the grant date, and an additional 20% vesting every year thereafter. For Messrs. Boyle and Pigott, a portion of Time-Vested Units will accelerate upon a termination by us without Cause, by the executive for Good Reason, or due to disability. If such termination occurs prior to the first anniversary of the vesting commencement date, 20% of the Time-Vested Units will become vested. If such termination occurs after the first anniversary of the vesting commencement date, the number of Time-Vested Units that will become vested will be calculated

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Compensation Discussion and Analysis
by multiplying (x) 20% of the Time-Vested Units by (y) a fraction, the numerator of which is the number of full and partial three-calendar month periods elapsed from the immediately preceding vesting commencement date and the denominator of which is 4. Awards with a service inception date that precede the grant date represent Management Incentive Plan Awards, which awards are initially expressed as “dollars at work” and converted into a number of Time-Vested Units in the fiscal year following the service inception date based on Company and individual performance against the performance goals specified in the Management Incentive Plan. For additional details, see 2025 Compensation Elements — Long-Term Equity Incentive Compensation — 2025 MIP Awards and footnote 3 to the Summary Compensation Table.
(2)
Reflects 2025 MIP Awards based on actual performance through December 31, 2025. Values are based on $42.00, the closing price of Medline Inc. common stock on December 31, 2025. The earned dollars at work were multiplied by a Black-Scholes factor of 27.2% and converted into a number of RSUs on March 5, 2026 by dividing such amount by the IPO price of Medline Inc. common stock, which was $29.00. For additional details, see 2025 Compensation Elements — Long-Term Equity Incentive Compensation — 2025 MIP Awards and footnote 2 to the Summary Compensation Table.

(3)
Reflects Performance-Vested Units that vest based on achievement of performance metrics tied to multiples of our Sponsors’ invested capital in Holdings (2.25x MOIC). The value of our business had not appreciated to a level that would have created value in the Performance-Vested Units as of the date of the Company’s most recent valuation prior to December 31, 2025. Therefore, we believe the market value of the Performance-Vested Units was zero on that date.

(4)
Reflects Performance-Vested Units that vest based on achievement of performance metrics tied to multiples of our Sponsors’ invested capital in Holdings (2.50x MOIC). The value of our business had not appreciated to a level that would have created value in the Performance-Vested Units as of the date of the Company’s most recent valuation prior to December 31, 2025. Therefore, we believe the market value of the Performance-Vested Units was zero on that date.

(5)
Reflects Performance-Vested Units that vest based on achievement of performance metrics tied to multiples of our Sponsors’ invested capital in Holdings (2.75x MOIC). The value of our business had not appreciated to a level that would have created value in the Performance-Vested Units as of the date of the Company’s most recent valuation prior to December 31, 2025. Therefore, we believe the market value of the Performance-Vested Units was zero on that date.

(6)
Reflects Time-Vested Units that vest over 5 years, with 20% vesting on the 12-month anniversary of the vesting commencement date and an additional 20% vesting every year thereafter.

In accordance with the Pigott Transition Agreement, Mr. Pigott was entitled to accelerated vesting of certain time-vesting Incentive Units upon his retirement on December 31, 2025. All of Mr. Pigott’s remaining unvested time-vested and performance-vested Incentive Units were cancelled and forfeited for no consideration on Mr. Pigott’s termination date. As such, Mr. Pigott held no outstanding equity awards on December 31, 2025. See Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Agreements with Named Executive Officers — Employment Agreement and Transition and Separation Agreement with Mr. Pigott and Potential Payments Upon Termination or Change in Control — Accelerated Vesting of Equity Awards for additional information.

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Compensation Discussion and Analysis
OPTION EXERCISES AND STOCK VESTED
The following table provides information regarding the amounts received by our NEOs upon exercise of options or similar instruments or the vesting of stock or similar instruments during the fiscal year ended December 31, 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
James M. Boyle	799,632	11,777,744
Michael B. Drazin	506,913	7,848,576
James M. Pigott	1,008,005	18,947,619
Douglas P. Golwas	356,473	5,503,398
Stephen L. Miller	255,035	2,876,222

(1)
Reflects time-vested Incentive Units that vested during fiscal year 2025.

(2)
Amounts reported are based upon the appreciation in the value of our business from and after the date of grant through the applicable vesting date based on the most recent valuation prior to the applicable vesting date.

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Compensation Discussion and Analysis
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Severance Benefits Upon Termination
Each of our NEOs other than Mr. Pigott is entitled to severance payments and benefits as set forth in the Severance Plan. The severance payments and benefits payable to Mr. Pigott in connection with his departure are set forth in his transition agreement. These severance payments and benefits are summarized under Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Agreements with NEOs — Employment Agreement and Transition and Separation Agreement with Mr. Pigott and — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Severance Plan.
Accelerated Vesting of Equity Awards
In connection with Mr. Boyle’s termination by us without “cause,” by him for “good reason” or due to disability after October 1, 2023 (a “Qualifying Termination”), provided that Mr. Boyle executes and does not revoke a release of claims, a pro-rata portion of each award of Time-Vested Units granted to him that would vest on the next anniversary of the applicable vesting commencement date occurring after the Qualifying Termination will become vested upon such Qualifying Termination, with the number of Time-Vested Units that vest calculated by multiplying (x) 20% of the Time-Vested Units by (y) a fraction, the numerator of which is the number of full and partial three-calendar month periods elapsed from the immediately preceding anniversary of the applicable vesting commencement date through to the date of the Qualifying Termination, and the denominator of which is 4.
In connection with Mr. Pigott’s retirement on December 31, 2025, a pro-rata portion of each award of time-vested Incentive Units granted to him that would vest on the next anniversary of the applicable vesting commencement date occurring after the termination date became vested. The number of time-vested Incentive Units that vested was calculated by multiplying (x) 20% of the time-vested Incentive Units by (y) a fraction, the numerator of which is the number of full and partial three-calendar month periods elapsed from the immediately preceding anniversary of the applicable vesting commencement date through to the date of Mr. Pigott’s retirement, and the denominator of which is 4. For the time-vested Incentive Units granted to Mr. Pigott in October 2021, in addition to the pro-rata portion of the Time-Based Units that vest, another 5% of the time-vested Incentive Units vested upon his retirement. All of Mr. Pigott’s remaining unvested time-vested and performance-vested Incentive Units were cancelled and forfeited for no consideration on Mr. Pigott’s termination date.
Upon any other termination with respect to Messrs. Boyle and Pigott, all unvested Time-Vested Units and unvested Performance-Vested Units will, in each case, terminate and be forfeited immediately for no consideration. Upon any termination with respect to Messrs. Drazin, Miller, and Golwas, all unvested Time-Vested Units (and, for Mr. Miller, all unvested Performance-Vested Units) will terminate and be forfeited immediately for no consideration.
In the event of a sale transaction (defined as described below), certain outstanding Time-Vested Unit awards held by certain of our NEOs will become fully vested. Specifically, all Time-Vested Units granted to Messrs. Boyle, Drazin, Pigott, and Golwas in October 2021 will become fully vested upon a sale transaction occurring while the NEO is employed. In addition, the Time-Vested Units granted to Messrs. Boyle and Pigott in October 2023 and the Time-Vested Units granted to Mr. Miller in connection with his Key Talent Award will become fully vested upon a sale transaction occurring while the NEO is employed. For purposes of accelerated vesting of certain Time-Vested Units, a sale transaction generally means the occurrence of (i) the sale or disposition of all or substantially all of the assets of Medline Holdings, other than to certain investors and their affiliates, or (ii) any person or group, other than certain investors and their affiliates, being or becoming the beneficial owner, directly or indirectly, of more than 50% of the total voting power of Medline Holdings, whether by merger, consolidation, or otherwise, and certain investors or their affiliates no longer control the general partner of Medline Holdings.
Assuming a termination of employment effective as of December 31, 2025 (i) by us without cause, (ii) by the executive for good reason or (iii) due to the executive’s death or disability, each of the specified NEOs would have received the severance payments and benefits set forth in the table below. In addition, assuming the occurrence of a sale transaction effective on December 31, 2025, each of the specified NEOs would have realized the value in respect of accelerated vesting of certain Time-Vested Units set forth in the table below.

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Compensation Discussion and Analysis
Name	Payment Type	Termination Without Cause or for Good Reason – Non-CIC ($)	Termination Without Cause or for Good Reason – CIC ($)	Termination Due to Death or Disability ($)	Sale Transaction ($)
James M. Boyle	Cash Severance	7,487,500(1)	10,400,000(8)
	Prior Year Bonus	0(2)	0(2)	0(2)
	Health Benefits	52,732(3)	60,266(9)	0
	Outplacement Benefits	8,000(4)	8,000(4)
	Incentive Unit Vesting	7,518,183(5)	7,518,183(5)	7,518,183(5)	29,556,751(6)
	Total	15,066,415	17,986,449	7,518,183	29,556,751
Michael B. Drazin	Cash Severance	3,240,000(1)	4,050,000(8)
	Prior Year Bonus	0(2)	0(2)
	Health Benefits	45,199(3)	60,266(9)
	Outplacement benefits	8,000(4)	8,000(4)
	Incentive Unit Vesting				10,807,211(6)
	Total	3,293,199	4,118,266		10,807,211
James M. Pigott	Cash Severance(7)	5,225,000(7)
	Health Benefits	0(2)
	Outplacement Benefits	45,199(3)
	Incentive Unit Vesting	8,868,337(5)
	Total	14,138,536
Douglas P. Golwas	Cash Severance	3,200,000(1)	4,000,000(8)
	Prior Year Bonus	0(2)	0(2)
	Health Benefits	45,199(3)	60,266(9)
	Outplacement Benefits	8,000(4)	8,000(4)
	Incentive Unit Vesting				7,505,013(6)
	Total	3,253,199	4,068,266		7,505,013
Stephen L. Miller	Cash Severance	3,200,000(1)	4,000,000(8)
	Prior Year Bonus	0(2)	0(2)
	Health Benefits	45,199(3)	60,266(9)
	Outplacement Benefits	8,000(4)	8,000(4)
	Incentive Unit Vesting				4,836,824(6)
	Total	3,253,199	4,068,266		4,836,824

(1)
Amount reported for Mr. Boyle reflects a cash severance payment consisting of the sum of (A) two times the sum of his annual base salary ($1,250,000) and target bonus for 2025 ($1,662,500) and (B) annual bonus earned for 2025, pro-rated for the period of service during 2025, paid in a lump sum. The amounts reported for Messrs. Drazin, Golwas and Miller reflect a cash severance payment consisting of the sum of (A) one and one-half times each individual’s base salary ($810,000, $800,000 and $800,000, respectively) and target bonus for 2025 ($810,000, $800,000 and $800,000, respectively) and (B) annual bonus earned for 2025, pro-rated for the period of service during 2025, paid in a lump sum.

(2)
Amounts reported reflect each Named Executive Officer’s annual bonus earned but unpaid for 2024.

(3)
Reflects the cost of providing the Named Executive Officer with continued medical insurance under COBRA for a period of 21 months (for Mr. Boyle) and 18 months (for Messrs. Drazin, Miller and Golwas) based on monthly COBRA rates in effect as of December 31, 2025.

(4)
Reflects the cost of outplacement services for a period of 12 months.

(5)
For Mr. Boyle, the amounts reported reflect partial accelerated vesting of time-vested Incentive Units in the event of termination by us without cause, by Mr. Boyle for good reason, and due to disability. For Mr. Pigott, the amount reported reflects partial accelerated vesting of the time-vested Incentive Units in accordance with the Pigott Transition Agreement. The amounts reported for the time-vested Incentive Units are based upon the appreciation in the value of our business from and after the date of grant through the date of our most recent valuation prior to December 31, 2025.

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Compensation Discussion and Analysis
(6)
Amounts reported reflect the value of accelerated vesting of time-vested Incentive Units in the event of a sale transaction. The amounts reported for the time-vested Incentive Units are based upon the appreciation in the value of our business from and after the date of grant through the date of our most recent valuation prior to December 31, 2025. For Mr. Boyle, the value of accelerated vesting consists of $12,008,015 for time-vested Incentive Units granted in October 2021 and $17,548,737 for time-vested Incentive Units granted in October 2023. For Messrs. Drazin and Golwas, the value of accelerated vesting relates to time-vested Incentive Units granted in October 2021. For Mr. Miller, the value of accelerated vesting relates to time-vested Incentive Units granted in connection with his Key Talent Award.

(7)
Amount reported reflects the cash severance payable to Mr. Pigott pursuant to the Pigott Transition Agreement, consisting of the sum of (A) one and one-half times the sum of his base salary ($1,100,000) and estimated target annual bonus for 2025 ($1,650,000, at the time the Pigott Transition Agreement was entered into), which is paid over 18 months, and (B) annual bonus earned for 2025 (at target of $1,100,000), which is paid when annual bonuses are generally paid to active employees, in each case subject to Mr. Pigott’s compliance with restrictive covenants.

(8)
Amount reported for Mr. Boyle reflects a cash severance payment consisting of the sum of (A) three times the sum of his annual base salary ($1,250,000) and target bonus for 2025 ($1,662,500) and (B) annual bonus earned for 2025, pro-rated for the period of service during 2025, paid in a lump sum. The amounts reported for Messrs. Drazin, Golwas and Miller reflect a cash severance payment consisting of the sum of (A) two times each individual’s base salary ($810,000, $800,000, and $800,000, respectively) and target bonus for 2025 ($810,000, $800,000, and $800,000, respectively) and (B) annual bonus earned for 2025, pro-rated for the period of service during 2025, paid in a lump sum.

(9)
Amounts reported reflect the cost of providing each Named Executive Officer with continued medical insurance under COBRA for a period of 24 months based on monthly COBRA rates in effect as of December 31, 2025.

PAY VERSUS PERFORMANCE DISCLOSURE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, see Compensation Discussion and Analysis.
PAY VERSUS PERFORMANCE TABLE
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(3)	Average Summary Compensation Table Total for Non-CEO NEOs(2)	Average Compensation Actually Paid to Non-CEO NEOs(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($ in millions)(6)	Plan Adjusted EBITDA ($ in millions)(7)
					Total Shareholder Return	Peer Group Total Shareholder Return(5)
2025	$3,860,972	$61,843,777	$4,615,351	$14,336,193	$102.44	$101.10	$1,157,000	$3,559,000
(1)
The amounts reported in this column reflects the total compensation reported in the Summary Compensation Table for Mr. Boyle, our CEO.

(2)
The amounts reported in this column reflect the average of the total compensation reported in the Summary Compensation Table for the following NEOs (the “Non-CEO NEOs”): Mr. Drazin, Mr. Pigott, Mr. Miller and Mr. Golwas.

(3)
The amounts reported in these columns represent the CAP to the CEO and the average CAP to the Non-CEO NEOs for the corresponding fiscal year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEOs during the applicable year but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. Valuation assumptions and methodology used to calculate fair values did not materially differ from those used to calculate the grant date fair value as reflected in the Summary Compensation Table.

Year	2025	2025
CAP Reconciliation	CEO	Average of Non-CEO NEOs
SCT Total Compensation ($)	3,860,972	4,615,351
Less: value of Stock Awards reported in SCT ($)	(1,177,665)	(717,640)
Plus: Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding ($)	1,333,038	812,322
Plus: Change in Fair Value of Outstanding Unvested Stock Awards from Prior Years ($)	56,109,431	10,348,578
Plus: Fair Value for Awards Granted and Vested in the Covered Year ($)	—	—
Plus: Change in Fair Value (from prior year-end) of Prior Year awards that Vested this year ($)	1,718,001	1,926,796
Less: Fair Value of Stock Awards Forfeited during the Covered Year ($)	—	(2,649,214)
Compensation Actually Paid ($)	61,843,777	14,336,193

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Compensation Discussion and Analysis
(4)
Total shareholder return is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 17, 2025, the date of the IPO.

(5)
The peer group used for this purpose is S&P 500 Health Care Index.

(6)
The amounts reported in this column represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7)
Plan Adjusted EBITDA is a non-GAAP financial measure. Plan Adjusted EBITDA is calculated as set forth in Compensation Discussion and Analysis — 2025 Compensation Framework — Process for Determining 2025 Compensation — Non-GAAP Financial Measures for 2025 Compensation.

LIST OF FINANCIAL PERFORMANCE MEASURES
The following represent the most important metrics we used to determine CAP for 2025, as further detailed in the Compensation Discussion and Analysis of this Proxy Statement:
•
Plan Adjusted EBITDA

•
Net Sales

•
Adjusted Gross Margin less Expense Year over Year Growth (Commercial)

COMPENSATION ACTUALLY PAID
CAP Versus Company Cumulative TSR and Peer Group TSR
We consider the S&P 500 Health Care our peer group under Regulation S-K Item 201(e), as presented in our 2025 Annual Report. Companies included in the S&P 500 Health Care Index change periodically and are presented on the basis of the index as it is comprised on December 31, 2025. The peer group used for this pay versus performance disclosure differ from the peer groups we use for compensation and the TSR performance measure in our PSU awards. For additional information on our compensation and performance peer groups, see under Compensation Discussion and Analysis — Process for Determining 2025 Compensation.
CAP to our CEO and other NEOs is aligned with the Company’s TSR, which was significantly impacted by our IPO on December 17, 2025, the measurement start date. This is due primarily to the Company’s compensation philosophy of meritocracy and the significance of equity-based compensation in our compensation program, which aligns equity to the Company’s financial performance.

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Compensation Discussion and Analysis
CAP Versus Net Income
CAP Versus Plan Adjusted EBITDA
EQUITY COMPENSATION PLAN INFORMATION
The number of shares to be issued upon exercise or vesting of awards issued under, and the number of shares remaining available for future issuance under our equity compensation plans at December 31, 2025 were:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price per share of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)(2)	7,294,237	$29.00	80,000,000
Equity compensation plans not approved by security holders	—	—	—
Total	7,294,237		80,000,000

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Compensation Discussion and Analysis
(1)
These plans consist of: (a) the Omnibus Plan; and (b) the Medline Inc. 2025 Employee Stock Purchase Plan (the “ESPP”). The total in column (a) includes outstanding RSUs and options under the Omnibus Plan as of December 31, 2025. No shares have been issued under the ESPP. The weighted average exercise price in column (b) applies only to stock options, as there is no exercise price for RSUs. As of December 31, 2025, 60,000,000 shares were available for future issuance under the Omnibus Plan and 20,000,000 shares were available for future issuance under the ESPP.

(2)
Both the Omnibus Plan and the ESPP provide for annual evergreen increases to the number of shares subject to each plan. Beginning January 1, 2026, the Omnibus Plan absolute share limit will increase in an amount equal to the least of (a) 54,000,000 shares of common stock, (b) 4% of the total number of shares of common stock outstanding on the last day of the immediately preceding fiscal year, and (c) a lower number of shares of common stock as determined by the Board. Such increase will occur for the subsequent nine anniversaries of the initial January 1, 2026 increase.

Beginning January 1, 2026, the ESPP share reserve will increase in an amount equal to the least of (a) 14,000,000 shares of common stock, (b) 1% of the total number of shares of common stock outstanding on the last day of the immediately preceding fiscal year, and (c) a lower number of shares of common stock as determined by the Board. Such increase will occur for the subsequent nine anniversaries of the initial January 1, 2026 increase.

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Audit Matters
Audit Matters
PROPOSAL 4	RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
Ratify the selection of Ernst & Young LLP (“EY”) as our independent auditor for the fiscal year ending on December 31, 2026.

THE BOARD AND AUDIT COMMITTEE RECOMMEND A VOTE FOR PROPOSAL 4.
The Audit Committee and the Board are requesting, as a matter of good corporate governance, that stockholders ratify the selection of EY as our independent auditor for the fiscal year ending December 31, 2026. EY has served as our independent auditor since 2022.
The Audit Committee and the Board believe that the continued retention of EY as Medline’s independent auditor is in the best interests of the Company and our stockholders. In making this recommendation, the Audit Committee and Board considered, among other things, EY’s qualifications and performance, its independence, and its familiarity with the Company’s business, accounting policies and practices. The Audit Committee also considered its ongoing oversight of EY’s work, including its review of the scope and results of the audit and related communications from EY.
The Audit Committee has the sole authority to appoint the Company’s independent auditor and is not required to take any action as a result of the outcome of the advisory vote on this proposal. However, if our stockholders do not ratify EY’s appointment, the Audit Committee may investigate the reasons for the stockholder vote and consider whether to retain EY or appoint a different independent auditor. Even if the selection is ratified, the Audit Committee may change the independent auditor at any time if it determines that doing so would be in the best interests of Medline and our stockholders.
Representatives of EY are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.
Selection of Independent Auditor
Pursuant to its charter, the Audit Committee is responsible for the appointment, compensation, retention, oversight, and, when appropriate, termination of our independent auditor. The Audit Committee also has the authority to approve the audit engagement fees to be paid to the independent auditor. Consistent with these responsibilities, the Audit Committee selected EY, a registered public accounting firm, as our independent auditor for fiscal year 2026.
Independent Auditor’s Fees and Services
The following table presents the aggregate fees for professional services rendered by our independent auditor, EY, for fiscal years 2025 and 2024. All fees include out-of-pocket expenses.
	Fiscal Year Ended December 31,
	2025	2024
EY Fees	($ millions)
Audit fees(1)	$10.1	$5.7
Audit-related fees(2)	0.3	2.8
Tax fees(3)	0.1	—
All other fees(4)	—	—
TOTAL	$10.5	$8.5

(1)
Audit fees include professional services rendered for the audit of our annual consolidated financial statements, the review of our consolidated financial statements included in our quarterly reports, statutory audits required internationally, the review of documents filed with the SEC, comfort letters, consents, and certain accounting consultations in connection with the audits.

(2)
Audit-related fees include professional services in connection with accounting consultations in connection with proposed or pending transactions, due diligence in connection with acquisitions, and other audit or agreed upon procedures required by statute or regulation not classified as audit fees.

(3)
Tax fees include professional services in connection with tax compliance and tax advisory services.

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Audit Matters
(4)
All other fees consist principally of data mining services in 2024 and subscription fees for EY’s internal technical accounting and financial reporting content.

Pre-Approval Policy
The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent auditor, which may include audit services, audit-related services, tax services, and other permissible non-audit services. Pre-approvals specify the particular service or an approved category of services and the related fee arrangements or parameters.
If circumstances arise during the year that require additional services beyond the scope of an existing pre-approval, the Audit Committee approves the additional services before the independent auditor is engaged. The Audit Committee may delegate pre-approval authority to its Chair as permitted under its charter, and any such pre-approval decisions are reported to the Audit Committee at its next regular meeting. The Audit Committee’s policy also requires management to provide periodic updates to the Audit Committee regarding actual fees incurred by the independent auditor under the pre-approval categories to support the Committee’s ongoing oversight. The Audit Committee reviews this policy annually.
During our 2025 fiscal year, the Audit Committee pre-approved all audit and non-audit services provided by the independent auditor.

MEDLINE	| 73 |	2026 Proxy Statement

Audit Matters
Audit Committee Report for the Fiscal Year Ended December 31, 2025
To our Stockholders:
The Audit Committee of Medline’s Board of Directors (the “Board”) assists the Board in its oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. Management has primary responsibility for the preparation of Medline’s financial statements and the Company’s financial reporting and disclosure controls and procedures. In addition, the Audit Committee assists the Board in overseeing and monitoring, among other matters:
•
The integrity of Medline’s financial statements and Medline’s accounting and financial reporting processes and the quality of internal and external audit processes;

•
Medline’s internal control over financial reporting, including oversight of management’s processes and controls designed to support the integrity of Medline’s financial reporting;

•
The appointment, compensation, retention, oversight, qualifications, independence, and performance of the Company’s independent auditor;

•
Medline’s compliance with applicable legal and regulatory requirements;

•
The performance of Medline’s internal audit function;

•
Medline’s related person transactions, including the related party transactions review, approval, and ratification process; and

•
Medline’s financial matters, strategy, and risk, and related guidelines and policies with respect to risk assessment and risk management, including coordination with the Risk and Compliance Committee of the Board.

Prior to Medline’s filing of its Annual Report on Form 10-K for the year ended December 31, 2025, with the SEC, the Audit Committee also:
•
Reviewed and discussed the audited financial statements for the year ended December 31, 2025, with management and Ernst & Young LLP (“EY”);

•
Discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•
Discussed with EY its evaluation of the accounting principles, practices, and judgments applied by management;

•
Discussed all other items EY is required to communicate to the Audit Committee in accordance with applicable requirements of the PCAOB regarding EY communications with the Audit Committee concerning independence;

•
Received from EY the written disclosures and the letter required by the PCAOB describing any relationships with Medline that may bear on EY’s independence; and

•
Discussed with EY its independence from Medline, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent auditor from performing specified services that could impair their independence and (ii) Medline’s and the Audit Committee’s policies.

Based upon the reports and discussions described in this report and without other independent verification, and subject to the limitations of the role and responsibilities of the Audit Committee outlined in this report and in its written charter, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Medline’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 25, 2026.
Audit Committee

Thomas W. Sweet Chair	Todd M. Bluedorn	Richard A. Galanti

MEDLINE	| 74 |	2026 Proxy Statement

OTHER INFORMATION
OTHER INFORMATION
INFORMATION regarding the ANNUAL MEETING
1
WHEN AND WHERE IS THE ANNUAL MEETING?

WHEN	WHERE	ONLINE ACCESS
Thursday, June 11, 2026 10 a.m. Central Time	Live via webcast at www.virtualshareholdermeeting.com/MDLN2026	Online access will open 15 minutes prior to the start of the Annual Meeting
To attend, vote electronically, and submit questions during the meeting, visit the website referenced above and enter the control number included on your Notice, proxy card, or the instructions that accompany your proxy materials. To locate your control number:
Registered Holders	the control number included on your Notice or proxy card
Beneficial Holders whose Notice or voting instruction form indicates that you may vote those shares at www.proxyvote.com	the control number included on your Notice or instruction form
Other Beneficial Holders	contact your bank, broker, or other nominee (ideally no less than five days before the Annual Meeting) to obtain a legal proxy

2
IS THE ANNUAL MEETING VIRTUAL-Only AND WILL I Have THE Same PARTICIPATION RIGHTS AS AN IN-Person MEETING?

Yes. The Annual Meeting will be held exclusively online via live webcast. The Board established April 13, 2026, as the record date for the Annual Meeting (the “Record Date”). Stockholders holding shares of our common stock at the close of business on the Record Date are entitled to:
•
receive Notice

•
attend the Annual Meeting

•
vote on all matters that properly come before the Annual Meeting

•
submit questions during the meeting by logging in with a valid control number (or, if you hold shares through a broker or other nominee and your materials require it, a legal proxy)

Guests may listen to the webcast but will not be able to vote or submit questions. Online access will open 15 minutes before the meeting begins.
Each share of Class A common stock and Class B common stock is entitled to one vote on each matter properly presented at the Annual Meeting. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this proxy statement. As of the close of business on the Record Date, there were 845,611,435 shares of our Class A common stock outstanding and entitled to vote and 468,081,977 shares of our Class B common stock outstanding and entitled to vote.
3
WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, AND HOW DOES THE BOARD RECOMMEND I VOTE?

Stockholders will vote on the proposals listed below. The Board recommends that you vote as indicated.
Proposal		Board Recommendation	More Information
1	Election of Directors	FOR all nominees	Page 8
2	Advisory Vote to Approve Our Executive Compensation	FOR	Page 45
3	Advisory Vote on the Frequency of Votes on Our Executive Compensation	ONE YEAR	Page 45
4	Ratification of the Selection of Ernst & Young LLP as Our Independent Auditor for Fiscal Year 2026	FOR	Page 72

MEDLINE	| 75 |	2026 Proxy Statement

OTHER INFORMATION
4
HOW DO I VOTE MY SHARES?

Your vote is important. You may vote by Internet, telephone, mail (if you requested paper materials), or during the live webcast. Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote as soon as possible using one of these methods. Use the instructions on your Notice, proxy card, or voting instruction form (if you hold shares through a broker or bank). For additional information on the difference between registered holders and beneficial holders, see Question 6.

	Internet	Telephone	Mail	During the Virtual Meeting
	11:59 p.m. Eastern Time on June 10, 2026	11:59 p.m. Eastern Time on June 10, 2026	Before the Annual Meeting on Thursday, June 11, 2026	Before the polls close at the Annual Meeting on Thursday, June 11, 2026
Registered Holders	www.proxyvote.com	Within the United States and Canada, 1-800-690-6903 (toll-free)	Return a properly executed proxy card received before the Annual Meeting on Thursday, June 11, 2026	Attend the Annual Meeting at www.virtualshareholdermeeting.com/MDLN2026 as provided in Question 16, and follow the instructions provided during the Annual Meeting
Beneficial Holders (holders in street name)*	www.proxyvote.com	Within the United States and Canada, 1-800-454-8683 (toll-free)	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, or other nominee makes available, so that it is received before the Annual Meeting on Thursday, June 11, 2026.	Attend the Annual Meeting at www.virtualshareholdermeeting.com/MDLN2026 as provided in Question 16, and follow the instructions provided during the Annual Meeting

*
The availability of Internet and telephone voting may depend on the voting procedures of the organization that holds your shares.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
5
WHY am I RECEIVING THESE PROXY MATERIALS?

You are receiving these proxy materials because you held shares of Medline Class A or Class B common stock as of the Record Date and are entitled to vote at the Annual Meeting. The Board is soliciting your proxy to vote your shares on the proposals described in this Proxy Statement. The proxy materials include this Proxy Statement, our 2025 Annual Report, and a voting ballot (in the form of a proxy card, voting instruction form, or a Notice with instructions and a unique control number that allows you to access the materials and vote by Internet). Together, these materials provide important information about Medline, the Annual Meeting, the matters to be voted on, and how to vote your shares.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026	The Proxy Statement and 2025 Annual Report are available at www.proxyvote.com

MEDLINE	| 76 |	2026 Proxy Statement

OTHER INFORMATION
6
WHAT IS THE DIFFERENCE between REGISTERED HOLDERS AND BENEFICIAL HOLDERS?

	How You Hold Your Shares	How You Receive the Proxy Materials	How Your Vote Works
Registered Holders (“stockholders of record”)	Shares held directly in their own name with our transfer agent, Equiniti Trust Company, LLC.	From the Company or Broadridge Financial Solutions, Inc.	Instructs the proxies how to vote your shares (by Internet, telephone, mail, or during the Annual Meeting).
Beneficial Holders (“street name” holders)	Shares held indirectly through an account with an institutional or nominee holder of our stock, such as a broker or bank who is the record holder of the stock.	From your broker, bank, or other nominee.	Instructs your nominee how to vote your shares, and that nominee in turn, instructs the proxies how to vote your shares.

7
HOW IS MEDLINE DISTRIBUTING PROXY MATERIALS?

We are furnishing proxy materials to our stockholders primarily via “Notice and Access” delivery. On or about April 23, 2026, we mailed to our stockholders entitled to vote at the Annual Meeting (other than those who previously requested email or paper delivery) a Notice containing instructions on how to access the proxy materials via the Internet and how to vote.
If you receive a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice instructs you on how to access the proxy materials and vote via a secure website. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail on a one-time or ongoing basis, free of charge, you may follow the instructions in the Notice for making this request. On or about April 23, 2026, we also emailed and mailed printed copies of our proxy materials to those of our stockholders who previously requested email and paper delivery, respectively.
8
WHAT IS THE QUORUM REQUIREMENT?

A quorum is present if a majority of the outstanding shares of our Class A common stock and Class B common stock entitled to vote as of the Record Date are represented at the Annual Meeting, either in person or by proxy.
Shares of Class A common stock and Class B common stock represented at the Annual Meeting in person or by proxy, including abstentions and broker non-votes, are counted for purposes of determining whether a quorum is present. As of the close of business on the Record Date, there were 845,611,435 shares of our common stock and 468,081,977 shares of our Class B common stock outstanding and entitled to vote.
9
WHAT VOTE IS NEEDED TO APPROVE each OF THE PROPOSALS?

Proposal		Vote Requirement (of votes cast)	Abstentions/ Withhold	Broker Non-Votes+
1	Election of Directors	Plurality♦	No effect	No effect
2	Advisory Vote to Approve Our Executive Compensation	Majority*	No effect	No effect
3	Advisory Vote on the Frequency of Votes on Our Executive Compensation	Majority*#	No effect	No effect
4	Ratification of the Selection of Ernst & Young LLP as Our Independent Auditor for Fiscal Year 2026	Majority*	No effect	No effect

+
Broker Non-Votes (if any). As described in Question 6, if you are a beneficial holder (hold your shares in street name through a broker, bank, or other nominee), your vote instructs your broker, bank, or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank, or other nominee, your nominee will have discretion to vote your shares on routine matters; however, your shares will not be voted on the other (non-routine) matters on the Annual Meeting agenda. Shares that are not voted on a non-routine proposal are treated as broker non-votes. Broker non-votes are counted for purposes of establishing a quorum at the Annual Meeting, but are not counted as votes cast on non-routine proposals. Proposal 4. Ratification of the Selection of Ernst & Young LLP as Our Independent Auditor for Fiscal Year 2026 is expected to be the only item on the agenda for the Annual Meeting that is considered routine. Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, bank, or other nominee on how to vote your shares on all proposals to ensure that your vote is counted.

♦
Director Elections. For this Proposal 1, our Bylaws provide that elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Because directors are elected by a plurality vote, shares as to which a stockholder withholds authority to vote and broker non-votes will have no effect on the election of directors.

MEDLINE	| 77 |	2026 Proxy Statement

OTHER INFORMATION
*
Majority of votes cast by stockholders entitled to vote thereon who are present in person via the webcast or represented by proxy at the Annual Meeting.

#
Advisory Vote on the Frequency of Votes on Our Executive Compensation. For this Proposal 3, stockholders may select a frequency of one year, two years, or three years (or abstain). If no frequency receives a majority of the votes cast, the frequency receiving a plurality of the votes cast will be considered the stockholders’ advisory preference. Abstentions and broker non-votes are not considered as votes cast and will have no effect on the matter.

If any director nominee becomes unable or unwilling to serve as a director between the date of this Proxy Statement and the Annual Meeting, which we do not anticipate, the Board may designate a new nominee, and the persons named as proxy holders may vote for the substitute nominee. Alternatively, the Board may reduce the size of the Board.
10
MAY I CHANGE OR REVOKE MY VOTE?

Registered Holders	You may change your vote at any time before the polls close at the Annual Meeting. Any subsequent vote you cast will replace your earlier vote. This applies whether you vote by Internet, telephone, mailing a proxy card, or voting electronically during the Annual Meeting.	Alternatively, you may revoke your proxy by submitting a written revocation to: Medline Inc. Attention: Corporate Secretary 3 Lakes Drive Northfield, Illinois 60093
Beneficial Holders (holders in street name)	You must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.

11
WHO BEARS THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

Medline bears the cost of soliciting your vote for the Annual Meeting. This solicitation is made by the Board on behalf of Medline. In addition to sending proxy materials by mail and providing electronic access, our directors, officers, or employees may solicit proxies or votes in person, by telephone, or by electronic communication. They will not receive any additional compensation for these solicitation activities. We have hired Sodali & Co, 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, to distribute and solicit proxies. We will pay Sodali & Co a fee of $7,500, plus reasonable expenses, for these services. We may also reimburse brokers, banks, and other nominees for their reasonable out-of-pocket expenses incurred in helping solicit proxies for the Annual Meeting from their customers (i.e., beneficial holders).
12
WHAT IS “HOUSEHOLDING”?

“Householding” is a SEC-approved delivery method that allows a broker, bank, or other nominee to send a single copy of the Notice or, if you requested paper delivery, a single set of proxy materials to multiple stockholders who share the same address. Householding reduces printing and mailing costs and helps reduce paper use.
Unless you advised otherwise, if you are a beneficial holder and you share your mailing address with other beneficial holders of our Class A or Class B common stock in the same account or at the same broker, bank, or nominee, you may receive only one Notice or one set of proxy materials. Each stockholder who participates in householding will continue to receive their own control number and voting instructions for voting electronically.
If you wish to receive a separate copy of the Notice or proxy materials, now or in the future, you should submit a request as follows and the materials will be delivered promptly:
Broadridge Financial Solutions, Inc. Householding Department 51 Mercedes Way Edgewood, New York 11717	1-866-540-7095
Beneficial holders sharing an address who are receiving multiple copies of the proxy materials and would prefer householding to receive a single copy of these materials in the future should contact their broker, bank, or other nominee to make this request.
13
ARE my VOTES CONFIDENTIAL?

Yes. We maintain the confidentiality of stockholder votes. Vote totals are provided to the Company in aggregate, and individual voting instructions are not disclosed to our directors, officers, or employees, except as necessary:
•
to comply with applicable legal requirements or to assert or defend claims for or against us;

•
in connection with a contested proxy solicitation;

•
if you provide comments with your proxy or otherwise communicate your vote to us outside the normal voting procedures; or

•
to allow the inspector of elections to certify the voting results.

MEDLINE	| 78 |	2026 Proxy Statement

OTHER INFORMATION
14
WHO COUNTS THE VOTES?

Broadridge Financial Solutions, Inc. will receive and tabulate votes submitted by proxy and during the Annual Meeting, a representative of Broadridge Financial Solutions, Inc. will act as the inspector of elections and certify the final voting results.
15
HOW DO I FIND OUT THE VOTING RESULTS?

We will report the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before June 17, 2026. The Form 8-K will be available on our website at ir.medline.com/financial-information/sec-filings and on the SEC’s website at www.sec.gov.
16
HOW CAN I ATTEND THE ANNUAL MEETING?

The Annual Meeting will be held online via live webcast at www.virtualshareholdermeeting.com/MDLN2026. Online access will open 15 minutes before the meeting begins.
To Attend and Participate in the Annual Meeting
•
Visit the meeting login page at www.virtualshareholdermeeting.com/MDLN2026.

•
Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee as described below.

Registered Holders: Use the control number on the Notice or proxy card.
Beneficial Holders (hold your shares in street name):
•
If your Notice or voting instruction form indicates that you may vote your shares at www.proxyvote.com, you will use the control number indicated on your Notice or instruction form.

•
Otherwise, you should contact your bank, broker, or other nominee (ideally, no less than five days before the Annual Meeting) to obtain a legal proxy.

If you have any questions about your control number or how to obtain one, please contact your bank, broker, or other nominee.
You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

To Listen to the Annual Meeting (without a valid control number or legal proxy)	• Visit www.virtualshareholdermeeting.com/MDLN2026 and register as a guest. Guests may listen to the webcast but will not be able to vote or ask questions during the Annual Meeting.
For Help with Difficulties Accessing the Annual Meeting
•
If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the Annual Meeting.

17
HOW CAN I SUBMIT QUESTIONS?

During the Annual Meeting
•
Visit www.virtualshareholdermeeting.com/MDLN2026.

•
Enter the control number included on your Notice, proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee (as described in Question 16).

•
Type your question into the “Ask a Question” field and click “Submit.”

Only stockholders with a valid control number (or legal proxy, if required) may submit questions. We will try to answer as many stockholder questions as time permits and may group substantially similar questions together. We may also exclude questions that contain profanity or inappropriate content, or that are not relevant to Annual Meeting matters or Company business.

MEDLINE	| 79 |	2026 Proxy Statement

OTHER INFORMATION
STOCKHOLDER PROPOSALS
Stockholder Proposals	Description	Deadline Date and time by which Medline must receive written notice of the nomination or proposal	Additional Requirements
To include a proposal in our 2027 Proxy Statement	Under SEC Rule 14a-8, a stockholder may submit a proposal for possible inclusion in the proxy statement for our 2027 Annual Meeting of Stockholders by delivering written notice to Medline at the address below	By the close of business on December 24, 2026	The information required by Rule 14a-8
To nominate a candidate for election as a director or submit a proposal for consideration at our 2027 Annual Meeting of Stockholders	Under our Bylaws, a stockholder may nominate a candidate for election as a director or propose business for consideration at our 2027 Annual Meeting of Stockholders by delivering written notice to Medline at the address below	Between the close of business on February 11, 2027 and the close of business on March 13, 2027. We generally must receive written notice no later than 90 days, and no earlier than 120 days, before the first anniversary of the preceding year’s annual meeting. If we change the date of an annual meeting by more than 30 days before or more than 70 days after the date of the previous year’s annual meeting, then we must receive this written notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.	The information required by our Bylaws, Article II, Section 2.03(A)(2) and Rule 14a-19 (for nominees to be included on our proxy card)
MAIL TO:
Medline Inc.
Attention: Corporate Secretary
3 Lakes Drive
Northfield, Illinois 60093
OTHER MATTERS
We are not aware of any other matters to be presented for action at the Annual Meeting other than those disclosed in this Proxy Statement. If any other matter is properly brought before the Annual Meeting, holders of the proxies named on the Company’s proxy card will have authority to vote your shares on such matter in their discretion.
In addition, the Chair of the Annual Meeting may determine that a proposal or director nomination was not properly submitted under applicable law, our governing documents, or the procedures described in this Proxy Statement, and may declare such matter out of order and not presented for consideration at the Annual Meeting.

MEDLINE	| 80 |	2026 Proxy Statement

APPENDIX A
APPENDIX A
Non-GAAP FINANCIAL MEASURES
We report our financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In addition, management believes that certain financial measures that are not presented in accordance with GAAP provide management and investors with useful supplemental information that provides a meaningful view of our financial condition and results of operations across periods by removing the impact of items that management believes do not directly reflect our ongoing operating performance.
The non-GAAP financial measures provided in this Proxy Statement should be viewed in addition to, and not as an alternative for, results prepared in accordance with GAAP. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures.
The following information for Adjusted EBITDA, Free Cash Flow, and Organic Sales is provided to reconcile such non-GAAP financial measures, which are disclosed in this Proxy Statement, to their most comparable GAAP measures. Management uses these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect our ongoing operating performance. We believe:
•
Adjusted EBITDA and Organic Sales provide important comparability of ongoing operating performance, allowing investors and management to assess our operating performance on a consistent basis; and

•
Free Cash Flow provides a measure of our core operating performance, the cash-generating capabilities of our business operations, and is a factor used in determining the amount of cash available for debt repayments, acquisitions, and other corporate purposes.

Management believes that presenting our non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that we do not consider indicative of our ongoing operating performance, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.
ADJUSTED EBITDA
Adjusted EBITDA is defined as net income (loss) adjusted for (i) interest expense, net, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) inventory-related adjustments, (v) stock-based compensation, (vi) litigation (gains) charges, net, (vii) transaction-related costs, and (viii) other non-core (gains) charges.

MEDLINE	| A-1 |	2026 Proxy Statement

APPENDIX A
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(unaudited)
($ millions, except percentages)	Three months ended				Year ended
	December 31, 2025	December 31, 2024	$ Change	% Change	December 31, 2025	December 31, 2024	$ Change	% Change
Net income	$180	$289	$(109)	(37.7)%	$1,157	$1,200	$(43)	(3.6)%
Interest expense, net	166	209	(43)	(20.6)%	812	864	(52)	(6.0)%
Provision for income taxes	26	16	10	62.5%	91	46	45	97.8%
Depreciation and amortization	261	254	7	2.8%	1,011	977	34	3.5%
Inventory-related adjustments(1)	45	11	34	NM(5)	83	78	5	6.4%
Stock-based compensation expense	27	11	16	NM(5)	79	61	18	29.5%
Litigation charges (gains), net(2)	14	—	14	NM(5)	(33)	2	(35)	NM(5)
Transaction-related costs(3)	23	9	14	NM(5)	58	18	40	NM(5)
Other non-core charges(4)	63	11	52	NM(5)	209	115	94	81.7%
Adjusted EBITDA	$805	$810	$(5)	(0.6)%	$3,467	$3,361	$106	3.2%
Net income margin	2.3%	4.3%			4.1%	4.7%
Adjusted EBITDA Margin	10.3%	11.9%			12.2%	13.2%

(1)
Includes inventory adjustment associated with non-cash last-in, first-out (“LIFO”) reserves. Inventory adjustments were $45 million, $(1) million, $83 million, and $53 million for the three months and the year ended December 31, 2025 and 2024, respectively. The three months and year ended December 31, 2024 also include $12 million and $25 million of amortization of the inventory step-up resulting from acquisitions.

(2)
For the year ended December 31, 2025, represents a settlement adjustment of $(8) million related to the ethylene oxide (“EtO”) litigation, $(43) million related to settlement of an intellectual property dispute, and other legal settlements. For the year ended December 31, 2024, represents $2 million related to one-time legal costs. The three months ended December 31, 2025 includes $14 million related to other legal settlements.

(3)
For the three months and year ended December 31, 2025 and 2024, respectively, includes $5 million, $10 million, $28 million, and $22 million of acquisition and integration-related costs and adjustments; and $18 million, $5 million, $30 million and $9 million of expenses related to our IPO, consisting of legal, accounting, and advisory fees, as well as one-time employee bonuses, including those with an ongoing service requirement. The three months and year ended December 31, 2024 also includes $(6) million and $(13) million of one-time gain related to acquisition of equity investment, respectively.

(4)
For the three months and year ended December 31, 2025 and 2024, respectively, includes $(4) million, $(32) million, $87 million, and $(6) million of realized and unrealized foreign exchange and investment losses (gains); $58 million, $13 million, $64 million, and $56 million of loss on debt extinguishment and other refinancing costs and fees; $(1) million, $22 million, $31 million, and $38 million credit loss expense (recovery) related to certain customer receivables; and $5 million, $3 million, $20 million, and $23 million of other project costs.

(5)
Not meaningful.

MEDLINE	| A-2 |	2026 Proxy Statement

APPENDIX A
Free Cash Flow
Free Cash Flow is defined as net cash provided by/(used for) operating activities less net capital expenditures. The use of this non-GAAP measure does not imply or represent the residual cash flow for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service, that are not deducted from the measure.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
(unaudited)
($ millions)	Year ended
	December 31, 2025	December 31, 2024	$ Change	% Change
Net cash provided by operating activities	$1,744	$1,769	$(25)	(1.4)%
Net capital expenditures	(447)	(354)	(93)	26.3%
Free Cash Flow	$1,297	$1,415	$(118)	(8.3)%

MEDLINE	| A-3 |	2026 Proxy Statement

APPENDIX A
ORGANIC SALES
Organic Sales is defined as net sales excluding, when they occur, the impact of acquisitions, divestitures, and changes in foreign exchange rates from net sales changes. These amounts are calculated by translating current period GAAP results at the prior period foreign currency exchange rates and comparing these amounts to the current period GAAP results at the current period foreign currency exchange rates.
RECONCILIATION OF NET SALES TO ORGANIC SALES
(unaudited)
	Three months ended		Year ended
($ millions, except percentages)	Amount	Percentage	Amount	Percentage
Net sales for period ended December 31, 2025	$7,787		$28,432
Net sales for period ended December 31, 2024	6,784		25,507
Net sales growth	1,003	14.8%	2,925	11.5%
Impact of acquisitions	10	0.1%	237	0.9%
Impact from changes in foreign exchange rates	17	0.3%	12	0.1%
Organic Sales	$976	14.4%	$2,676	10.5%

MEDLINE	| A-4 |	2026 Proxy Statement

Appendix B
Appendix B
GLOSSARY OF TERMS AND ACRONYMS
As used in this Proxy Statement, unless otherwise defined in this Proxy Statement or the context requires otherwise:
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“Class A Units” refers to the interests in Medline Holdings called “Class A Units” that were outstanding prior to the reclassification of the partnership interests of Medline Holdings (the “Reclassification”). In connection with the Reclassification, (i) Class A Units held by Continuing Common Unitholders were converted into Common Units and (ii) Class A Units held by Exchanging Class A Unitholders were directly or indirectly exchanged for shares of Class A common stock.

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“Class B Units” refers to the interests in Medline Holdings called “Class B Units” that were outstanding prior to the Reclassification, and does not include CUPI Units (as defined in Appendix B). In connection with the Reclassification, (i) Class B Units held by Continuing Incentive Unitholders were converted into Incentive Units and (ii) Class B Units held by Exchanging Class B Unitholders were directly or indirectly exchanged for shares of Class A common stock (in the case of vested Class B Units) and/or restricted shares of Class A common stock (in the case of unvested Class B Units).

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“Common Units” refers to the new class of units of Medline Holdings created by the Reclassification.

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“Continuing Common Unitholders” refers to certain pre-IPO holders of Class A Units and/or CUPI Units who hold Common Units following the Reclassification.

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“Continuing Incentive Unitholders” refers to certain pre-IPO holders of Class B Units who hold Incentive Units following the Reclassification.

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“CUPI Units” refers to the interests in Medline Holdings that are designated as “Catch-Up Class B Units” and were outstanding prior to the Reclassification. In connection with the Reclassification, (i) CUPI Units held by Continuing Common Unitholders were converted into Common Units and (ii) CUPI Units held by Exchanging CUPI Unitholders were directly or indirectly exchanged for shares of Class A common stock.

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“Exchanging Class A Unitholder” refers to pre-IPO holders of Class A Units whose Class A Units were directly or indirectly exchanged for shares of Class A common stock following the Reclassification.

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“Exchanging Class B Unitholder” refers to pre-IPO holders of Class B Units whose Class B Units were directly or indirectly exchanged for shares of Class A common stock (in the case of vested Class B Units) and/or restricted shares of Class A common stock (in the case of unvested Class B Units) following the Reclassification.

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“Exchanging CUPI Unitholder” refers to pre-IPO holders of CUPI Units whose CUPI Units were directly or indirectly exchanged for shares of Class A common stock following the Reclassification.

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“existing owners” or “pre-IPO owners” refer to our Principal Stockholders, our Other Pre-IPO Investors and management and other equity holders who were the owners of Medline Holdings immediately prior to the Reorganization Transactions.

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“Incentive Units” refers to the new class of units of Medline Holdings created by the reclassification of the Class B Units in the Reclassification. The Incentive Units are “profit interests” having economic characteristics similar to stock appreciation rights and having the right to share in any equity value of Medline Holdings above specified participation thresholds. Vested Incentive Units may be converted to Common Units and be subsequently exchanged for shares of Class A common stock.

MEDLINE	| B-1 |	2026 Proxy Statement

Medline | ir.medline.com

© 2026 Medline. All rights reserved. Medline is a registered trademark of Medline Industries, LP. All product names, regardless of whether or not they appear with a trademark symbol, are the property of their respective companies unless otherwise noted.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV91149-P50675! ! !01) Charles N. Mills02) Joseph P. Baratta03) Jacob D. Best04) Todd M. Bluedorn05) James M. Boyle06) Richard A. Galanti07) Patrick J. Healy08) Andrew J. Mills09) Robert R. Schmidt10) Anushka M. Sunder11) Thomas W. Sweet12) Stephen H. WiseFor All Withhold AllFor All ExceptFor Against AbstainFor Against Abstain! ! !! ! !MEDLINE INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.MEDLINE INC.3 LAKES DRIVENORTHFIELD, ILLINOIS 60093 Nominees:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.The proxies are authorized to vote, in their discretion, on any other matters that may come before the Annual Meeting or any adjournment or postponement thereof.Support our sustainability efforts by signing up for electronic delivery of future proxy materials at www.proxyvote.com.1. Election of Directors2. Advisory Vote to Approve Our Executive Compensation.The Board of Directors recommends you vote FOR All of the following director nominees:The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal:3. Advisory Vote on the Frequency of Votes on Our Executive Compensation.4. Ratification of the Selection of Ernst & Young LLP as Our Independent Auditor for Fiscal Year 2026.The Board of Directors recommends you vote 1 YEAR on the following proposal:! ! ! !1 Year 2 Years 3 Years AbstainVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MDLN2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TO VIEW MATERIALS & VOTE w

V91150-P50675 MEDLINE INC. ANNUAL MEETING OF STOCKHOLDERSThursday, June 11, 202610:00 a.m. Central Time www.virtualshareholdermeeting.com/MDLN2026 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofStockholders to be Held on June 11, 2026: The Notice of Annual Meeting, 2026 Proxy Statement, and 2025 Annual Report are available at www.ProxyVote.com.MEDLINE INC.ANNUAL MEETING OF STOCKHOLDERSJUNE 11, 2026 10:00 AM CENTRAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThis proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on June 11, 2026 (the “Annual Meeting”). The shares of Class A Common Stock and Class B Common Stock held in your account will be voted as you specify on the reverse side.This proxy, when properly signed, will be voted in the manner specified in this proxy card. However, if this proxy is signed but no choice is specified, this proxy will be voted FOR all of the director nominees listed in Proposal 1, FOR Proposal 2, FOR 1 YEAR on Proposal 3, and FOR Proposal 4.By signing this proxy, you revoke all prior proxies and appoint Nicole Fritz and Alex Liberman and each of them, with full power of substitution, to vote the shares of Class A Common Stock and Class B Common Stock on the matters shown on the reverse side of this card and any other matters that may come before the Annual Meeting or any adjournment or postponement thereof. Furthermore, this proxy will be voted in the discretion of the proxies upon such other business or matters as may properly come before the Annual Meeting or any adjournment or postponement thereof (including, if applicable, on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before this proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). Continued and to be signed on reverse side